SCHEDULE 14C – INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
(Amendment No.      )

Check the appropriate box:

[X]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]	Definitive Information Statement

                                                    HAGUE CORP.
(Name of Registrant As Specified In Charter

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11..

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PRELIMARY COPY
HAGUE CORP.
7700 S. River Parkway
Tempe, AZ 85284
(214) 701-8779

INFORMATION STATEMENT
SHAREHOLDER MAJORITY ACTION BY WRITTEN CONSENT
IN LIEU OF AN ANNUAL MEETING ON OR ABOUT JANUARY 19, 2010

IMPORTANT NOTICE:

THE COMPANY’S INFORMATION STATEMENT AND 2009 ANNUAL REPORT ARE AVAILABLE AND CAN BE ACCESSED DIRECTLY AT THE FOLLOWING INTERNET ADDRESS: http://www._________________

To the Shareholders:

Notice is hereby given to all shareholders that the purpose of this Information Statement is to inform the holders of record, as of the close of business on December 17, 2009 (the “Record Date”) of shares of Common Stock (the ‘Voting Stock”), which have the voting power of Hague Corp., Inc., a Nevada corporation (the “Company”), that our Board of Directors on December 2, 2009 approved and on or about January 19, 2010, the holders of a majority of our Voting Stock (collectively the “Consenting Stockholders”) are expected to ratify, adopt and approve by written consent in lieu of an actual meeting the following matters:

(1)	To elect five Directors of the Company for the coming year;

(2)          To ratify, adopt and approve the selection of LBB & Associates Ltd., LLP as the Company’s independent auditors for the year ending June 30, 2010;

(3)          To consider and vote upon an amendment to the Company’s Articles of Incorporation and the filing of said amendment with the Secretary of State of the State of Nevada to change our corporate name from Hague Corp. to Quantum Materials Corp., or if such name later becomes unavailable in the States of Nevada or Arizona, to such other name as approved by the Board of Directors;

(4)          To consider and vote upon an amendment to the Company’s Articles of Incorporation and the filing of said amendment with the Secretary of State of the State of Nevada changing the Company’s authorized Common Stock from 100,000,000 shares, $.001 par value, to 200,000,000 shares, $.001 par value; and

(5)          To ratify, adopt and approve the Company’s 2009 Employee Benefit and Consulting Services Compensation Plan covering 10,000,000 shares of Common Stock.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Only stockholders of record at the close of business on the Record Date are entitled to receipt of this Information Statement. No action is required by you. The Company Information Statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with Section NRS 78.320-2 of the Nevada Corporation Law and Rule 14C of the Securities Exchange Act of 1934, as amended. This Information is first mailed to you on or about December 21, 2010. Please feel free to call us at the phone number set forth above should you have any questions on the enclosed Information Statement.

For the Board of Directors of Hague Corp.

December 17, 2009	Stephen Squires, President and Chief Executive Officer

2

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

Hague Corp.
7700 S. River Parkway
Tempe, AZ 85284

INFORMATION STATEMENT

December 17, 2009

COPIES OF COMMUNICATIONS TO:
c/o Morse & Morse, PLLC
1400 Old Country Road, Suite 302
Westbury, NY 11590
Phone: 516-487-1446
Fax: 516-487-1452

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act), to the holders (the “Stockholders”) of the Common Stock which represents the only class of outstanding capital stock eligible to vote (collectively the “Voting Stock”) of Hague Corp., a Nevada corporation (the “Company”), to notify  Stockholders that on or about January 19, 2010, the Company anticipates receiving written consents in lieu of an actual meeting of stockholders from certain holders of at least a majority of the issued and outstanding Voting Stock of the Company  to approve the matters set forth herein. Accordingly, your consent is not required and is not being solicited in connection with the approval.

On December 2, 2009, the Board approved the actions specified herein, subject to approval by the Stockholders.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action taken.  In addition, pursuant to the laws of Nevada, the actions taken by majority written consent in lieu of an actual meeting do not create appraisal or dissenters’ rights.

Our board of directors has determined to pursue this stockholder action by majority written consent in lieu of an actual meeting in an effort to reduce the costs and management time required to hold a meeting of stockholders and to implement the above actions for our stockholders in a timely manner.

The above actions will become effective no sooner than 20 calendar days following the mailing to the Stockholders of this Definitive Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND A PROXY.

3

INFORMATION  STATEMENT

The Board of Directors of the Company is furnishing this Information Statement (which includes in Appendix A), the Company’s Annual Report on Form 10-K for its fiscal year ended June 30, 2009, exclusive of exhibits), to shareholders on or about December 21, 2009.

This Information Statement is being furnished to the stockholders of the Company in connection with proposals (i) to elect five directors of the Company for the coming year, (ii) to ratify, adopt and approve the selection of LBB & Associates Ltd., LLP as the Company’s independent auditors for the upcoming fiscal year, (iii) to ratify, adopt and approve an amendment to the Company’s Articles of Incorporation and the filing of said amendment with the Secretary of State of the State of Nevada to change our corporate name from Hague Corp. to Quantum Materials Corp. or such other name as approved by the Board and ratified by written consent of the holders of a majority in interest of the Company’s outstanding voting capital stock in the event that the new name later becomes unavailable in the States of Nevada or Arizona; (iv) to ratify, adopt and approve an amendment to the Company’s Articles of Incorporation and the filing of said amendment with the Secretary of State of the State of Nevada to change the authorized number of shares of Common Stock from 100,000,000 shares, $.001 par value, to 200,000,000 shares, $.001 par value; and (v) to ratify, adopt and approve the Company’s 2009 Employee Benefit and Consulting Services Compensation Plan covering 10,000,000 shares of Common Stock.

The Company has authorized 100,000,000 shares of Common Stock, $.001 par value.  Of the 100,000,000 shares, there are 76,375,167 shares of Common Stock currently outstanding. The proposals contained in the preceding paragraph are expected to be adopted by the written consent of the holders of a majority in interest in the Company’s outstanding Common Stock (i.e. collectively the “Consenting Stockholders”) and submitted to the Secretary of the Company on or about January 19, 2010 (the “Written Consent Effective Date”).  If the proposals were not adopted by written consent, it would have been required to be considered by the Company’s stockholders at an annual or special stockholders’ meeting convened for the specific purpose of approving the proposals.

The elimination of the need for an annual or special meeting of stockholders to approve the proposals is made possible by Section 78.320 of the Nevada Revised Corporation Law (the “Nevada Law”) which reads as follows: “2. Unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.” In order to eliminate the costs and management time involved in holding an annual or special meeting and in order to effect the proposals as early as possible in order to accomplish the purposes of the Company, as hereinafter described, the Board of Directors of the Company voted to utilize the written consent of the Consenting Stockholders which represent the holders of a majority in interest of the Company’s outstanding voting capital stock.

The date on which this Information Statement will first be sent to the stockholders is on or about December 21, 2009. The record date established by the Company for purposes of determining the number of outstanding shares of Common Stock of the Company is December 17, 2009 (the “Record Date”).

Inasmuch as the Company will have provided to its stockholders of record this Information Statement, the Company will notify its stockholders in its next Quarterly Report on Form 10-Q and/or Form 8-K of the Written Consent Effective Date of the aforementioned proposals.  No additional action will be undertaken pursuant to such written consents, and no dissenters’ rights under the Nevada Law are afforded to the Company’s stockholders as a result of the adoption of the proposals.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s By-Laws and Nevada law, a vote by the holders of at least a majority of the Voting Stock is required to effect the action described herein. As of the Record Date, the Company had 76,725,167 Voting Stock issued and outstanding and entitled to vote. Our Common Stock is entitled to one vote per share. Stephen Squires (28,403,000 shares), Brian Lukian (1,000,000 shares), Oceanus Capital LLC (________ shares), Sound Capital Inc. (2,000,000 shares), Steven Morse (190,000 shares), Lester Morse (190,000 shares), Adrienne Grody (20,000 shares) and Peter Hausser (1,000,000 shares), own an aggregate of _________ shares entitled to vote (the “Consenting Stockholders”), representing approximately __% of the Voting Stock. The Consenting Stockholders are in favor of the actions described herein and are expected to take action by majority consent on or about January 19, 2010. No consideration will be paid for the consent.

4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Incorporated by reference is the contents of Item 12 of the Company’s Form 10-K for its fiscal year ended June 30, 2009, a copy of which is annexed to this Information Statement as Appendix A.

PROPOSAL TO ELECT
DIRECTORS

It is anticipated that the written consents by the Consenting Stockholders to be submitted to the Secretary of the Company at the Written Consent Effective Date will include the re-election of the Company’s existing four directors and one new board nominee, namely Dr. Robert Glass, to serve as directors for a period of one year and until their successors are elected and shall qualify.  The written consents are intended to be a cost effective substitute to eliminate the need to hold an annual meeting of the Company’s stockholders.  Except for Dr. Glass, a Board Nominee and David Doderer, a director since October 2009, each person has served as a director of the Company since December 6, 2008. The following five directors of the Company are expected to be elected to serve as directors of the Company.

Name	Age	Position with the Company (1)
Stephen Squires	49	President and Chief Executive Officer and Director
Dr. Ghassan E. Jabbour	46	Chief Science Officer, Director
Dr. Michael S. Wong	35	Director
David Doderer	40	Vice President of Research, Director
Dr. Robert Glass	62	Board Nominee

__________
(1)	Directors are elected at the annual meeting of stockholders and hold office to the following annual meeting.

Identities of Executive Officers

Stephen Squires is President and Chief Executive Officer. David Doderer is Vice President of Research of the Company and Dr. Ghassan E. Jabbour is Chief Science Officer of the Company. Brian Lukian is Chief Financial Officer, Secretary and Treasurer of the Company. The terms of all officers expire at the annual meeting of directors following the annual stockholders meeting.  Officers serve at the pleasure of the Board and may be removed, either with or without cause, by the Board of Directors, and a successor elected by a majority vote of the Board of Directors, at any time.

Biographies of the Company’s Nominees to the Board.

Stephen Squires has over 25 years of experience in turnarounds, startups, business development, mergers and acquisitions and strategic planning. Mr. Squires is skilled at identifying emerging technologies and driving commercialization/global market introduction to position companies for growth. From 1977 to1983, he worked at McDonald Douglas Corporation, a company engaged in the business of building advanced tactical fighter aircraft and Space vehicles, developing and adapting advanced materials for combat aircraft applications. From1983 to 2001, Mr. Squires, as founder, served as President and Chief Executive Officer of Aviation Composite Technologies, Inc., a company whose principal business was the engineering, design, manufacture and refurbishment of advanced composite aero structures. Under Mr. Squires’ leadership the company grew from zero to over 200 employees and operated a 100,000 square foot state of the art facility. Aviation Composite was merged with USDR Aerospace in 2001. Prior to his employment with the Company which commenced upon the closing date of the Agreement and Plan of Reorganization, Mr. Squire’s principal occupation was consulting and advising in the areas of Advanced materials, nanotechnology, applications engineering, strategic international marketing with emphasis on middle east and commercialization of emerging technologies for Orasi LLC. Since 1998, Mr. Squires has pursued his interests in advanced materials such as nano fibers and nanotubes where he quickly recognized the potential of the unique quantum features these materials held.

5

Dr. Ghassan E. Jabbour is the Director of Flexible and Organic Electronics Development at the Flexible Display Center (FDC) since 2006 and a Professor of Chemical and Materials Engineering at Arizona State University since 2006. He is also the Technical Advisory Board Leader on Optoelectronic Materials, Devices and Encapsulation at FDC. He has been selected to the Asahi Shimbun 100 New Leaders of the USA and has received the Presidential Award for Excellence from the Hariri Foundation in 1997. Dr. Jabbour's research experience encompasses flexible-roll-to-roll-electronics and displays, smart textile, moisture and oxygen barrier technology, transparent conductors, organic light emitting devices, organic and hybrid photovoltaics, organic memory storage, organic thin film transistors, combinatorial discovery of materials, nano and macro printed devices, micro and nanofabrication, biosensors, and quantum simulations of electronic materials. Dr. Jabbour attended Northern Arizona University, the Massachusetts Institute of Technology (MIT), and the University of Arizona. Dr. Jabbour is an SPIE fellow.  Prof. Jabbour has authored and co-authored over 300 publications, invited talks, and conference proceedings. He is the editor of several books and symposia proceedings involving organic photonics and electronics, and nanotechnology. Prof. Jabbour is the guest editor of the MRS Bulletin issue on “Organic Photovoltaics”. He is the Chair and/or Co-Chair of over 50 conferences related to photonic and electronic properties of organic materials and their applications in displays and lighting, hybrid photosensitive materials, and hybrid integration of semiconducting and nanotechnology.

Dr. Michael S. Wong Principal Investigator, Associate Professor in Chemical and Biomolecular Engineering Associate Professor in Chemistry (Joint Appointment) at William Marsh Rice University. His accomplishments include:
•	Smithsonian Magazine "37 Under 36" Young Innovator Award (2007)
•	3M Non-tenured Faculty Award (2006, 2007)
•	GOLD 2006 Conference Best Presentation Award, for "best new idea in gold catalysis" (2006)
•	AIChE South Texas Section Best Applied Paper Award (2006)
•	AIChE Nanoscale Science and Engineering Forum Young Investigator Award (2006)
•	MIT Technology Review's TR35 Young Innovator Award (2006)
•	Hershel M. Rich Invention Award (2006)
•	National Academy of Engineering Indo-America Frontiers of Engineering Symposium, Invited Speaker (2006)
•	Smalley/Curl Innovation Award (2005)
•	National Academies Keck Futures Initiative (NAKFI) Symposium, Invited Participant (2004)
•	Oak Ridge Associated Universities Ralph E. Powe Junior Faculty Enhancement Award (2003)
•	National Academy of Engineering Japan-America Frontiers of Engineering (JAFOE)
•	Symposium, Invited Participant (2002)
•	Rice Quantum Institute (RQI), Fellow (2002)
•	Robert P. Goldberg Grand Prize, MIT $50K Entrepreneurship Competition (2001)
•	Union Carbide Innovation Recognition Award (2000)
•	MIT Chemical Engineering Edward W. Merrill Outstanding Teaching Assistant Award (1997)
•	Faculty advisor for Phi Lambda Upsilon, chemical sciences honorary society (2003 - present)

Dr. Michael S. Wong joined the Department of Chemical Engineering in 2001, and received a joint appointment in the Department of Chemistry in 2002. Before coming to Rice University, he did post-doctoral research with Dr. Galen D. Stucky of the Department of Chemistry and Biochemistry at University of California, Santa Barbara. Mr. Wong’s educational background includes a B.S. in Chemical Engineering from Caltech, an M.S. in Chemical Engineering Practice (“Practice School”) from MIT, and a Ph.D. in Chemical Engineering from MIT (under the supervision of Dr. Jackie Y. Ying, “Supramolecular Templating of Mesoporous Zirconia-Based Nanocomposite Catalysts”). With the underlying theme of designing and engineering novel materials for catalytic and encapsulation applications, his research interests lie in the areas of nanostructured materials (e.g. nanoporous materials, nanoparticle-based hollow spheres, and quantum dots), heterogeneous catalysis, and bioengineering applications. He is particularly interested in developing new chemical approaches to assembling nanoparticles into functional macrostructures.

David Doderer has over 15 years of research & development experience in emerging technologies including biotech, nanotech and quantum effects.  From 2002 to 2005, he served as principal investigator for USGN, a company engaged in the business of defense, safety and security solutions, where he contributed to numerous patents/patents pending & proprietary processes. From 2006 to 2008, he managed Managing Hudler Titan LLC, a technology consulting company, specializing in advanced nanofiber filtration for gaseous streams; crowd sourcing to efficiently share and manage the information resource existing in personal experience; and a clean energy/ clean air/ clean water initiative through aggregation of retail level contributions in alternative energy based carbon offset programs.

6

Dr. Robert Glass is expected to serve as Chief Techology Officer for the Company. Dr. Glass will work with the scientific, technical and marketing teams in developing the Company’s technologies and directions, as well as working with the nanotech industry in development of new standards, trade policy and joint ventures. Working with the CEO he will help formulate strategic directions and time frames for the success of the Company.

 Dr. Glass' experience includes running Scientific and Engineering teams at major industries including NIST (U.S. Dept. of Commerce's National Institute of Standards and Technology's- Photometry Division in the Center for Building Technology- he was chief of 13 scientists working in Illumination & Photometry standards development). As a scientist Dr. Glass led the design of LED displays used in open cockpit submarines for the Navy. At Lockheed Martin, he was in charge of Advanced Development for Space Station including designing a laminar flow bench for on orbit repairs of equipment which is onboard today's space station.  He specialized in working with the astronauts on developing hardware for space walks (EVA missions). He and his team developed NASA 3000, the first hardware standard ever developed for NASA (variations still in used today). He worked with Rotary Rocket and Weaver Aerospace on the design of hardware for their private space program and the “Roton” delivery vehicle.

At Xerox as part of the Strategic Business Office, he led the design of their new graphic “human” interface and later at Apple, he led the development of a new software graphic interface designed to make computers usable by the masses. He also worked on the design of Apple's first generation Powerbooks.

At Sun Microsystems, Dr. Glass was responsible for developing long-term vision and strategy for Sun’s Solaris product and leveraged Business units to produce products for the future. Later he became one of the leading technologists (Director of Science for SunSoft).

DR. Glass’ first startup company was started in 1981 in the area of secure videoconferencing and  satellite systems and  it still exists today. Through his consulting firm Eou.com, he has served as CEO, CTO and VP of R&D for a variety of hardware and software companies.  Dr. Glass is recognized as a leading technologist and technical entrepreneur in Silicon Valley and is frequently called upon as an advisor.   He previously served with the National Academy of Science as a postdoctoral advisor and committee member and as an advisor to MIT, Georgia Tech. and Syracuse University's School of Information Studies, as well as the government's Standards representative on a variety of Standards Committee. He's a Fellow of the Silicon Valley World Internet Center.

He is best known for his predictions of a changed world built on nanotechnology, including MEMS through Sun's film "Starfire" and his hundreds of technology futures' speeches around the world throughout the 1990's.   Dr. Glass earned his doctorate at the University of Maryland in Sensory Processes & Physiological Psychology and specialized in brain functioning and human color vision.

His work has been highlighted on NPR and in the international press numerous times and he is considered one of the “usual suspects” by technology journalists seeking an informed point of view from Silicon Valley. As an inventor (at Sun Microsystems), he holds 13 U.S. and International Patents jointly with Bruce Tognazzini and Dr. Jakob Nielsen, and is the author of more than a dozen research papers on electro-optics and human vision.

He previously served with the National Academy of Science as a postdoctoral advisor and committee member and as an advisor to MIT, Georgia Tech. and Syracuse University's School of Information Studies. He's a Fellow of the Silicon Valley World Internet Center. He is a frequent guest of the government as a reviewer for the National Institute of Standards and Technology's (NIST) Advanced Technology Program and government conferences on building high tech start-ups.

Dr. Glass served as an elected member of the Human Factors and Ergonomics Society's Executive Council and has been active in ergonomics ("ease of use") issues since the early 1970’s. Dr. Glass earned his doctorate at the University of Maryland in Sensory Processes Psychology and specialized in brain functioning and human color vision.

7

Served on a variety of committees as senior technologist including:
• U.S. Member-at-Large of the National Committee of the Commission Internationale de L'Eclairage (CIE) – Color Standards
• Chairman, Computer Committee, National Institute of Standards & Technology (NIST) - National Engineering Laboratory,
• Vice Chairman, National Academy of Sciences, Federal Construction Council, Color designs
• Member, USNC-CIE Technical Committee on Visual Signaling (TC1.6)

Board of Directors Meetings; Committees; Independent Directors

Our board of directors held one formal meeting during the 12 month period ended June 30, 2009. Action was taken by written consent of the Board of Directors on one occasion.

We do not have standing audit, nominating or compensation committees, or committees performing similar functions. Our board of directors believes that it is not necessary to have standing audit, nominating or compensation committees at this time because the functions of such committees are adequately performed by our board of directors. The directors who perform the functions of auditing, nominating and compensation committees in the past were not independent because they were also officers of our company.

Identified herein are five directors to be elected to our Board of Directors. As Robert Glass and each other member of the Board are expected to be elected as an officer of the Company, only Michael Wong is anticipated to be considered an “Independent Director” but not as a “financial expert” as those terms are defined below. Under the National Association of Securities Dealers Automated Quotations (“NASDAQ”) definition, an independent director means a person other than an officer or employee of the Company or its subsidiaries or any other individuals having a relationship that, in the opinion of the Company’ board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of the director. The board’s discretion in determining director independence is not completely unfettered. Further, under the NASDAQ definition, an independent director is a person who (1) is not currently (or whose immediate family members are not currently), and has not been over the past three years (or whose immediate family members have not been over the past three years), employed by the company; (2) has not (or whose immediate family members have not) been paid more than $60,000 during the current or past three fiscal years;  (3) has not (or whose immediately family has not) been a partner in or controlling shareholder or executive officer of an organization which the company made, or from which the company received, payments in excess of the greater of $200,000 or 5% of that organizations consolidated gross revenues, in any of the most recent three fiscal years; (4) has not (or whose immediate family members have not), over the past three years been employed as an executive officer of a company in which an executive officer of our Company has served on that company’s compensation committee; or (5) is not currently (or whose immediate family members are not currently), and has not been over the past three years (or whose immediate family members have not been over the past three years) a partner of our company’s outside auditor. The term “Financial Expert” is defined as a person who has the following attributes: an understanding of generally accepted accounting principals and financial statements; has the ability to assess the general application of such principals in connection with the accounting for estimates, accruals and reserves; experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; an understanding of internal controls and procedures for financial reporting; and an understanding of audit committee functions.

In the future, we intend to have an audit committee and such other committees as determined by the Board of Directors to be in the best interest of the Company and to be in compliance with all applicable securities and state laws and listing requirements of any applicable exchanges or NASDAQ that the Company’s securities may become listed on in the future, of which we can provide no assurances that this will occur. In the event we form an audit committee, we will seek to have a “financial expert” as an independent board member serving on the Audit Committee.

Section 16(a) Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders (the “Reporting Persons”) are required by the SEC regulations to furnish us with copies of all Section 16(a) reports that they file.

8

Based solely on our review of the copies of such forms received by us, or written representations from the Reporting Persons, we believe that all filing requirements applicable to all Reporting Persons were complied with for our year ended June 30, 2009.

Executive Compensation

Incorporated by reference is Item 11 of the Form 10-K for the Company’s fiscal year ended June 30, 2009, which is appended to this Information Statement as Appendix A.

Certain Transactions

Incorporated by reference is Item 13 of the Form 10-K for the Company’s fiscal year ended June 30, 2009, which is appended to this Information Statement as Appendix A.

Audit Fees

Incorporated by reference is Item 14 of the Form 10-K for the Company’s fiscal year ended June 30, 2009, which is appended to this Information Statement as Appendix A.

Board of Directors Report

           The Company has no Audit Committee. The Board met and held discussions with management and its independent auditors. Management represented to the Board that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Board has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Board discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61. The Company's independent auditors also provided the Board with the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Board discussed with the independent auditors and management the auditors' independence, including with regard to fees for services rendered during the 2009 fiscal year and for all other professional services rendered by the Company's independent auditors. Based upon the Board's discussion with management and the independent auditors and the Board's review of the representations of management and the report of the independent auditors to the Board, the Board recommended the inclusion of  the audited consolidated financial statements in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2009.

           THE BOARD OF DIRECTORS
Stephen Squires
Dr. Michael S. Wong
Dr/ Ghassan Jabbour
David Doderer

Compensation Committee Interlocks and Insider Participants – None.

Lack of Nominating Committee

The Board of Directors has acted as the nominating committee for the Company and no separate nominating committee has been formed to date. This type of committee, if one existed, would be responsible for identifying and recommending the director nominees to be selected by the Board of Directors for each annual meeting of shareholders and reviewing any stockholder nominees; implementing the Board’s criteria for selecting new directors; developing, reviewing and recommending to the Board a set of corporate governance policies applicable to Hague; providing oversight for the evaluation of the performance of the Board of Directors; and adopting a written charter.  Management believes that the cost of having a nominating committee for Hague as a Smaller Reporting Company outweighs the benefits that may be derived from implementing such a committee.

9

The Board of Directors, acting as the nominating committee, did not meet during the 2009 fiscal year. However, the Board of Directors, acting as the nominating committee, agreed on December 2, 2009 by unanimous written consent to select and approve the five Director nominees to be up for election by the Consenting Stockholders in Lieu of an actual meeting.  Based upon the size of the Company and the Board’s familiarity with the Company since its inception, the Board also has determined that each of the Directors is qualified to suggest nominees for consideration to the nominating committee. The Board of Directors, when acting as the nominating committee, is generally responsible for:

•	Developing a nomination process for candidates to the Board of Directors;

•	Establishing criteria and qualifications for membership to the Board of Directors;

•	Identifying and evaluating potential Director nominees;

•	Filling vacancies on the Board of Directors; and

•	Recommending nominees for election or re-election.

The Board of Directors, when fulfilling the duties of a nominating committee, does not operate under a charter and it does not have a policy with regard to the consideration of any Director candidates recommended by members.

Director Qualifications. While the members of our Board have not established specific minimum qualifications for director candidates, the candidates for Board membership should have the highest professional and personal ethics and values, and conduct themselves consistent with our Code of Ethics. While the members of the Board have not formalized specific minimum qualifications they believe must be met by a candidate to be recommended by the members, the members of the Board believe that candidates and nominees must reflect a Board that is comprised of directors who (i) have broad and relevant experience, (ii) include some independent directors, (iii) are of high integrity, (iv) have qualifications that will increase overall Board effectiveness and enhance long-term stockholder value, and (v) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to potential Audit Committee members. These factors, and others as considered useful by our Board acting as its own nomination and governance committee, will be reviewed in the context of an assessment of the perceived needs of our Board of Directors at a particular point in time. As a result, the priorities and emphasis of our Board of Directors may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective directors. Consideration of new director candidates is expected to involve a series of Board discussions, review of information concerning candidates and interviews with selected candidates. The Board does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. Candidates for nomination to our Board of Directors may be suggested by other members of our Board of Directors. From time to time, our Board acting as its own nomination committee may in the future (although it has not done so in the past) engage the services of a third party search firm to identify director candidates.

Director Candidates

Although our Board acting as its own nomination committee does not have a formal policy on stockholder nominations, it will consider candidates proposed in writing by stockholders, provided such proposal meets the eligibility requirements (i.e. ownership of at least 2% of the outstanding common shares) for submitting stockholder nominations for inclusion in our next Proxy or Information Statement and is accompanied by certain required information about the candidate. If an eligible stockholder wishes to recommend a nominee, he or she should submit such recommendation in writing to our Chief Executive Officer, Stephen Squires, 7700 S. River Parkway, Tempe, AZ 85284, by the deadline set forth herein under “Deadline for Receipt of Stockholder Proposals.” Information provided with the stockholder recommendation should specify the following information: (a) the name and address of the nominee; (b) the name and address of the stockholder making the nomination; (c) the number of shares of our Common Stock entitled to vote at such meeting held by the stockholder; (d) a representation that the nominating stockholder is a stockholder of record entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to nominate the person specified in the notice; (e) the nominee’s qualifications for membership on our Board of Directors; (f) all of the information that would be required in a proxy statement soliciting proxies for the election of the nominee as a director; (g) a description of all arrangements or understandings between the nominating stockholder and the nominee and any other person or persons (naming such person or persons) pursuant to whose request the nomination is being made by the stockholder; (h) all other companies to which the nominee is being recommended as a nominee for director; and (i) a signed consent of the nominee to cooperate with reasonable background checks and personal interview, and to serve as a director, if elected. Candidates proposed by stockholders will be evaluated by our Board acting as its own nomination committee using the same criteria as for all other candidates. Our Board acting as its own nomination committee has not received any nominations from any of our stockholders in connection with this written consent in lieu of an actual meeting.  The Board is authorized to retain advisers and consultants and to compensate them for their services. The Board did not retain any such advisers or consultants during fiscal 2009.

 If the Board determines to nominate a stockholder-recommended candidate and recommends his or her election as a director by the shareholders, his or her name will be included in Hague’s proxy card for the stockholder meeting at which his or her election is recommended.

Stockholders also have the right to nominate director candidates themselves, without any prior review or recommendation by the Board, by the procedures set forth herein under “Deadline for Receipt of Stockholder Proposals.”

10

 Stockholder Communications

The Board will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. Absent unusual circumstances and subject to any required assistance or advice from legal counsel, our Chief Executive Officer, Stephen Squires, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the other directors as he considers appropriate.

Communications will be forwarded to all directors if they relate to important substantive matters and include suggestions or comments considered to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we may receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board for its consideration should address such communications to c/o Chief Executive Officer, Stephen Squires, 7700 S. River Parkway, Tempe, AZ 85284.

Financial and Other Information

Accompanying this Information Statement as Appendix A is the Company's 2009 Annual Report on Form 10-K for its fiscal year ended June 30, 2009 (excluding exhibits). The Company incorporates by reference the information contained in the Company's 2009 Annual Report.

PROPOSAL TO RATIFY
 THE BOARD’S SELECTION OF LBB & ASSOCIATES LTD., LLP,
AS INDEPENDENT AUDITORS FOR 2010

    The Board of Directors has approved the selection of LBB & Associates Ltd., LLP, subject to the ratification of its shareholders, as the Company’s independent auditors for the year ended June 30, 2010. LBB & Associates Ltd., LLP, Certified Public Accountants, audited the Company’s financial statements for its last year ended June 30, 2009.  Even if the selection is ratified, the Board in its sole discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board believes that such a change would be in the best interests of the Company and its stockholders.

For a discussion of the Audit Fees, Financial Information Systems Design and Implementation Fees and other fees billed by the Company’s independent auditors for 2009, see Item 14 of the Company’s Form 10-K for its fiscal year ended June 30, 2009, a copy of which is appended hereto as Appendix A.

It is expected that the written consent of the Consenting Stockholders will be submitted to the Secretary of the Company at the Written Consent Effective Date and it will include the ratification of the Board’s selection of LBB & Associates Ltd., LLP, as the Company’s independent auditors.

11

PROPOSAL TO CHANGE THE NAME OF THE COMPANY
BY WAY OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCOPRPRATION

The Company’s Board of Directors has proposed to change the name of the Company from Hague Corp. to Quantum Materials Corp. A copy of the proposed Amendment to the Articles of Incorporation is annexed hereto as Appendix B. In the event the name becomes unavailable in the State of Nevada, the Company’s state of incorporation, or in the State of Arizona where the Company has its principal executive office, then the proposal will include authorization of the Company to change the name to another name approved by the Board of Directors and consented to by the Consenting Stockholders which represent the owners of a majority of the outstanding Voting Stock.

Purpose of Amendment

Hague Corp. was formed under the laws of the State of Nevada in January 2007 to explore certain mining claims. In November 2008, the Company changed its business focus with its acquisition of Solterra Renewable Technologies, Inc. The purpose of the name change is to identify the Company with its new line of business. The Company has reserved the name Quantum Materials Corp. in the State of Nevada.  It is expected that the written consent of the Consenting Stockholders will be submitted to the Secretary of the Company at the Written Consent Effective Date and it will include the ratification of the change in name, the authorization to file an appropriate amendment with the Secretary of State in the State of Nevada and in the event the name becomes unavailable for any reason whatsoever in the State of Nevada or in the State of Arizona, the Written Consent shall empower the Board of Directors to change the name to a new name approved by the Board and consented to by the Consenting Stockholders owning a majority of the Voting Stock.

PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES
 OF OUTSTANDING COMMON STOCK FROM 100,000,000 COMMON SHARES, $.001 PAR VALUE, TO 200,000,000 COMMON SHARES, $.001 PAR VALUE, BY WAY OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION

The Company's Board of Directors has proposed increasing the number of authorized shares of outstanding Common Stock from 100,000,000 common shares, $.001 par value, to 200,000,000 common shares, $.001 par value. A copy of the proposed amendment to the Articles of Incorporation is annexed hereto as Appendix “B.”  The Company shall have the right to make any additional changes to the form of amendment included in Appendix B as required by the Nevada Secretary of State to complete such filing. The Board adopted a resolution proposing that an amendment (the “Amendment”) to Articles of Incorporation be presented to the stockholders to take action by majority consent in lieu of an actual meeting for approval to effect this change in capital. See “Appendix B.”

The proposal is to increase the authorized number of shares of Common Stock from 100,000,000 shares to 200,000,000 shares, $.001 par value. The purpose of this amendment is to be able to have sufficient authorized, but unissued, Common Stock for future financing purposes. We have no commitments to raise any additional financing. As of the Record Date, the Company had outstanding 76,725,167 common shares and had outstanding options to purchase 3,200,000 shares and warrants exercisable into 3,000,000 shares of Common Stock. As of the Record Date, the Company has $1,500,000 convertible into an aggregate of 5,624,297 common shares at a conversion price of $.2667 per share.  The conversion ratio is subject to adjustment in the event of stock splits, stock dividends, combinations, reclassifications and the like and for sales of Common Stock at a purchase price below $.2667 per share, except for Exempt Issuances as defined in the Transaction Documents. The proposal to have an additional 100,000,000 common shares authorized may be utilized for public and private issuances of Common Stock or other securities convertible into Common Stock in connection with financing transactions, acquisitions or other corporate transactions, as well as stock dividends, warrants, stock option plans and other stock-based incentive or compensation programs. The availability of additional shares of Common Stock for issuance, without delay and expense of obtaining stockholder approval, will afford the Company greater flexibility in acting upon opportunities and transactions which may arise in the future. The Company presently does not have any specific plans to use any portion of its shares in connection with any acquisitions, corporate transactions or business combinations, although it is likely it will attempt to use such increase in authorized common shares to seek to raise additional financing necessary to survive as a going concern, the success of which can not be assured.

12

    The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending on the exact nature and circumstances of any actual issuances of authorized but unissued and unreserved shares. The increase could deter takeovers, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company is not aware of any efforts to accumulate the Company’s securities and to obtain control of the Company and has no present intention or agreement requiring the issuance of any additional shares of Common Stock other than as described herein. The Company has no present intention of soliciting a stockholder vote on any proposal, or series of proposals, to deter takeovers. In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, a future increase in the aggregate number of outstanding shares of the Company caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of the Company's Common Stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder's investment could be adversely affected. The Common Stock has no preemptive rights to purchase additional shares, except for certain rights of Debenture holders. The Board, within the limitations and restrictions contained in the Articles of Incorporation and without further action by the Company's holders of Common Stock, has the authority to issue Common Stock from time to time. This proposal does not affect any rights, privileges, powers or preferences of any of the Company’s common stockholders.

No dissenting stockholder will have a right of appraisal or right to receive payment for his stock by reason of such dissent.

It is expected that the written consent of the Consenting Stockholders will be submitted to the Secretary of the Company on the Written Consent Effective Date and it will include the ratification of the filing of an amendment to the Company’s Articles of Incorporation and the filing of said amendment with the Secretary of State of the State of Nevada to increase the authorized number of shares of Common Stock, $.001 par value, from 100,000,000 shares to 200,000,000 shares. See “Appendix B.”

PROPOSAL TO RATIFY, ADOPT AND APPROVE THE COMPANY’S 2009 EMPLOYEE
BENEFIT AND CONSULTING COMPENSATION PLAN

On December 2, 2009, the Company established a 2009 Employee Benefit and Consulting Services Compensation Plan (the “2009 Plan”) covering 10,000,000 shares. The material features of the Plan are described below. A copy of the Plan is appended hereto as “Appendix C.”

Administration

Our Board of Directors, Compensation Committee or both, in the sole discretion of our Board, administers the 2009 Plan, which was approved by the Company’s Board of Directors on December 2, 2009. The Board, subject to the provisions of the 2009 Plan, has the authority to determine and designate officers, employees, directors and consultants to whom awards shall be made and the terms, conditions and restrictions applicable to each award (including, but not limited to, the option price, any restriction or limitation, any vesting schedule or acceleration thereof, and any forfeiture restrictions). The Board may, in its sole discretion, accelerate the vesting of awards. The Board of Directors must approve all grants of Options and Stock Awards issued to our officers or directors.

Types of Awards

The 2009 Plan is designed to enable us to offer certain officers, employees, directors and consultants of us and our subsidiaries equity interests in us and other incentive awards in order to attract, retain and reward such individuals and to strengthen the mutuality of interests between such individuals and our stockholders.  In furtherance of this purpose, the  Plan contained provisions for granting incentive and non-statutory stock options and Common Stock Awards.

    Stock Options. A "stock option" is a contractual right to purchase a number of shares of Common Stock at a price determined on the date the option is granted. The option price per share of Common Stock purchasable upon exercise of a stock option and the time or times at which such options shall be exercisable shall be determined by the Board at the time of grant. Such option price shall not be less than 100% of the fair market value of the Common Stock on the date of grant. The option price must be paid in cash, money order, check or Common Stock of the Company.  The Options may also contain at the time of grant, at the discretion of the Board, certain other cashless exercise provisions.

    Options shall be exercisable at the times and subject to the conditions determined by the Board at the date of grant, but no option may be exercisable more than ten years after the date it is granted. If the Optionee ceases to be an employee of our company for any reason other than death, any option granted as an Incentive Stock Option exercisable on the date of the termination of employment may be exercised for a period of thirty days or until the expiration of the stated term of the option, whichever period is shorter. In the event of the Optionee’s death, any granted Incentive Stock Option exercisable at the date of death may be exercised by the legal heirs of the Optionee from the date of death until the expiration of the stated term of the option or six months from the date of death, whichever event first occurs.  In the event of disability of the Optionee, any granted Incentive Stock Options shall expire on the stated date that the Option would otherwise have expired or 12 months from the date of disability, whichever event first occurs.  The termination and other provisions of a non-statutory stock option shall be fixed by the Board of Directors at the date of grant of each respective option.

13

    Common Stock Award. “Common Stock Award” is shares of Common Stock that will be issued to a recipient at the end of a restriction period, if any, specified by the Board if he or she continues to be an employee, director or consultant of us. If the recipient remains an employee, director or consultant at the end of the restriction period, the applicable restrictions will lapse and we will issue a stock certificate representing such shares of Common Stock to the participant. If the recipient ceases to be an employee, director or consultant of us for any reason (including death, disability or retirement) before the end of the restriction period unless otherwise determined by the Board, the restricted stock award will be terminated.

Eligibility

    The Company’s officers, employees, directors and consultants of Hague Corp. and its subsidiaries are eligible to be granted stock options, and Common Stock Awards.  Eligibility shall be determined by the Board; however, all Options and Stock Awards granted to officers and directors must be approved by the Board.

Termination or Amendment of the Plan

    The Board may at any time amend, discontinue, or terminate all or any part of the Plan, provided, however, that unless otherwise required by law, the rights of a participant may not be impaired without his or her consent, and provided that we will seek the approval of our stockholders for any amendment if such approval is necessary to comply with any applicable federal or state securities laws or rules or regulations.

Awards

    As of November 17, 2009, options to purchase 3,200,000 shares at an exercise have been granted under the Plan.  These include the following persons:

	Amount of Shares	Net Realizable Value At November 17, 2009 (2)

Stephen Squires (1)	1,600,000	88,000
Brian Lukian	500,000	27,500
David Doderer	500,000	27,500
Dr. Michael S. Wong	300,000	16,500
Ghassan Jabbour	300,000	16,500
Other persons	-0-	-0-

__________________
(1)	Includes options to purchase 600,000 shares granted to Mr. Squires’ wife who serves as a bookkeeper to the Company.

(2)	Based upon the closing last sale of $.105 per share on November 17, 2009, after deducting the exercise price of $.05 per share.

It is not possible to predict the individuals who will receive future awards under the 2009 Plan or the number of shares of Common Stock covered by any future award because such awards are wholly within the discretion of the Board.

14

Shares Subject to the Plan

    The maximum number of shares of Common Stock that may be issued pursuant to awards granted under the Plan is 10,000,000 shares.  Such shares may be either authorized and unissued shares or issued shares reacquired by the Company and held in treasury. The Plan does not limit the number of shares of Common Stock with respect to which options or Stock Awards may be granted to any individual during any calendar year.  The aggregate number of shares issuable under the Plan and the number of shares subject to options and awards to be granted under the Plan are subject to adjustment in the event of certain mergers, reorganizations, consolidations, recapitalizations, dividends (other than a regular cash dividend), stock split or other change in corporate structure affecting the Common Stock. Shares subject to options that expire, terminate or are canceled unexercised, shares of stock that have been forfeited to the Company and shares that are not issued as a result of forfeiture or termination of an award may be reissued under the Plan.

Federal Tax Consequences

    The Federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality.

Incentive Stock Options.  Incentive stock options granted under the 2009 Plan are designed to qualify for the special tax treatment for incentive stock options provided for in the Internal Revenue Code (the “Code”).  Under the provisions of the Code, an optionee who at all times from the date of grant until three months before the date of exercise is an employee of the Company, and who holds the shares of Common Stock obtained upon exercise of his incentive stock option for two years after the date of grant and one year after exercise, will recognize no taxable income on either the grant or exercise of such option and will recognize capital gain or loss on the sale of the shares.  If such shares are held by the optionee for the required holding period, the Company will not be entitled to any tax deduction with respect to the grant or exercise of the option.  If such shares are sold by the optionee prior to the expiration of the holding periods described above, the optionee will recognize ordinary income upon such disposition.  Upon the exercise of an incentive stock option, the optionee will incur an item of tax preference equal to the excess of the fair market value of the shares at the time of exercise over the exercise price, which may subject the optionee to the alternative minimum tax.

    Non-Qualified Options. Under present Treasury regulations, an optionee who is granted a non-qualified option will not realize taxable income at the time the option is granted. In general, an optionee will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option price, and the Company will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The optionee's basis in the shares so acquired will be equal to the option price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the shares, the optionee will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the option is exercised.

    Common Stock Awards. Recipients of shares of restricted Common Stock that are not "transferable" and are subject to "substantial risk of forfeiture" at the time of grant will not be subject to Federal income taxes until lapse or release of the restrictions on the shares. The recipient's income and the Company's deduction will be equal to the fair market value of the shares on the date of lapse or release of such restrictions.

It is expected that the written consent of the Consenting Stockholders will be submitted to the Secretary of the Company at the Written Consent Effective Date and it will include the ratification, adoption and approval of the 2009 Plan.

OTHER BUSINESS

    As of the date of this Information Statement, the Board of Directors of the Company knows of no other business which will be presented for consideration of the stockholders of the Company.

15

AVAILABILITY OF SECURITIES AND EXCHANGE COMMISSION’S FORM 10-K

THE COMPANY’S ANNUAL REPORT FOR ITS YEAR ENDED JUNE 30, 2009 ON FORM 10-K INCLUDES THE FINANCIAL STATEMENTS, SCHEDULES AND EXHIBITS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION; SUCH ANNUAL REPORT IS ATTACHED TO THIS INFORMATION STATEMENT IN APPENDIX A (EXCLUSIVE OF EXHIBITS).  ADDITIONAL COPIES OF SUCH REPORTS AND EXHIBITS ARE AVAILABLE WITHOUT CHARGE TO THE STOCKHOLDERS UPON WRITTEN REQUEST. SUCH MATERIAL CAN BE OBTAINED BY WRITING TO OUR SECURITIES COUNSEL, MORSE & MORSE, PLLC, 1400 OLD COUNTRY ROAD, SUTIE 302, WESTBURY, NY 11590, ATT: STEVEN MORSE, ESQ.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Any Stockholder who intends to present a proposal at the next annual meeting of Stockholders must deliver the proposal to Stephen Squires, President and Chief Executive Officer of Hague at 7700 S. River Parkway, Tempe, AZ 85284:

•	Not later than August 31, 2010, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934; and

•
Not later than August 31, 2010, if the proposal is submitted outside the processes of Rule 14a-8 under the Securities and Exchange Act of 1934, in which case we are not required to include the proposal in our proxy materials. Such nominations and proposals for the next annual meeting of Stockholders, other than those made by or on behalf of the Board of Directors, shall be made by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Chairman.

HAGUE CORP.

By:	/s/ BRIAN LUKIAN, Secretary

16

APPENDIX A

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 10-K

[X]	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended June 30, 2009
or
[ ]	TRANSITION REPORT PURSUANT TO SECTION 12 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from  ____ to ___
Commission File Number:  333-146533

                  HAGUE CORP.
(Exact name of Registrant as specified in its charter)

Nevada	20-8195578
(State of jurisdiction of incorporation or oganization)	(I.R.S. Employer Identification Number)

7700 S. River Parkway Tempe, AZ	85284
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(214) 701-8779

Securities registered pursuant to Section 12 (b) of the Act:  None

Securities registered pursuant to Section 12 (g) of the Act:  Common Stock, $.001 Par Value

Check whether the Registrant is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act. [  ]

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days. Yes X .   No ___.

Indicate by check mark if disclosure of delinquent filers in response to Item 405 of Regulation S-K is not contained in this form, and no disclosure will be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K [  ].

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company as defined by Rule 12b-2 of the Exchange Act: smaller reporting company [X].

Indicate by check mark whether the Registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).Yes [  ] No [X]

State Issuer’s revenues for its most recent fiscal year: $-0-.

As of November 5, 2009, the number of shares of Common Stock held by non-affiliates was approximately 24,600,000 shares with a market value of $3,198,000 based upon a last sale for our Common Stock of $.13 as of the closed of business on November 5, 2009.

As of November 10, 2009, the issuer had 73,725,167 shares of common stock, $0.001 par value per share outstanding.

FORWARD-LOOKING STATEMENTS

Some of the statements under this Form 10-K contain forward-looking statements. All statements other than statements of historical facts contained in this Form 10-K, including statements regarding our plans, objectives, goals, strategies, future events, capital expenditures, future results, our competitive strengths, our business strategy and the trends in our industry are forward-looking statements. The words “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” “appear,” “forecast,” “future,” “likely,” “probably,” “suggest” and similar expressions, as they relate to the Company, are intended to identify forward-looking statements.

Forward-looking statements reflect only our current expectations. We may not update these forward-looking statements, even though our situation may change in the future. In any forward-looking statement, where we express an expectation or belief as to future results or events, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements due to a number of uncertainties, many of which are unforeseen, including, without limitation:

•	our reliance on our exclusive licensing agreement with William Marsh Rice University;

•	we are a development stage company with no history of profitable operations;

•	we will likely need substantial additional capital to finance our business;

•	our solar products may not gain market acceptance;

•
we need to build a manufacturing plant which could have cost overruns and implement plans to hire sales and marketing personal, establish distribution relationships and channels and strategic alliances for market penetration and revenue growth;

•	competition within our industry;

•	reduction or elimination of government subsidiaries and economic incentives for solar technology could cause our anticipated revenues to decline; and

•	the availability of additional capital on terms acceptable to us.

 In addition, you should refer to the “Risk Factors” section of this Form 10-K for a discussion of other factors that may cause our actual results to differ materially from those implied by our forward-looking statements. As a result of these factors, we cannot assure you that the forward-looking statements in this Form 10-K will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, if at all. Accordingly, you should not place undue reliance on these forward-looking statements.

We qualify all the forward-looking statements contained in this Form 10-K by the foregoing cautionary statements.

PART I

Item 1.  Business

Corporate Structure

As described below, Hague Corp. (“Hague”) owns 100% of its operating subsidiary, Solterra Renewable Technologies, Inc. (“Solterra”).  The term “the Company” includes Hague and Solterra unless the context indicates otherwise.

History of Hague Corp.

Hague was formed under the laws of the State of Nevada on January 9, 2007. It acquired certain mineral claims located in Nevada. Hague has not pursued these rights to its mineral claims and is concentrating its business operations on those of its wholly-owned subsidiary described below.

Solterra Renewable Technologies, Inc.

Solterra was organized in the State of Delaware on the 19th day of May 2008. The principal executive office of Solterra is located at 7700 S. River Parkway, Tempe, AZ 85284 and its phone number is (214) 701-8779.

Plan of Reorganization and Financing Transaction

On November 4, 2008, the Company closed on an Agreement and Plan of Merger and Reorganization by and among Hague, Solterra, the shareholders of Solterra and Gregory Chapman as “Indemnitor” (the “Agreement”), which resulted in Solterra becoming a wholly-owned subsidiary of the Company. Pursuant to the Agreement, Mr. Chapman cancelled 40,000,000 shares of Common Stock of the Company owned by him and issued a general release in favor of the Company terminating its obligations to repay Mr. Chapman approximately $34,000 in principal owed to him.

In accordance with the Agreement, the Company issued 41,250,000 shares of its Common Stock to the former stockholders of Solterra. Certain existing stockholders of the Company in consideration, of Solterra and its shareholders completing the transaction, issued to the Company a Promissory Note in the amount of $3,500,000 due and payable on or before January 15, 2009, through the payment of cash or, with the consent of the Company, the cancellation of up to 12,000,000 issued and outstanding shares of the Company owned by them. As of the filing date of this Form 10-K, these Notes are in default and the Company has not been able to recover payment on the Notes or the cancellation of the Company’s 12,000,000 shares in satisfaction thereof. The Company is considering pursuing all legal alternatives in connection with this matter.

On November 4, 2008, the Company entered into a Securities Purchase Agreement, Debenture, Security Agreement, Subsidiary Guarantee Agreement, Registration Rights Agreement, Escrow Agreement and other related transactional documents (the “Transaction Documents”) to obtain $1,500,000 in gross proceeds from three non-affiliated parties (collectively hereinafter referred to as the “Lenders”) in exchange for 3,525,000 restricted shares of Common Stock of the Company (the “Restricted Shares”) and Debentures in the principal amount aggregating $1,500,000. Each Debenture has a term of three years maturing on November 4, 2011 bearing interest at the rate of 8% per annum and is prepayable by the Company at anytime without penalty, subject to the Debenture holders’ conversion rights. Each Debenture is convertible at the option of each Lender into the Company’s Common Stock (the “Debenture Shares”, which together with the Restricted Shares shall collectively be referred to as the “Securities”) at a conversion price of $.2667 per share (the “Conversion Price”). The Registration Rights Agreement requires the Company to register the resale of the Securities within certain time limits and to be subject to certain penalties in the event the Company fails to timely file the Registration Statement, fails to obtain an effective Registration Statement or, once effective, to maintain an effective Registration Statement until the Securities are saleable pursuant to Rule 144 without volume restriction or other limitations on sale. The Debentures are secured by the assets of the Company and are guaranteed by Solterra as the Company’s subsidiary. In the event the Debentures are converted in their entirety, the Company would be required to issue an aggregate of 5,624,297 shares of the Company’s Common Stock, subject to anti-dilution protection for stock splits, stock dividends, combinations, reclassifications and sale of the Company’s Common Stock at a price below the Conversion Price.  Certain changes of control or fundamental transactions such as a merger or consolidation with another company could cause an event of default under the Transaction Documents.  See “Item 13.”

Business Overview

Solterra is a start-up solar technology and quantum dot manufacturing firm which was founded by Stephen Squires. Mr. Squires and our other officers and directors bring to us a large degree of experience in developing innovative technology, and commercializing high technology products.  We perceive an opportunity to acquire a significant amount of both quantum dot and solar photovoltaic market share by commercializing a low cost quantum dot processing technology and a low cost quantum dot based third generation photovoltaic technology/solar cell, pursuant to an exclusive license agreement with William Marsh Rice University (“Rice University” or “Rice”).  Our objective is to become the first bulk manufacture of high quality tetrapod quantum dots and the first solar cell manufacturer to be able to offer a solar electricity solution that competes on a non-subsidized basis with the price of retail electricity in key markets in North America, Europe, the Middle East and Asia.

Competitors are pursuing different nanotechnological approaches to developing solar cells, but the general idea is the same for all. When light hits an atom in a semiconductor, those photons of light with lots of energy can push an electron out of its nice stable orbital around the atom. The electron is then free to move from atom to atom, like the electrons in a piece of metal when it conducts electricity. Using nano-size bits of semiconductor embedded in a conductive plastic maximizes the chance that an electron can escape the nanoparticle and reach the conductive plastic before it is "trapped" by another atom that has also been stripped of an electron. Once in the plastic, the electron can travel through wires connecting the solar cell to an electronic device. It can then wander back to the nanocrystal to join an atom that has a positive charge, which scientifically is called electron hole recombination.

A quantum dot solar cell typically uses a thin layer of quantum dot semiconductor material, rather than silicon chips, to convert sunlight into electricity. Quantum Dots, also known as nanocrystals, measure near one billionth of an inch and are a non-traditional type of semiconductor. Management believes that they can be used as an enabling material across many industries and that quantum dots are unparalleled in versatility and flexible in form.

Solterra intends to design and manufacture solar cells using a proprietary thin film semiconductor technology that we believe will allow us to reduce our average solar cell manufacturing costs and be extremely competitive in this market. Solterra will be one of the first companies to integrate non-silicon quantum dot thin film technology into high volume low cost production using proprietary technologies. Our objective is to become one of the first solar module manufacturer to offer a solar electricity solution that competes on a non-subsidized basis with the price of retail electricity in key markets in North America, Europe, the Middle East and Asia.

Management believes that the manufacture of our thin film quantum dot solar cells can introduce a cost effective disruptive technology that can help accelerate the conversion from a fossil fuel dependent energy infrastructure to one based on renewable, carbon-neutral energy sources. We believe that our proposed products also can be a part of the solution to greenhouse gases and global warming.

Solterra plans to:

a)
Scale up Quantum Dot Production by applying proprietary technology licensed from Rice University for our quantum dot synthesis process. This licensed technology enables Solterra to produce the highly desirable CdSe tetrapod quantum dots at a cost savings of greater than 50% compared to competing suppliers, and will organically supply Solterra’s requirements for quantum dots for its solar cells. Additionally, Solterra will market these Q-Dots through various existing supply channels into various markets, including but not limited to medical diagnostics and printed electronics. The initial pilot scale up will take place at or near Rice University in Houston, Texas. The staff there will include one post doctorate, Professor Michael Wong the inventor of the technology and our Vice President in charge of quantum dot commercialization David Doderer. Following initial proof of scale production, the commercial production of quantum dots will likely be consolidated in a purpose built facility in Phoenix, Arizona, adjoining the proposed solar cell production line.

b)
Fabricate solar cells and optimize the performance of solar cells based on a blend of a suitable conjugated polymer and CdSe quantum dots (QDs).  The aim is to invest our best efforts to demonstrate and scale up production of low cost quantum dot solar cells having peak efficiency of greater than 6%. The efficiency of solar cells is the electrical power it puts out as percentage of the power in incident sunlight. Within the photovoltaic market, cell pricing and peak efficiency are key benchmarks for consumers in the decision for system selection and installation. The design and manufacture of Solterra's quantum dot based solar cells is projected to allow for the conversion of sunlight into usable electricity at a combination of efficiencies and cell cost at a very low "cents per kilowatt-hour" rate. This work is expected to be accomplished on site at the Arizona State University labs where we also maintain our corporate offices. The staff there includes three post doctorates three undergraduates, our Chief Science Officer, Professor Ghassan Jabbour and our CEO, Stephen Squires.

Objectives:

The Current Objectives of Solterra are as follows:
•
Become the first bulk manufacture of high quality tetrapod quantum dots and the first solar cell manufacturer to be able to offer a solar electricity solution that competes on a non-subsidized basis with the price of retail electricity in key markets in North America, Europe the Middle East and Asia.

•
Build a robust intellectual property portfolio in third generation photovoltaics. Success criteria include completion of preparation and filing of various patent applications in the area of Quantum Dot Solar Cell technology, by January 2010, defining and initiating the strategy to secure a reliable source of key materials by February 2010, and filing or acquiring additional process related patent applications in solar or printed electronics in general by July 2010, which intellectual property would be owned or controlled by Solterra.

•
Initiate scaled manufacturing of tetrapod quantum dots, based in part on technology licensed from William H. Marsh Rice University, and building on continued research.  Planning includes the implementation of one or more Solterra owned mini-batch lines for quantum dot conjugation and quality control studies, as well as a pilot line based on outcomes of collaboration with Access2Flow, an advanced flow chemistry consortium based in the Netherlands.  The design of the pilot line is intended such that the initial target output of the line, at approximately one kilogram per day, can be further scaled at least by an order of magnitude to 1,000 grams per day in 2010.  The output of the tetrapod quantum dots manufacturing will be used for Solterra’s quantum dot solar cells as well as stand-alone sales into the biomedical research fields and to third party developers of quantum dot products such as displays, memory and computer and consumer electronics.

•
Continue to develop and characterize the Quantum Dot Solar Cell product; moving towards pilot proof line for solar cells and leading to high throughput print line ultimately capable of yearly solar cell output near gigawatt range. Target cell efficiencies are 6% within one year, 10% within 2 years and greater than 20% within five years.  Coupled within cell cost per watt decreasing below $1.00/Watt, we intend to pursue initial product sales in late 2010 with significant increases in 2011.

Products:

Solar Panels

A solar cell or photovoltaic cell is a device that converts solar energy into electricity by the photovoltaic effect. Photovoltaics is the field of technology and research related to the application of solar cells as solar energy. Sometimes the term solar cell is reserved for devices intended specifically to capture energy from sunlight, while the term photovoltaic cell is used when the source is unspecified. Assemblies of cells are used to make solar modules or solar panels (as we refer to them), which may in turn be linked in larger photovoltaic arrays that can produce substantial amounts of electricity.

Solar cells have many applications. Individual cells are used for powering small devices such as electronic calculators. Photovoltaic (“PV”) arrays generate a form of renewable electricity, particularly useful in situations where electrical power from the grid is unavailable such as in remote area power systems, Earth-orbiting satellites and space probes, remote radiotelephones and water pumping applications. Photovoltaic electricity is also increasingly deployed in grid-tied electrical systems. Similar devices intended to capture energy radiated from other sources include thermophotovoltaic cells, betavoltaics cells, and optoelectric nuclear batteries.

Thin Film Quantum Dot PV Solar Cell: Solterra is expected to produce a low cost, easily processed quantum dot derived solar cell that operates at peak efficiency greater than 6%, and more importantly has a cost per kilowatt hour (“kWH”) comparable to conventional grid supplied power. Within the photovoltaic market, cell pricing and peak efficiency are key benchmarks for consumers in the decision for system selection and installation. At the end of the day, a combination of the two is what is really important for the consumer -- the actual cost for each kilowatt-hour produced. The cleanliness of all renewable energies makes these technologies attractive, and delivery of electricity at or near an equivalent cost to conventional fossil fuel produced energy will make total clean energy adoption inevitable. The design and manufacture of Solterra's quantum dot based solar cells is projected to allow for the conversion of sunlight into usable electricity at a combination of efficiencies and cell cost at a very low "cents per kilowatt-hour" rate. As Solterra approaches this "grid parity," we believe the decision for Solterra Solar Cells will be quickly made.

 Quantum Dots

Solterra has a worldwide exclusive license with Rice University for the manufacture of low cost, high quality tetrapod quantum dots using Rice developed intellectual property. Solterra is planning the scale up the bulk production of quantum dots based on this technology and intends to manufacture and sell these semiconductor materials for a broad range of emerging applications both in the United States and abroad.

According to the new report available at Electronics.ca Publications, the global market for quantum dots, which in 2008 is estimated to generate $28.6 million in revenues, is projected to grow over the next five years at a compound annual growth rate (“CAGR”) of 90.7%, reaching over $700 million by 2013.  Following the initially modest revenues generated by standalone colloidal quantum dots - primarily serving the life sciences, academic, and other industrial research and development communities - within the next 2 years several product launches with colloidal or in situ quantum dot underpinning will bolster market revenue considerably.

Quantum dots refer to one of several promising materials niche sectors that recently have emerged from the burgeoning growth area of nanotechnology. Quantum dots fall into the category of nanocrystals, which also includes quantum rods and nanowires. As a materials subset, quantum dots are characterized by particles fabricated to the smallest of dimensions from only a few atoms and upwards. At these tiny dimensions, they behave according to the rules of quantum physics, which describe the behavior of atoms and sub atomic particles, in contrast to classical physics that describes the behavior of bulk materials, or in other words, objects consisting of many atoms.

Current and future applications of quantum dots impact a broad range of industrial markets. These include, for example, biology and biomedicine; computing and memory; electronics and displays; optoelectronic devices such as LEDs, lighting, and lasers; optical components used in telecommunications; and security applications such as covert identification tagging or biowarfare detection sensors.”

Advantages of Quantum Dot Based Solar Cells

The efficiency of solar cells is the electrical power it puts out as percentage of the power in incident sunlight. One of the most fundamental limitations on the efficiency of a solar cell is the ‘band gap’ of the semi-conducting material used in conventional solar cells: the energy required to boost an electron from the bound valence band into the mobile conduction band. When an electron is knocked loose from the valence band, it goes into the conduction band as a negative charge, leaving behind a ‘hole’ of positive charge. Both electron and hole can migrate through the semi-conducting material.

In a solar cell, negatively doped (n-type) material with extra electrons in its otherwise empty conduction band forms a junction with positively doped (p-type) material, with extra holes in the band otherwise filled with valence electrons. When a photon with energy matching the band gap strikes the semiconductor, it is absorbed by an electron, which jumps to the conduction band, leaving a hole.

Both electron and hole migrate in the junction’s electric field, but in opposite directions. If the solar cell is connected to an external circuit, an electric current is generated. If the circuit is open, then an electrical potential or voltage is built up across the electrodes.

Photons with less energy than the band gap slip right through without being absorbed, while photons with energy higher than the band gap are absorbed, but their excess energy is wasted, and dissipated as heat. The maximum efficiency that a solar cell made from a single material can theoretically achieve is about 30 percent, but Management believes that in practice, the best achievable is about 25 percent.

It is possible to improve on the efficiency by stacking materials with different band gaps together in multi-junction cells. Stacking dozens of different layers together can increase efficiency theoretically to greater than 70 percent. But this results in technical problems such as strain damages to the crystal layers. The most efficient multi-junction solar cell is one that has three layers: gallium indium phosphide/gallium arsenide/germanium (GaInP/GaAs/Ge) made by the National Center for Photovoltaics in the US, which achieved an efficiency of 34 percent in 2001.

Recently, entirely new possibilities for improving the efficiency of photovoltaics based on quantum dot technology have opened up. Quantum dots have quantum optical properties that are absent in the bulk material due to the confinement of electron-hole pairs (called excitons) on the particle.

The first advantage of quantum dots is their tunable bandgap. It means that the wavelength at which they will absorb or emit radiation can be adjusted at will: the larger the size, the longer the wavelength of light absorbed and emitted.  The greater the bandgap of a solar cell semiconductor, the more energetic the photons absorbed, and the greater the output voltage.

On the other hand, a lower bandgap results in the capture of more photons including those in the red end of the solar spectrum, resulting in a higher output of current but at a lower output voltage. Thus, there is an optimum bandgap that corresponds to the highest possible solar-electric energy conversion, and this can also be achieved by using a mixture of quantum dots of different sizes for harvesting the maximum proportion of the incident light.

Another advantage of quantum dots is that in contrast to traditional semiconductor materials that are crystalline or rigid, quantum dots can be molded into a variety of different form, in sheets or three-dimensional arrays. They can easily be combined with organic polymers, dyes, or made into porous films in the colloidal form suspended in solution, they can be processed to create junctions on inexpensive substrates such as plastics, glass or metal sheets.

When quantum dots are formed into an ordered three-dimensional array, there will be strong electronic coupling between them so that excitons will have a longer life, facilitating the collection and transport of ‘hot carriers’ to generate electricity at high voltage. In addition, such an array makes it possible to generate multiple excitons from the absorption of a single photon.

Quantum dots are offering the possibilities for improving the efficiency of solar cells in at least two respects, by extending the band gap of solar cells for harvesting more of the light in the solar spectrum, and by generating more charges from a single photon.

Infrared photovoltaic cells – which transform infrared light into electricity - are attracting much attention, as nearly half of the approximately 1000W/m2 of the intensity of sunlight is within the invisible infrared region. So it is possible to use the visible half for direct lighting while harvesting the invisible for generating electricity.

Photovoltaic cells that respond to infrared – ‘thermovoltaics’ - can even capture radiation from a fuel-fire emitter; and co-generation of electricity and heat are said to be quiet, reliable, clean and efficient. A 1 cm2 silicon cell in direct sunlight will generate about 0.01W, but an efficient infrared photovoltaic cell of equal size can produce theoretically 1W in a fuel-fired system.

One development that has made infrared photovoltaics attractive is the availability of light-sensitive conjugated polymers - polymers with alternating single and double carbon-carbon (sometimes carbon-nitrogen) bonds. It was discovered in the 1970s that chemical doping of conjugated polymers increased electronic conductivity several orders of magnitude. Since then, electronically conducting materials based on conjugated polymers have found many applications including sensors, light-emitting diodes, and solar cells.

Conjugated polymers provide ease of processing, low cost, physical flexibility and large area coverage. They now work reasonably well within the visible spectrum.

Researchers led by Arthur Nozik at the National Renewable Energy Laboratory Golden, Colorado in the United States have demonstrated that the absorption of a single photon by their quantum dots yielded - not one exciton as is usually the case, but three of them.

The formation of multiple excitons per absorbed photon happens when the energy of the photon absorbed is far greater than the semiconductor band gap. This phenomenon does not readily occur in bulk semiconductors where the excess energy simply dissipates away as heat before it can cause other electron-hole pairs to form.

In semi-conducting quantum dots, the rate of energy dissipation is significantly reduced, and the charge carriers are confined within a minute volume, thereby increasing their interactions and enhancing the probability for multiple excitons to form.

Solterra’s Quantum Dot Solar Cell Architecture

Although there are many different nanotechnological approaches to developing solar cells, the general idea is the same for all. When light hits an atom in a semiconductor which in our case is the quantum dot tetrapod, those photons of light with lots of energy can push an electron out of its nice stable orbital around the atom. The electron is then free to move from atom to atom, like the electrons in a piece of metal when it conducts electricity.

Using nano-size bits of semiconductor, again in our case quantum dots, embedded in a conductive plastic maximizes the chance that an electron can escape the nanoparticle and reach the conductive plastic before it is "trapped" by another atom that has also been stripped of an electron. Once in the plastic, the electron can travel through wires connecting the solar cell to your electronic device.  It can then wander back to the nanocrystal to join an atom that has a positive charge.

As stated above, quantum dots improve the efficiency of solar cells in at least two respects, by extending the band gap of solar cells for harvesting more of the light in the solar spectrum, and by generating more charges from a single photon. “We have shown that solar cells based on quantum dots theoretically could convert more than 65 percent of the sun’s energy into electricity, approximately doubling the efficiency of solar cells”, said Arthur Nozik at the National Renewable Energy Laboratory led by Arthur Nozik.

This technology is also applicable to other thin-film devices--where it offers a potential four-fold increase in power-to-weight ratio over the state of the art. Intermediate-band gap solar cells require that quantum dots be sandwiched in an intrinsic region between the photovoltaic solar cells ordinary p- and n-type regions. The quantum dots form the intermediate band of discrete states that allow sub-band gap energies to be absorbed. However, when the current is extracted, it is limited by the bandgap, not the individual photon energies. The energy states of the quantum dot can be controlled by controlling the size of the dot.

Solterra’s high quality tetrapod quantum dots provide access to quantum effects that provide for greater power generation potential, and therefore greater efficiency per cell area and thus lower cost per watt produced. Prior research has shown that four-legged quantum dots are many times more efficient at converting sunlight into electricity than regular quantum dots.

Solterra’s manufacturing design relies on state-of-the-art but widely available high volume silkscreen and inkjet printing technologies. Solterra’s cell ingredients will be formulated into an ink medium compatible with such equipment. Solterra has negotiated a contractual funded optimization effort with Dr. Ghassan Jabbour, our Chief Science Officer, and Arizona State Universities Macro Technology Works in order to support this effort.

The solar power industry:

Today’s top ten solar cell manufactures are all manufacturing silicon based solar cells. Since the complex and relatively high cost of dicing and polishing pure silicon will never be a trivial task, it is unlikely we will see a significant drop in cost. The solar photovoltaic industry is divided into three generations of technology. The first generation technology PV products account for over 86% of the total market. This segment of the industry is made up of numerous large players including Sharp and Sanyo.

Three Generations of Photovoltaic Technology

1.
The first generation photovoltaic, consists of a large-area, single layer p-n junction diode, which is capable of generating usable electrical energy from light sources with the wavelengths of solar light. These cells are typically made using silicon wafer. First generation photovoltaic cells (also known as silicon wafer-based solar cells) are the dominant technology in the commercial production of solar cells, accounting for more than 86% of the solar cell market.

2.
The second generation of photovoltaic materials is based on the use of thin-film deposits of semiconductors. These devices were initially designed to be high-efficiency, multiple junction photovoltaic cells. Later, the advantage of using a thin-film of material was noted, reducing the mass of material required for cell design.

3.
Solterra is poised to be one of the front runners in large scale commercialization of third generation photovoltaic. Third generation photovoltaics are very different from the other two, broadly defined as semiconductor devices which do not rely on a traditional p-n junction to separate photo generated charge carriers. These new devices include photo electrochemical cells, Polymer solar cells, and nanocrystal solar cells.

Photovoltaics are a compelling long-term investment, and even at today's high prices, management believes that photovoltaic manufacturers are selling solar panels as fast as they can be produced.

The installed base of photovoltaics world wide is only slightly more than 10 gigawatts (12.6 GW is the electrical power generated by the Itaipu Dam, the world's largest hydroelectric power plant) out of 15 Terawatts (terawatt is 1012 watts) that is used worldwide. The main reason there is a shortage of production capacity is that photovoltaics are manufactured using polysilicon, the same semi-conductor substrate used for integrated circuits. For years, the photovoltaic manufacturers have bought their polysilicon from manufacturers who primarily produced this product for the computer industry. But in 2005, photovoltaic manufacturing output rose to over 1.6 gigawatts, and for the first time, the solar energy industry was competing with the computer industry to buy polysilicon. Photovoltaic panels consumed about one-third of the 30,000 tons of polysilicon produced worldwide in 2005, about 10,000 tons. There has been a worldwide shortage of polysilicon, which lead to a significant increase in the price.

Competitive Strengths

We believe that Solterra’s licensed technology provides us with a number of competitive strengths that position us to become a leader in the solar energy industry and compete in the broader electric power industry:

 Cost-per-Watt advantage. Our proprietary thin film technology should allow us to achieve an average manufacturing cost per watt less than $1.30 and position Solterra’s cells as one of the lowest priced in the world and significantly less than the per watt manufacturing cost of crystalline silicon solar modules.

Continuous and scalable production process. We will manufacture our solar cells on high-throughput production lines that complete all manufacturing steps, from semiconductor printing to final assembly and testing, in an automated, proprietary, continuous process.

Replicable production facilities. We will use a systematic replication process to build new production lines with operating metrics that are comparable to the performance of best of bread production lines. By expanding production, we believe we can take advantage of economies of scale, accelerate development cycles and leverage our operations, enabling further reductions in the manufacturing cost per watt of our solar cells.

Stable supply of raw materials.   We will not be constrained by shortages of semiconductor material, as we will be positioned to produce our own quantum dot materials.

Pre-sold capacity through Long Term Supply Contracts. We intend to pursue Long Term Supply Contracts which, if successfully entered into, would provide us with predictable net sales and enable us to realize economies of scale from capacity expansions quickly. By pre-selling the solar cells to be produced on future production lines, we expect to minimize the customer demand risk of our expansion plans.

Favorable system performance. Under real-world conditions, including variation in ambient temperature and intensity of sunlight, we believe systems incorporating our solar cells will generate more kilowatt hours of electricity per watt of rated power than systems incorporating crystalline silicon solar modules, increasing our end-users’ return on investment. Solterra solar cells successfully blend the needs for efficiency, low cost, and time to recoup investment. Furthermore, the solar panels will be easy to install due to their flexibility and low weight.

Market Opportunity

Global demand for electricity is expected to increase from 14.8 trillion kilowatt hours in 2003 to 27.1 trillion kilowatt hours in 2025, according to the Energy Information Administration. However, supply constraints, rising prices, dependence on foreign countries for fuel feedstock and environmental concerns could limit the ability of many conventional sources of electricity to supply the rapidly expanding global demand. These challenges create a growth opportunity for the renewable energy industry, including solar energy. According to the Department of Energy, solar energy is the only source of renewable power with a large enough resource base to supply a significant percentage of the world’s electricity needs.  Worldwide, annual installations by the photovoltaic industry grew from 0.4GW in 2002 to 1.7GW in 2006, representing an average annual growth rate of over 42%. In 2006, the cumulative installed capacity of solar modules worldwide reached just below 7GW.

Target Market Segment Strategy

Strategies

Our goal is to create a sustainable market for our solar modules by utilizing our proprietary thin film semiconductor technology to develop a solar electricity solution that competes on a non-subsidized basis with the price of retail electricity in key markets in North America, Europe, the Middle East and Asia. We intend to pursue the following strategies to attain this goal:

Penetrate key markets rapidly. We expect to be a fully-integrated solar cell manufacturer. To the extent that our finances will permit in the future, we intend to place production lines in strategic locations over the course of many years across the globe which will enable us to diversify our customer base, gain market share in key solar cell markets and reduce our dependence on any individual country’s subsidy programs.

Further reduce manufacturing cost. We will deploy continuous improvement systems and tools to increase the throughput of all of our production lines and the efficiency of our workforce and to reduce our capital intensity and raw material requirements. In addition, as we expand production, we believe we can absorb fixed costs over higher production volumes, reduce fixed costs by manufacturing in low-cost regions such as Malaysia, negotiate volume-based discounts on certain raw material and equipment purchases and gain production and operational experience that translate into improved process and product performance.

Increase sellable Watts per module. We will constantly be driving several programs designed to increase the number of sellable watts per solar module, which is driven primarily by conversion efficiency.

Enter the mainstream market for electricity. We believe that our ability to enter the non-subsidized, mainstream market for electricity will require system development and optimization, new system financing options and the development of new market channels. As part of these activities, we anticipate developing other quantum dot renewable energy solutions beyond the solar cell that we plan to offer in select market segments.

The grid-tied Photovoltaic market is of importance because it is the fastest growing segment for Photovoltaics. Many of the early niche markets for solar were off-grid solutions such as emergency phone boxes, sail boats, and, of course, outer space. However, now that the price for Photovoltaic solar has dropped and can compete effectively with additional electric power sources (especially when energy rebates are considered), the grid-tied Photovoltaic systems has become the largest growing segment.  An appealing aspect of the potential large projects is that a large project can represent the sales volume in one transaction that might require hundreds of individual transactions for residential Photovoltaic solar applications and successfully obtaining these contracts can help us obtain other customer contracts. In addition, the lifetime requirements for some custom large projects may not be as stringent as for the regulated residential electricity market.

GROWTH OPPORTUNITIES

In North America, where we use far more oil than anywhere else on Earth, the vast majority (71%) of electrical power generation is entirely dependent on fossil fuels - coal (52%), gas (16%), and oil (3%). The world's natural gas is running out along with the oil, and the coal supply is not unlimited either. Nuclear energy contributes only one-fifth to the US power network, and 7% of power is hydroelectric. Only 2% of US electricity production is from renewable sources. As we continue to burning up the world's dwindling fossil energy sources at a terrifying rate, we simultaneously unleash catastrophic damage to the natural environment.

Production of photovoltaics (PV) jumped to 3,800 megawatts worldwide in 2007, up an estimated 50 percent over 2006. At the end of the year, according to preliminary data, cumulative global production stood at 12,400 megawatts, enough to power 2.4 million U.S. homes. Growing by an impressive average of 48 percent each year since 2002, PV production has been doubling every two years, making it the world’s fastest-growing energy source.

Photovoltaics, which directly convert sunlight into electricity, include both traditional, polysilicon-based solar cell technologies and new thin-film technologies. Thin-film manufacturing involves depositing extremely thin layers of photosensitive materials on glass, metal, or plastics. While the most common material currently used is amorphous silicon, the newest technologies use non-silicon-based materials such as cadmium telluride.

            A key force driving the advancement of thin-film technologies is a polysilicon shortage that began in April 2004. In 2006, for the first time, more than half of polysilicon production went into PVs instead of computer chips. While thin films are not as efficient at converting sunlight to electricity, they currently cost less and their physical flexibility makes them more versatile than traditional solar cells. Led by the United States, thin film grew from four percent of the market in 2003 to seven percent in 2006. Polysilicon supply is expected to match demand by 2010, but not before thin film obtains an estimate 20 percent of the market.

Government Support

           Ongoing US Department of Energy (DOE) grant announcements have been made pursuant to the US economic stimulus package.  We will continue to review these grant opportunities to see if there is a good fit for funding for our near and long term goals.  Regrettably, much of the stimulus money seems to be earmarked for solar generation from established sources like conventional silicon-based solar cells that otherwise may not be economically feasible.  However, the US House of Representatives passed its version of the American Clean Energy and Security Act (ACES) which would mandate significant additional electricity consumption to be supplied by renewable sources, totaling at least 15% of national demand by 2020.  We believe that cost effective solar such as ours, of high volume production capability is the only way that nationally we can meet these clean energy consumption goals.  As national and state program mandates are enforced, the economic incentives to purchase the energy from solar will undoubtedly mount.

Additionally, for consumers and manufactures of solar, impressive tax incentives have been established.  A commercial tax credit of 30% of the cost (plus installation and labor) for any installation at the Company’s facilities for the generation of electricity (see additional information below, but note that taking this credit may preclude participation in the following credit for pv cell manufacturers).   The American Recovery and Reinvestment Act of 2009 (H.R. 1), enacted in February 2009, established a new investment tax credit to encourage the development of a U.S.-based renewable energy manufacturing sector. In any taxable year, the investment tax credit is equal to 30% of the qualified investment required for an advanced energy project that establishes, re-equips or expands a manufacturing facility that produces equipment and/or technologies used to produce energy from the sun, wind, geothermal or "other" renewable resources.  Qualified investments generally include personal tangible property that is depreciable and required for the production process. Other tangible property may be considered a qualified investment only if it is an essential part of the facility, excluding buildings and structural components.

The U.S. Treasury Department will issue certifications for qualified investments eligible for credits to qualifying advanced energy project sponsors. In total, $2.3 billion worth of credits may be allocated under the program. After certification is granted, the taxpayer has one year to provide additional evidence that the requirements of the certification have been met and three years to put the project in service.   In determining which projects to certify, the U.S. Treasury Department must consider those which most likely will be commercially viable, provide the greatest domestic job creation, provide the greatest net reduction of air pollution and/or greenhouse gases, have great potential for technological innovation and commercial deployment, have the lowest levelized cost of generated (or stored) energy or the lowest levelized cost of reduction in energy consumption or greenhouse gas emissions, and have the shortest project time. The U.S. Treasury Department, in consultation with the U.S. Department of Energy, created additional specific program guidelines and an application process. Any taxpayer receiving this credit may not also receive a business energy investment tax credit.

Research and Development Tax Credit.

The bill would extend the research and development tax credit equal to 20 percent of the amount by which a taxpayer’s qualified research expenditures for a taxable year exceed its base amount for that year. The R&D tax credit expired December 31, 2007. The provision would be extended retroactively to January 1, 2008 and through the end of 2009. In addition, the proposal would increase the alternative simplified credit from 12% to 14% for the 2009 tax year, and repeal the alternative incremental research credit for the 2009 tax year. The proposal is effective for amounts paid or incurred after December 31, 2007. Thus, research expenditures incurred by the solar energy industry would qualify for the credit.

Direct tax and grant opportunities to the Company’s customers

Commercial solar credit: 30% of basis a company has invested in eligible property placed in service during the period 2006 through 2016.  Credit will drop to 10% of basis for property put into service after December 31, 2016 unless deadline is extended by US Congress.  The tax credit is a dollar-for-dollar reduction of income taxes that would otherwise be owed to the federal government.  The commercial credit may be claimed for spending on both equipment and installation cost, including labor.

The solar equipment can also usually be depreciated over five years on an accelerated basis (cost of equipment can be deducted and deductions are front loaded.  When 30% tax credit is claimed, only 85% of equipment cost is subject to depreciation, due to a reduction of the depreciable basis (100% cost – ½ of 30% = 85% cost is depreciable).  (See section 168(e)(3)(B)(vi)(I) of US Tax Code).

The owner of any commercial solar project laced in service in 2009 or 2010 – or that starts construction during 2009 or 2010 and is completed by 2016 – has the option to forego the tax credit and receive a check for the cash value from the US Treasury.  The owner would qualify for the same depreciation as if the owner claimed the tax credit. State rebates, buydowns, grants or other incentives do not decrease the amount eligible for the commercial solar credit if the company is required to pay federal income tax on the incentive.

Also, there is a Renewable Energy Production Incentive (REPI) which applies to renewable energy facilities and amounts to 2.1¢/kWh.  For homeowners, the tax credit that is available is also 30%, and a cap on the amount of the credit has been removed.

Finally, while the ultimate effect on solar initiatives is not completely clear, significant general benefit to our operations is expected from continued pressure to reduce carbon emissions as part of global carbon cap and trade programs.  Currently, it appears that for each megawatt of clean energy generated, four renewable energy credits (RECs) will be created.  This adds to the benefit that solar provides, and at competitive generation prices, inclusive of all tax credit incentives, the market for our advance solar cells is poised to enjoy considerable growth.

SALES AND MARKETING

Out of the top 45 major solar module manufacturers, only about half manufacture their own solar cells. The remaining half is purchasing their cells from third party suppliers. We believe Solterra’s solar cells will have a high probability of being an attractive alternative for these established manufacturers. Our initial sales strategy for both quantum dots and solar cells will be to develop and execute a value added reseller’s channel strategy. We are also pursuing strategic alliances with companies that have established sales, marketing and distribution networks. We also intend to penetrate into the Middle East markets in order to gain access to large grid tied renewable energy initiatives that are currently underway in these emerging markets. We intend to hire sales and marketing personnel as needed and attend applicable trade shows.

COMPETITION

Some of the largest and well financed enterprises in the solar manufacturing market do not have very much manufacturing capacity. Management believes that these companies have been waiting to see what technologies are the most efficient. As market trials begin to be successful, it is certain that there will be a significant number of acquisition and merger activities as companies move to achieve strategic advantage in the growing solar markets.

Adoption of solar energy has a simple market driving force. If people do not adopt solar energy, the planet will become unfit for human habitation. The fossil fuels are warming the planet at an increasing rate that makes life unsustainable if something does not change.

As stated above, there are 45 major solar module manufacturers, but only half manufacture their own solar cells. The remaining half is purchasing their cells from third party suppliers.  We believe Solterra’s solar cells will have a high probability of being an attractive alternative for these established value added resellers.

The manufacture of photovoltaic cells has expanded dramatically in recent years. Photovoltaic production has also been doubling every two years, increasing by an average of 48% each year since 2002, making it a fast growing energy technology.

As of February 2008, the German PV manufacturer Q-Cells surpassed Sharp as the #1 producer of solar cells. Founded in 1999, Q-Cells is a very young company which has risen like wildfire along with the solar industry itself. Although branching out into other solar technologies, the company has focused mainly on silicon cells. In fact, their recent ascent to the top is likely due to their ability to acquire an adequate amount of silicon during the recent polysilicon shortage.

Right up there with Sharp and Q-Cells is Suntech Power Corporation. Like Q-Cells, Suntech has focused primarily on silicon based solar cells and, only founded in 2001, is even younger than its German counterpart. Suntech is also diversifying within the solar industry and last year began construction on a thin film cell production plant. These are just the top three.

Worldwide, solar currently provides less than one percent of electricity demand but is projected to supply 26% of the worlds consumption by 2040. This industrial transition is expected to occur as solar generated electricity becomes cost effective throughout the United States and much of the world. Competition for sources of energies and the sale thereof is intense. Most companies have far greater experience and resources than our company. Fortunately, Management believes that the size and more importantly the ever increasing demand for cheap clean energy can provide consistent long term demand for low cost high efficiency solar cells which is the market that we intend to compete.

EMPLOYEES

As of September 30, 2009, Solterra had four full-time employees and one part-time employee. We anticipate that we will hire additional key staff  as financing permits in areas of Chief Operating Officer, Vice President Sales and Marketing; research and development, administration/accounting, business development, operations and sales/marketing.

License Agreement with Rice University

On August 20, 2008, Solterra entered into a License Agreement with Rice University. Rice is the owner of certain inventions and patent applications, know-how and rights pertaining to the synthesis of uniform nanoparticle shapes with high selectivity.  Solterra obtained the exclusive rights to license, develop, manufacture, market and exploit Rice’s inventions, patent applications and any issued patents for the manufacture and sale of photovoltaic cells and the manufacture and sale of quantum dots for electronic and medical applications. With respect to Rice’s patent applications, Rice made a provisional filing for an invention disclosure titled “synthesis of uniform nanoparticle shapes with high selectivity” with the United States Patent and Trademark Office on April 13, 2007 and a subsequent utility filing on April 11, 2008 under the Patent Cooperation Treaty (“PCT”). PCT enables the U.S. applicant to file one application, "an international application," in a standardized format in English in the U.S. Receiving Office (the U.S. Patent and Trademark Office), and have that application acknowledged as a regular national or regional filing in any State or region that is party to the PCT. Dr. Michael Wong who has been nominated and appointed to become a director of our company is the inventor of Rice’s patent application licensed by Solterra.

Our initial agreement with Rice requires the payment of certain patent fees to Rice and for us to acquire additional funding and to meet certain milestone by specific dates.  These milestones have been amended by agreement with Rice and currently include the following:

(a)	Licensee shall submit a business plan and/or a technology development to Rice prior to the Effective Date of this Agreement.
(b)           Licensee shall acquire $2,750,000 (two million seven hundred and fifty thousand dollars) in initial funding according to the following plan:
(i)  A first installment of $1,500,00 (one million five hundred thousand dollars) shall be received by November 5th, 2008.
(ii)  A second cumulative installment of $1,250,000 (one million two hundred fifty thousand dollars) shall be received by March 31, 2010.
(c)           Licensee shall be current with all payments of patent expenses due Rice under Section 4 of the License Agreement by November 15, 2009.
(d)           Licensee shall fund $79,930 (seventy-nine thousand nine hundred thirty dollars)(in direct costs) of sponsored research with Professor Michael Wong by October 31, 2008 and be current with all  direct costs due Rice under this agreement by November 30, 2009, and all payments, including overhead, by December 31, 2009.
(e)           Following the successful completion of the sponsored research goals with Michael Wong, Licensee shall demonstrate the scalability of the quantum dot production technology by January 31, 2010.
(f)            Licensee shall establish a QD production pilot plant capable of producing 1000 g/week by June 30, 2010.
(g)           Licensee shall start up a full scale QD production plant by June 30, 2010.
(h)           Licensee shall demonstrate a working model of a thin film quantum dot solar cell product using Rice Intellectual Property by April 30, 2010.  This working model shall achieve 6% efficiency at a manufactured cell cost of <$1.50/Watt, and have a consumer warranty regarding product lifetime performance comparable to existing photovoltaics.
(i)            Licensee shall receive an additional investment commitment of at least $1,000,000 (one million) dollars by June 30, 2010.
(j)            Licensee shall bring a 10MW capacity solar cell pilot production line on-stream by December, 2010.
(k)           Licensee shall offer for sale solar cells incorporating a Rice License Product on or before August 30, 2010.
(l)            Licensee shall bring a 100 Megawatt volume production facility for solar cells on stream by February 28, 2012.
(m)          Licensee shall offer for sale quantum dots manufacture with Rice Patents for electronic or medical applications on or before February 28, 2010.

Rice is entitled to receive during the term of the License Agreement certain royalties under the License Agreement of adjusted gross sales (as defined) ranging from 2% to 4% for photovoltaic cells and 7.5% of adjusted gross sales for quantum dots sold in electronic and medical applications. Minimum royalties payable under the License Agreement include $129,400 due August 1, 2010, $473,250 due August 1, 2011, $1,746,000 due August 1, 2012 and $3,738,000 due August 1, 2013 and each August 1 of every year thereafter, subject to adjustments for changes in the consumer pricing index. In the event of a Liquidity Event (as defined), Rice is entitled to receive from Licensee a fee of $750,000 within five business days of the Liquidity Event. The term of the License Agreement is to expire on the expiration date of Rice’s rights in its intellectual property and the Licensee’s rights are worldwide. Our Agreement with Rice provides for termination of the Agreement in the event that Solterra is determined to be insolvent. In November 2009, Rice agreed that it would not terminate the Agreement due to insolvency unless Solterra is insolvent on or after December 31, 2009.

Agreement with Arizona State University

Solterra has an agreement with Arizona State University (“ASU”) pursuant to which ASU at a cost of $835,000 will assist Solterra in scaling up or optimizing the solar cells so that they can be printed. At June 30, 2009, $320,000 of these costs in this agreement have been incurred, a further $515,000 will occur before the end of the fiscal year ended June 30, 2010.  ASU has agreed to provide the services of Ghassan Jabbour of the ASU School of Materials and Flexible Display Center as project director for this work. Separately, Mr. Jabbour has also agreed to serve as our Chief Science Officer and is an employee of Solterra.

Significant Employees and Consultants

Prior to November 2008, we have had no employees other than Greg Chapman, who served as our sole director and officer.  For our accounting requirements, Mr. Chapman utilized the consulting services of an independent bookkeeper to assist in the preparation of our interim financial statements in accordance with generally accepted accounting principles in the United States. Mr. Chapman was serving as our principal accounting officer.

As of September 30, 2009, we have four new full-time employees (including Stephen Squires and Brian Lukian) and one part-time employee namely, Dr. Ghassan E. Jabbour.  We anticipate that we will hire additional key staff upon receipt of financing in areas of Chief Operating Officer, Vice President Sales and Marketing; research and development, administration/accounting, business development, operations and sales/marketing.

Item 1.A.  Risk Factors

You should carefully consider the following risk factors, in addition to the other information presented in this Form 10-K, in evaluating us and  our business. Any of the following risks, as well as other risks and uncertainties, could harm our business and financial results and cause the value of our securities to decline, which in turn could cause you to lose all or part of your investment.

RISKS ASSOCIATED WITH INVESTING IN OUR COMPANY

Our business, operations and financial condition are subject to various risks. Some of these risks are described below and you should take these risks into account in making a decision to invest in our common stock. If any of the following risks actually occurs, we may not be able to conduct our business as currently planned and our financial condition and operating results could be seriously harmed. In that case, the market price of our common stock could decline and you could lose all or part of your investment in our common stock.

We need to continue as a going concern if our business is to succeed, if we do not we will go out of business.

Our independent accountant’s report to our audited consolidated financial statements for the period June 30, 2009 indicates that there are a number of factors that raise substantial doubt about our ability to continue as a going concern.  Such factors identified in the report are our accumulated deficit since inception, our failure to attain profitable operations and our dependence upon financing to pay our liabilities.  If we are not able to continue as a going concern, it is likely investors will lose their investments.

Our intended business is based solely on rights granted to Solterra pursuant to a license agreement with William Marsh Rice University.

Pursuant to an agreement dated August 20, 2008, we entered into an exclusive license agreement (the “License”) with Rice University to use, develop, manufacture, market and exploit certain inventions, patent applications and issued patents of licensor with respect to the manufacture and sale of photovoltaic cells and the manufacture and sale of quantum dots for electronic and medical applications. Our license agreement with Rice University requires Solterra to be financially solvent at all times on or after December 31, 2009, meet certain milestones and other obligations, conditions and to make certain royalty and other payments during the term of the license agreement.  Any default under the terms of our license agreement, which if not cured or waived by Rice University, could result in the loss of our exclusive license agreement and the right to manufacture and sell our intended products. The loss of our exclusive license agreement with Rice University would have a material adverse affect on our operations and investors could lose their entire investment.

We will need additional funds to meet our obligations under our Secured Debentures which become due and payable upon the earlier of November 4, 2011 or a default under the Transaction Documents.  Further, we need consent of Rice University to assign our license from Solterra to Hague and obtain the right to grant sub licenses.

Pursuant to Transaction Documents (as defined under item 1), we borrowed $1,500,000 from certain non-affiliated parties on November 4, 2008 and issued Debentures secured by a pledge of stock from Mr. Squires, our Chief Executive Officer and by our assets. We also entered into a 120 day Standstill Agreement effective June 1, 2009, which was amended in October 2009 to currently expire at the close of business on  December 1, 2009.  The Standstill Agreement provided for the resignation of Isaac Horton (which resignation occurred on November 12, 2009) and obligates Hague with the consent of Rice, which consent has not been obtained as of the filing date of this Form 10-K, to transfer its license with Rice University from Solterra to Hague and for Solterra to obtain an exclusive worldwide license to purchase quantum dots for solar purposes and to its sublicenses. We can provide no assurances that we will be able to meet our obligations under the Transaction Documents and Standstill Agreement, the failure of which could materially adversely affect our operations and business prospects and our ability to meet our obligations as they become due and payable under the Debentures.

We will need to raise significant additional capital in order to continue to grow our business and fund our operations which subjects us to the risk that we may be unable to grow our business and fund our operations as planned.

 While we are effectuating our business strategy, we expect to operate on a negative cash flow basis. We can provide no assurance that our current funds will be sufficient to fund operations over an extended period of time. Moreover, our business plans are based upon the need to raise substantial funds to become operational and to support our intended operations and plans for expansion and growth. As such, we can provide no assurances that we will be able to successfully raise additional financing as needed, on terms satisfactory to us, if at all. Any additional financing will also likely cause substantial dilution to our stockholders. Further, certain existing shareholders (the “Obligors”) have executed a promissory note to pay us $3,500,000 in cash or, with our consent, through the cancellation of up to 12,000,000 shares of our common stock. These obligations are in default and we have not received payment under the Note as required. We can provide no assurances that the Obligors will pay us $3,500,000 in cash under the terms of the Note, if at all. Our License Agreement with Rice and our operational needs require us to raise substantial additional financing. We can provide no assurances that these funds will be obtained on satisfactory terms to us, if at all.

We have a limited operating history and limited historical financial information upon which you may evaluate our performance.

We are in our early stages of development and face risks associated with a new company in a growth industry. We may not successfully address these risks and uncertainties or successfully implement our operating strategies. If we fail to do so, it could materially harm our business to the point of having to cease operations and could impair the value of our common stock to the point investors may lose their entire investment. Even if we accomplish these objectives, we may not generate positive cash flows or the profits we anticipate in the future.

We are a development stage company and it may be difficult to evaluate our business prospects due to rapidly changing market landscape.

Solterra is a development stage company formed in May 2008 in order to commercialize low cost Quantum Dot production and low cost highly efficient Solar Panels incorporating Quantum Dots and Thin Film Technology pursuant to an exclusive license agreement with William Marsh Rice University. We have limited historical information about our company on which you can base an evaluation of our business and prospects. As a development stage company, we are subject to all the risks involved in a start-up business. We can provide no assurances that our operations will be profitable in the future.

The solar power market is rapidly evolving and is experiencing technological advances and new market entrants. Our future success will require us to scale our manufacturing capacity significantly; even though our business model, technologies and processes are unproven at significant scale. We are in the early stages of final product development, and we have limited experience upon which to predict whether it will be successful. As a result, you should consider our business and prospects in light of the risks, expenses and challenges that we will face as a development stage company seeking to develop and manufacture new products in a growing and rapidly evolving market.  We expect to continue to make significant capital expenditures and anticipate that our expenses will increase as we seek to:

•	establish our manufacturing operations, initially domestically or potentially internationally at a future date;

•	develop our distribution network;

•	continue to research and develop our products and manufacturing technologies;

•	implement internal systems and infrastructure to support our growth; and

•	hire additional personnel.

We do not know whether our revenues will grow at all or grow rapidly enough to absorb these costs, and our limited operating history makes it difficult to assess the extent of these expenses or their impact on our operating results.

Our future success depends on our ability to develop our manufacturing capacity. If we are unable to achieve our capacity expansion goals, it would limit our growth potential and impair our operating results and financial condition.

We can provide no assurance that we will be successful in establishing production facilities or, once established, that we will attain the expected manufacturing capacity or financial results. Our ability to complete the planning, construction and equipping of manufacturing facilities is subject to significant risk and uncertainty, including:

•
We will need to raise significant additional capital in order to finance the costs of constructing and equipping of large scale manufacturing facilities, which we may be unable to do so on reasonable terms or at all, and which could be dilutive to our existing stockholders;

•
The build-out of any facilities will be subject to the risks inherent in the development of a manufacturing facility, including risks of delays and cost overruns as a result of a number of factors, many of which may be out of our control, such as delays in government approvals, burdensome permit conditions and delays in the delivery of manufacturing equipment from numerous suppliers; and

•
We may be required to depend on third parties or strategic partnerships that we establish in the development and operation of additional production capacity, which may subject us to risks that such third parties do not fulfill their obligations to us under our arrangements with them.

If we are unable to develop and successfully operate manufacturing facilities, or if we encounter any of the risks described above, we may be unable to scale our business to the extent necessary to improve results of operations and achieve profitability. Moreover, there can be no assurance that if we do expand our manufacturing capacity that we will be able to generate customer demand for our solar power products at these production levels or that we will increase our revenues or achieve profitability.

We may be unable to effectively manage the expansion of our operations.

We expect to expand our business significantly in order to satisfy demand for our quantum dots and solar power products and obtain market share. To manage the development and expansion of our operations, we will be required to improve our operational and financial systems, procedures and controls and expand, train and manage a larger employee base. Our management will also be required to maintain and expand our relationships with distribution partners, suppliers and other third parties and attract new distribution partners and suppliers. In addition, our current and planned operations, personnel, systems and internal procedures and controls might be inadequate to support our future growth. If we cannot manage our growth effectively, we may be unable to take advantage of market opportunities, execute our business strategies or respond to competitive pressures, and our business and results of operations could be harmed.

There are significant risks associated with the completion of development and facilities which may cause budget overruns or delays in completion of the projects.

Construction, equipment or staffing problems or difficulties in obtaining all of the requisite licenses, permits or authorizations from regulatory authorities could delay or prevent the construction or opening or otherwise affect our development and manufacturing facilities. Failure to complete our manufacturing facilities within budget or on schedule may have a significant negative effect on our financial condition and results of operations.

Any damage to or breakdown of our manufacturing equipment at a time when we are manufacturing commercial quantities of our products may have a material adverse impact on our business. For example, a supplier’s failure to supply this equipment in a timely manner, with adequate quality and on terms acceptable to us, could delay our manufacturing capacity expansion and otherwise disrupt our production schedule or increase our costs of production.  If we fail to develop successfully our new solar power products or technologies, we will likely be unable to recover the costs we have incurred to develop these products and technologies and may be unable to increase our revenues and to become profitable. Some of our new product and manufacturing technologies are unproven at commercial scale and represent a departure from conventional solar power technologies, and it is difficult to predict whether we will be successful in completing their development. In addition, we intend to invest significantly in developing state of the art manufacturing processes designed to reduce our total costs of production. If our development efforts regarding new manufacturing processes are not successful, and we are unable to increase the efficiency and decrease the costs of our intended manufacturing process, we may not be able to reduce the price of our products, which might prevent our products from gaining wide acceptance, and our gross margins may be negatively impacted.

Our solar power products may not gain market acceptance, which would prevent us from achieving increased revenues and market share.

The development of a successful market for our solar power products may be adversely affected by a number of factors, many of which are beyond our control, including:

•	our failure to produce solar power products that compete favorably against other solar power products on the basis of cost, quality and performance;
•
our failure to produce solar power products that compete favorably against conventional energy sources and alternative distributed generation technologies, such as wind and biomass, on the basis of cost, quality and performance;

•	whether or not customers will accept our new technology; and
•	our failure to develop and maintain successful relationships with distributors, systems integrators, project developers and other resellers, as well as strategic partners.

If our solar power products fail to gain market acceptance, we would be unable to increase our revenues and market share and to achieve and sustain profitability.

Technological changes in the solar power industry could render our solar power products uncompetitive or obsolete, which could reduce our market share and cause our revenues to decline.

The solar power market is characterized by continually changing technology requiring improved features, such as increased efficiency, higher power output and lower price. Our failure to further refine our technology and develop and introduce new solar power products could cause our products to become uncompetitive or obsolete, which could reduce our market share and cause our revenues to decline. The solar power industry is rapidly evolving and competitive. We will need to invest significant financial resources in research and development to keep pace with technological advances in the solar power industry and to effectively compete in the future. A variety of competing solar power technologies are under development by other companies that could result in lower manufacturing costs or higher product performance than those expected for our solar power products. Our development efforts may be rendered obsolete by the technological advances of others, and other technologies may prove more advantageous for the commercialization of solar power products.

Our ability to develop market share and revenues depends on our ability to successfully grow our distribution relationships and distribution channels.

If we are unable to develop successfully our distribution relationships and distribution channels, our revenues and future prospects will be materially harmed. As we seek to grow our revenues by entering new markets in which we have little experience selling our products, our ability to increase market share and revenues will depend substantially on our ability to expand our distribution channels by identifying, developing and maintaining relationships with resellers. We may be unable to enter into relationships with resellers in the markets we target or on terms and conditions favorable to us, which could prevent us from entering these markets or entering these markets in accordance with our plans. Our ability to enter into and maintain relationships with resellers will be influenced by the relationships between these resellers and our competitors, market acceptance of our products and our low brand recognition as a new entrant.

We face risks associated with the marketing, distribution and sale of our solar power products and if we are unable to effectively manage these risks, it could impair our ability to develop expand our business.

Significant management attention and financial resources will be required to develop successfully our sales channels. In addition, the marketing, distribution and sale of our solar power products outside the United States expose us to a number of markets in which we have limited experience. If we are unable to manage effectively these risks, it could impair our ability to grow our business abroad. These risks include:

•	difficult and expensive compliance with the commercial and legal requirements;
•
encountering trade barriers such as export requirements, tariffs, taxes and other restrictions and expenses, which could affect the competitive pricing of our solar power products and reduce our market share in some countries;

•	unavailability of government grants from foreign sources, or for government grants that have been approved, risk of forfeiture or repayment in whole or in part:
•	fluctuations in currency exchange rates relative to the U.S. dollar;
•	limitations on dividends or restrictions against repatriation of earnings;
•	difficulty in recruiting and retaining individuals skilled in international business operations; and
•	increased costs associated with maintaining international marketing efforts.

Problems with product quality or product performance may cause us to incur warranty expenses and may damage our market reputation and prevent us from achieving increased sales and market share.

Consistent with standard practice in the solar industry, the duration of our product warranties is lengthy. Our standard product warranty is expected to include a five-year warranty period for defects in material and workmanship and a 20-year warranty period for declines in power performance beyond specified levels. We believe our warranty periods are consistent with industry practice. Due to the long warranty period, we bear the risk of extensive warranty claims long after we have shipped product and recognized revenues. The possibility of future product failures could cause us to incur substantial expenses to repair or replace defective products. Furthermore, widespread product failures may damage our market reputation and reduce our market share and cause sales to decline.

Our success in the future may depend on our ability to establish and maintain strategic alliances, and any failure on our part to establish and maintain such relationships could adversely affect our market penetration and revenue growth.

Our ability to establish strategic relationships will depend on a number of factors, many of which are outside our control, such as the competitive position of our technology and our products relative to our competitors. We can provide no assurance that we will be able to establish new strategic relationships in the future. In addition, strategic alliances that we may establish, will subject us to a number of risks, including risks associated with sharing proprietary information, loss of control of operations that are material to our business and profit-sharing arrangements. Moreover, strategic alliances may be expensive to implement, require us to issue additional shares of our common stock and subject us to the risk that the third party will not perform its obligations under the relationship, which may subject us to losses over which we have no control or expensive termination arrangements. As a result, even if our strategic alliances with third parties are successful, our business may be adversely affected by a number of factors that are outside of our control.

The success of our business depends on the continuing contributions of our key personnel and our ability to attract and retain new qualified employees in a competitive labor market.

 Our future success depends to a significant degree on the skills, experience and efforts of our executive officers, namely, Stephen Squires and Ghassan E. Jabbour, SPIE, Fellow. The loss of the services of either of these individuals could harm our business. While we currently do not have employment agreements with these individuals, we expect to enter into employment contracts with them in the near future.  We have not obtained life insurance on any key executive officers. If any executive officer left us or were seriously injured and become unable to work, our business could be harmed.

The reduction or elimination of government subsidies and economic incentives for solar technology could cause our revenues to decline.

We believe that the growth of the majority of our target markets depends on the availability and size of government subsidies and economic incentives for solar technology. Today, the cost of solar power substantially exceeds the cost of power furnished by the electric utility grid. As a result, federal, state and local governmental bodies in many countries, most notably the United States, Japan and Germany, have provided subsidies in the form of cost reductions, tax incentives and other incentives to end users, distributors, systems integrators, other resellers and manufacturers of solar power products to promote the use of solar energy and to reduce dependency on other forms of energy. In the future, these government subsidies and economic incentives could be reduced or eliminated altogether. For example, German subsidies decline at a rate of 5.0% to 6.5% per year (based on the type and size of the PV system) and the German Federal Ministry for the Environment recently announced a gradual increase of two percentage points from 2010 through 2011 and three percentage points in 2012 in the rate at which German subsidies decline. In addition, the Emerging Renewables Program in California has finite funds that may not last through the current program period. California subsidies have declined in the past and will continue to decline as cumulative installations exceed stated thresholds. Net metering policies in California, which currently only require each investor owned utility to provide net metering up to 2.5% of its aggregate customer peak demand, could also limit the amount of solar power installed within California. Further, the 30% investment tax credit for solar energy manufacturers provided in the Energy Policy Act of 2005 was set to expire after 2008, but was extended by the United States federal government for an additional eight years. Any future reduction or elimination of government subsidies and economic incentives would likely reduce the size of these markets and/or result in increased price competition, which could cause our revenues to decline.

If solar power technology is not suitable for widespread adoption or sufficient demand for solar power products does not develop or takes longer to develop than we anticipate, our revenues would not significantly increase and we would be unable to achieve or sustain profitability.

The market for solar power products is emerging and rapidly evolving, and its future success is uncertain. If solar power technology proves unsuitable for widespread commercial deployment or if demand for solar power products fails to develop sufficiently, we would be unable to generate enough revenues to achieve and sustain profitability. In addition, demand for solar power products in the markets and geographic regions we target may not develop or may develop more slowly than we anticipate. Many factors will influence the widespread adoption of solar power technology and demand for solar power products, including:

•	cost-effectiveness of solar power technologies as compared with conventional and non-solar alternative energy technologies;

•	performance and reliability of solar power products as compared with conventional and non-solar alternative energy products;

•	success of alternative distributed generation technologies such as fuel cells, wind power and micro turbines;

•
fluctuations in economic and market conditions that impact the viability of conventional and non-solar alternative energy sources, such as increases or decreases in the prices of oil and other fossil fuels;

•	capital expenditures by customers that tend to decrease when the United States or global economy slows;

•	continued deregulation of the electric power industry and broader energy industry; and

•	availability of government subsidies and incentives.

We face intense competition from other companies producing solar power and other energy generation products. If we fail to compete effectively, we may be unable to increase our market share and revenues.

The solar power market is intensely competitive and rapidly evolving. Management believes that there are over 100 companies that are engaged in manufacturing photovoltaic products or have announced an intention to do so. Many of our competitors have established a market position more prominent than ours, and if we fail to attract and retain distribution partners and establish a successful distribution network for our solar power products, we may be unable to obtain anticipated sales and market share. There are a large number of companies in the world with substantially more capital and experience than us that produce solar power products, including, without limitation, BP Solar International Inc., First Solar, Inc., Kyocera Corporation, Mitsubishi, RWE Schott Solar, Inc., Sanyo Corporation, Sharp Corporation, Evergreen Solar, Solar World AG, SunPower Corporation and SunTech Power Holdings Co., Ltd. We also expect that future competition will include new entrants to the solar power market offering new technological solutions. We can provide no assurances that we will be able to successfully compete in our intended markets.

If we are unable to protect our intellectual property adequately, we could lose our competitive advantage in the solar power market.

Our ability to compete effectively against competing solar power technologies will depend, in part, on our ability to protect our current and future licensed and other proprietary technology, product designs and manufacturing processes by obtaining, maintaining, and enforcing our intellectual property rights through a combination of licenses, patents, copyrights, trademarks, and trade secrets and also through unfair competition laws. We may not be able to obtain, maintain or enforce adequately our intellectual property and may need to defend our products against infringement or misappropriation claims, either of which could result in the loss of our competitive advantage in the solar power market and materially harm our business and profitability. We face the following risks in protecting our intellectual property and in developing, manufacturing, marketing and selling our products:

•    possible loss of our exclusive license with William Marsh Rice University;

•
we cannot be certain that Rice University’s pending patent applications will result in issued patents or that the claims in any issued patents are or will be sufficiently broad to prevent others form developing or using technology similar to ours or in developing, using, manufacturing, marketing or selling products similar to ours;

•
given the costs of obtaining patent protection, we may choose not to file patent applications for or not to maintain issued patents for certain innovations that later turn out to be important, or we may choose not to obtain foreign patent protection at all or to obtain patent protection in only some of the foreign countries, which later turn out to be important markets for us;

•
although we intend to have a number of foreign patents and applications as well as the two held by Rice University, the laws of some foreign jurisdictions do not protect intellectual property rights to the same extent as laws in the United States, and we may encounter difficulties in protecting and defending our rights in such foreign jurisdictions;

•
third parties may design around our licensed technologies, and there is no assurance that any licensed patents and other intellectual property rights will be sufficient to deter infringement or misappropriation of our intellectual property rights by others;

•	third parties may seek to challenge or invalidate any licensed patents, which can result in a narrowing of or invalidating our patents, or rendering our licensed patents unenforceable;

•
we may have to participate in proceedings such as interference, cancellation, or opposition, before the United States Patent and Trademark Office, or before foreign patent and trademark offices, with respect to our licensed patents, patent applications, trademarks or trademark applications or those of others, and these actions may result in substantial costs to us as well as a diversion of management attention;

•
although we are not currently involved in any litigation involving intellectual property rights, we may need to enforce our intellectual property rights against third parties for infringement or misappropriation or defend our intellectual property rights through lawsuits, which can result in significant costs and diversion of management resources, and we may not be successful in those lawsuits;

•
we rely on trade secret protections to protect our interests in proprietary know-how and processes for which patents are difficult to obtain or enforce; however, we may not be able to protect our trade secrets adequately; and

•
the contractual provisions on which we rely to protect our trade secrets and proprietary information, such as our confidentiality and non-disclosure agreements with our employees, consultants and other third parties, may be breached, and our trade secrets and proprietary information may be disclosed to competitors, strategic partners and the public, or others may independently develop technology equivalent to our trade secrets and proprietary information.

Our technology and products could infringe intellectual property rights of others, which may require costly litigation and, if we are not successful, could cause us to pay substantial damages and disrupt our business.

In recent years, there has been significant litigation involving patents and other intellectual property rights in many technology-related industries. There may be patents or patent applications in the United States or other countries that are pertinent to our products or business of which we are not aware. The technology that we incorporate into and use to develop and manufacture our current and future solar power products may be subject to claims that they infringe the patents or proprietary rights of others. The success of our business will also depend on our ability to develop new technologies without infringing or misappropriating the proprietary rights of others. Third parties may allege that we infringe patents, trademarks or copyrights, or that we misappropriated trade secrets. These allegations could result in significant costs and diversion of the attention of management.

If a successful claim were brought against us and we are found to infringe a third party’s intellectual property right, we could be required to pay substantial damages, including treble damages if it is determined that we have willfully infringed such rights, or be enjoined from using the technology deemed to be infringing or using, making or selling products deemed to be infringing. If we have supplied infringing products or technology to third parties, we may be obligated to indemnify these third parties for damages they may be required to pay to the patent holder and for any losses they may sustain as a result of the infringement. In addition, we may need to attempt to license the intellectual property right from such third party or spend time and money to design around or avoid the intellectual property. Any such license may not be available on reasonable terms, or at all. Regardless of the outcome, litigation can be very costly and can divert management’s efforts. An adverse determination may subject us to significant liabilities and/or disrupt our business.

We may be unable to protect adequately or enforce our proprietary information, which may result in its unauthorized use, reduced revenues or otherwise reduce our ability to compete.

Our business and competitive position depend upon our ability to protect our licensed and other proprietary technology, including any manufacturing processes and solar power products that we develop. Despite our efforts to protect this information, unauthorized parties may attempt to obtain and use information that we regard as proprietary. Any patents issued to our licensor or us in connection with our efforts to develop new technology for solar power products may not be broad enough to protect all of the potential uses of the technology.

In addition, when we do not control the prosecution, maintenance and enforcement of certain important intellectual property, such as a technology licensed to us, the protection of the intellectual property rights may not be in our hands. If the entity that controls the intellectual property rights does not adequately protect those rights, our rights may be impaired, which may impact our ability to develop, market and commercialize the related solar power products.

Our means of protecting our proprietary rights may not be adequate, and our competitors may:

       •       independently develop substantially equivalent proprietary information, products and techniques;

       •       otherwise gain access to our proprietary information; or

       •       design around our licensed patents (if any) or other intellectual property.

We intend to pursue a policy of having our employees, consultants and advisors execute proprietary information and invention agreements when they begin working for us. However, these agreements may not provide meaningful protection for our trade secrets or other proprietary information in the event of unauthorized use or disclosure. If we fail to maintain trade secret and patent protection, our potential, future revenues may be decreased.

Licenses for technologies and intellectual property may not be available to us.

We have entered into license agreements for technologies and intellectual property rights, including quantum dots. Our license agreement, which currently does not permit us the right to grant sublicenses, is subject to terms and conditions which may limit our ability to use the licensed intellectual property under certain circumstances. For example, our quantum dot license may terminate if we materially breach the license agreement or if we abandon the construction of a manufacturing facility to exploit the licensed technology. We may need to enter into additional license agreements in the future for other technologies or intellectual property rights of third parties. Such licenses, however, may not be available to us on commercially reasonable terms or at all.

Existing regulations and changes to such regulations concerning the electrical utility industry may present technical, regulatory and economic barriers to the purchase and use of solar power products, which may significantly reduce demand for our products.

The market for electricity generation products is heavily influenced by foreign, federal, state and local government regulations and policies concerning the electric utility industry, as well as internal policies and regulations promulgated by electric utilities. These regulations and policies often relate to electricity pricing and technical interconnection of customer-owned electricity generation. In the United States and in a number of other countries, these regulations and policies are being modified and may continue to be modified. Customer purchases of, or further investment in the research and development of, alternative energy sources, including solar power technology, could be deterred by these regulations and policies, which could result in a significant reduction in the potential demand for our solar power products. For example, utility companies commonly charge fees to larger, industrial customers for disconnecting from the electric grid or for having the capacity to use power from the electric grid for back-up purposes. These fees could increase the cost to our customers of using our solar power products and make them less desirable, thereby harming our business, prospects, results of operations and financial condition.

We anticipate that our solar power products and their installation will be subject to oversight and regulation in accordance with national, state and local laws and ordinances relating to building codes, safety, environmental protection, utility interconnection and metering and related matters. There is also a burden in having to track the requirements of individual states and design equipment to comply with the varying standards. Any new government regulations or utility policies pertaining to our solar power products may result in significant additional expenses to us and our resellers and their customers and, as a result, could cause a significant reduction in demand for our solar power products.

Compliance with environmental regulations can be expensive, and noncompliance with these regulations may result in potentially significant monetary damages and penalties and adverse publicity.

If we fail to comply with present or future environmental laws or regulations we may be required to pay substantial civil or criminal penalties, incur significant capital expenditures, suspend or limit production or cease operations. Any failure by us to control the use of or generation of, or to restrict adequately the discharge or disposal of, hazardous substances or wastes or to otherwise comply with the complex, technical environmental regulations governing our activities could subject us to potentially significant monetary damages and penalties, criminal proceedings, third party property damage or personal injury claims, natural resource damage claims, cleanup costs or other costs, or restrictions or suspensions of our business operations. In addition, under some foreign, federal and state statutes and regulations governing liability for releases of hazardous substances or wastes to the environment, a governmental agency or private party may seek recovery of response costs or damages from generators of the hazardous substances or operators of property where releases of hazardous substances have occurred or are ongoing, even if such party was not responsible for the release or otherwise at fault. Also, federal, state or international environmental laws and regulations may ban or restrict the availability and use of certain hazardous or toxic raw materials that are or may be used in producing our products, and substitute materials may be more costly or unsatisfactory in performance. We believe that we either have all environmental permits necessary to conduct our business or have initiated the process to obtain additional or modified environmental permits needed to conduct our business. While we are not aware of any outstanding, material environmental claims, liabilities or obligations, future developments such as the implementation of new, more stringent laws and regulations, more aggressive enforcement policies, or the discovery of unknown environmental conditions associated with our current or past operations or properties may require expenditures that could have a material adverse effect on our business, results of operations or financial condition. Any noncompliance with or incurrence of liability under environmental laws may subject us to adverse publicity, damage our reputation and competitive position and adversely affect sales of our products.

Compliance with occupational safety and health requirements and best practices can be costly, and noncompliance with such requirements may result in potentially significant monetary penalties and adverse publicity.

Our intended manufacturing operations and research and development activities involve the use of mechanical equipment which involve a risk of potential injury to our employees. These operations are subject to regulation under the Occupational Safety and Health Act, or OSHA. If we fail to comply with OSHA requirements, or if an employee injury occurs, we may be required to pay substantial penalties, incur significant capital expenditures, suspend or limit production or cease operations. Also, any such violations, employee injuries or failure to comply with industry best practices may subject us to adverse publicity, damage our reputation and competitive position and adversely affect sales of our products.

Product liability claims against us could result in adverse publicity and potentially significant monetary damages.

Like other retailers, distributors and manufacturers of products that are used by consumers, we face an inherent risk of exposure to product liability claims in the event that the use of the solar power products we sell results in injury. Since our products are electricity producing devices, it is possible that consumers could be injured or killed by our products, whether by product malfunctions, defects, improper installation or other causes. In addition, since revenues generated from our existing products have been modest and the products we are developing incorporate new technologies and use new installation methods, we cannot predict whether or not product liability claims will be brought against us in the future or the effect of any resulting adverse publicity on our business. We intend to rely on our general liability insurance to cover product liability claims and currently do not expect to obtain separate product liability insurance. The successful assertion of product liability claims against us could result in potentially significant monetary damages and if our insurance protection is inadequate to cover these claims, they could require us to make significant payments. Also, any product liability claims and any adverse outcomes with respect thereto may subject us to adverse publicity, damage our reputation and competitive position and adversely affect sales of our products.

Our sales, marketing and distribution plans may substantially rely on the efforts and abilities of third parties and such plans may not be successful.

We intend to sell our solar panels using domestic and international distributors, system integrators, project developers and other resellers, who will often add value through system design by incorporating our solar panels with inverters and other electronics, mounting structures and wiring systems. Most of our distribution partners will have a geographic or applications focus. Our distribution partners will likely include companies that are exclusively solar power system resellers as well as others for whom solar power is an extension of their core business, such as engineering design firms or other energy product marketers.

We expect to collaborate closely with a relatively small number of resellers both domestically and in the future internationally. We are actively working to recruit our distribution partners by very careful selection of a few accounts and channel partners. We intend to selectively pursue additional strategic relationships with other companies worldwide for the joint marketing, distribution and manufacturing of our products. These resellers are expected to range from large, multinational corporations to small, development-stage companies, each chosen for their particular expertise. We believe that these relationships will enable us to leverage the marketing, manufacturing and distribution capabilities of other companies, explore opportunities for additional product development and more easily enter new geographic markets in a cost effective manner, attract new distribution partners and develop advanced solar power applications.  Our sales, marketing and distribution plans may substantially rely on the efforts and abilities of third parties and such plans may not be successful. Moreover, we face risks associated with the marketing, distribution and sale of our solar power products internationally, and if we are unable to effectively manage these risks, it could impair our ability to expand our business abroad.”

RISKS RELATED TO OUR COMMON STOCK

Our common stock trades on a limited basis since listing on the Over the Counter Bulletin Board and there can be no assurance that an established trading market will develop.

Our common stock trades on a limited basis since listing in the OTC Electronic Bulletin Board. Accordingly, there is no established trading market for the common stock.  As of November 9, 2009,  we have a public float of 24,600,000 shares beneficially owned by a limited number of public shareholders, which may result in high volatility in trading of our common stock, should a public market develop.

If an established trading market for our common stock does develop, trading prices may be volatile.

In the event that an established trading market develops in the future, of which there can be no assurances given, the market price of our shares of common stock may be based on factors that may not be indicative of future market performance. Consequently, the market price of our common stock after this transaction may vary greatly. If a market for our common stock develops, there is a significant risk that our stock price may fluctuate dramatically in the future in response to any of the following factors, some of which are beyond our control:

	variations in our quarterly operating results;
	announcements that our revenue or income/loss levels are below analysts' expectations;

	general economic slowdowns;
	changes in market valuations of similar companies;

	announcements by us or our competitors of significant contracts; and/or
	acquisitions, strategic partnerships, joint ventures or capital commitments.

There is no assurance that our common stock will remain on the OTB Bulletin Board.

In order to maintain the quotation of our shares of common stock on the OTC Bulletin Board, we must remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”). This requires us to comply with the periodic reporting and proxy statement requirements of the Exchange Act. It is possible that our common stock could be removed from the OTC Bulletin Board and then be traded on the less desirous Pink Sheets. In either venue, an investor may find it difficult to obtain accurate quotations as to the market value of the common stock. In addition, if we failed to meet the criteria set forth in SEC regulations, various requirements would be imposed by law on broker-dealers who sell our securities to persons other than established customers and accredited investors. Consequently, such regulations may deter broker-dealers from recommending or selling the common stock, which may further affect its liquidity. This would also make it more difficult for us to raise additional capital.

We are subject to the reporting requirements of the federal securities laws, which can be expensive.

We are a public reporting company in the United States and, accordingly, subject to the information and reporting requirements of the Securities Exchange Act of 1934 and other federal securities laws, and the compliance obligations of the Sarbanes-Oxley Act. The costs of preparing and filing annual and quarterly reports and other information with the SEC will cause our expenses to be higher than they would be if we were a privately-held company.

Our Common Stock may be considered to be a “penny stock” and, as such, the market for our Common Stock may be further limited by certain Commission rules applicable to penny stocks.

To the extent the price of our Common Stock remains below $5.00 per share or we have a net tangible assets of $5,000,000 or less, our common shares will be subject to certain “penny stock” rules promulgated by the Commission. Those rules impose certain sales practice requirements on brokers who sell penny stock to persons other than established customers and accredited investors (generally institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000).  For transactions covered by the penny stock rules, the broker must make a special suitability determination for the purchaser and receive the purchaser’s written consent to the transaction prior to the sale.  Furthermore, the penny stock rules generally require, among other things, that brokers engaged in secondary trading of penny stocks provide customers with written disclosure documents, monthly statements of the market value of penny stocks, disclosure of the bid and asked prices and disclosure of the compensation to the brokerage firm and disclosure of the sales person working for the brokerage firm.  These rules and regulations adversely affect the ability of brokers to sell our common shares in the public market should one develop and they limit the liquidity of our Shares.

The issuance or sale of equity, convertible or exchangeable securities in the market, or the perception of such future sales or issuances, could lead to a decline in the price, if any, of our common stock.

Any issuance of equity, convertible or exchangeable securities, including for the purposes of financing acquisitions and the expansion of our business, may have a dilutive effect on our existing stockholders. In addition, the perceived risk associated with the possible issuance of a large number of shares or securities convertible or exchangeable into a large number of shares could cause some of our stockholders to sell their stock, thus causing the price of our stock to decline. Subsequent sales of our common stock in the open market or the private placement of our common stock or securities convertible or exchangeable into our common stock could also have an adverse effect on the market price, if any, of our shares. If our stock price declines, it may be more difficult for us to or we may be unable to raise additional capital.

In addition, future sales of substantial amounts of our currently outstanding common stock in the public market, or the perception that such sales could occur, could adversely affect prevailing trading prices of our common stock and could impair our ability to raise capital through future offerings of equity or equity-related securities. We cannot predict what effect, if any, future sales of our common stock, or the availability of shares for future sales, will have on the market price of our stock.

The price of common stock may fluctuate significantly, which could result in substantial losses for our stockholders and subject us to litigation.

The market price, if any, of our common stock also may be adversely impacted by broad market and industry fluctuations regardless of our operating performance, including general economic and technology trends. The various stock markets in general have, from time to time, experienced extreme price and trading volume fluctuations, and the market prices of technology companies such as ours have been extremely volatile. In addition, some companies that have experienced volatility in the market price of their stock have been the subject of securities class action litigation. We may be involved in securities class action litigation in the future. This litigation often results in substantial costs and a diversion of management’s attention and resources.

Our operating results will be subject to quarterly fluctuations which could lead to uncertainty in the marketplace.

Our revenue may fluctuate significantly from quarter to quarter in the future due to a variety of factors, including, without limitation:

•  the size and timing of orders and shipments of our intended products;

•  the rate and cost at which we are able to expand our manufacturing capacity to meet product demand, including the rate and cost at which we are able to implement advances in our quantum dot, thin film technology;

•  our ability to establish and expand key distribution partners and supplier relationships;

•  our ability and the terms upon which we are able to raise capital sufficient to finance the expansion of our manufacturing capacity and our sales and marketing efforts;

•  our ability to establish strategic relationships with third parties to accelerate our growth plans;

•  the amount and timing of expenses associated with our research and development programs and our ability to develop enhancements to our manufacturing processes and our products;

•  delays associated with the supply of specialized materials necessary for the manufacture of our solar power products;

•  our ability to execute our cost reduction programs;

•  charges resulting from replacing existing equipment or technology with new or improved equipment or technology as part of our strategy to expand our manufacturing capacity and to decrease our per unit manufacturing cost;

•  developments in the competitive environment, including the introduction of new products or technological advancements by our competitors; and

•  the timing of adding the personnel necessary to execute our growth plan.

We anticipate that our operating expenses will continue to increase significantly, particularly as we develop our internal infrastructure to support our anticipated growth. If our product revenues in any quarter do not increase correspondingly, our net losses for that period will increase. Moreover, given that a significant portion of our operating expenses is largely fixed in nature and cannot be quickly reduced, if our product revenues are delayed or below expectations, our operating results are likely to be adversely and disproportionately affected. For these reasons, quarter-to-quarter comparisons of our results of operations are not necessarily meaningful and you should not rely on results of operations in any particular quarter as an indication of future performance. If our quarterly revenue or results of operations fall below the expectations of investors or public market analysts in any quarter, the market value of our common stock would likely decrease, and it could decrease rapidly and substantially.

THE FOREGOING RISK FACTORS DO NOT PURPORT TO BE A COMPLETE EXPLANATION OF THE RISKS INHERENT IN AN INVESTMENT IN THE COMPANY.

Item 2.                     Description of Property

Since inception of Solterra, Solterra utilizes the home of Stephen Squires in Scottsdale, Arizona as an executive office.  During the year ended June 30, 2009 the Company has reimbursed Stephen Squires $11,040 for the use of his premises.  The Company has also leased about 200 square feet of laboratory office space from Arizona State University (“ASU”) at a cost of $410.00 per month.

Item 3.     Legal Proceedings

We are not a party to any pending legal proceedings. Our property is not the subject of any pending legal proceedings. To our knowledge, no governmental authority is contemplating commencing a legal proceeding in which we would be named as a party.

Item 4.                     Submission of Matters to a Vote of Security Holders.

No matters were submitted to a vote of security holders during the fourth quarter of fiscal year ended June 30, 2009.

PART II

Item 5.                     Market for Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.

The principal United States market for our common equity is the Over-The-Counter Bulletin Board (the “OTC Bulletin Board”), a quotation medium for subscribing members.  Since February 27, 2008, our common stock has been available for quotation and trading on the OTC Bulletin Board under the symbol “HGUE.”

The table below sets out the range of high and low sales information for our common stock for each quarterly period from February 27, 2008 through June 30, 2009.

Quarter Ended	High	Low
September 30, 2009	.115	.1075
June 30, 2009	.102	.09
March 31, 2009	.065	.06
December 31, 2008	.40	.20
September 30, 2008	1.00	1.00
June 30, 2008	1.00	1.00
March 31, 2008	.02	.02 (1)

(1) Commenced trading on the OTC BB on February 27, 2008.

These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

Holders

As of November 5, 2009, there were approximately 900 beneficial holders of our common stock, but only 20 stockholders of record.

Dividends

We have not paid dividends on our common stock, and do not anticipate paying dividends on our common stock in the foreseeable future.

Securities authorized for issuance under equity compensation plans

As of June 30, 2009, we have no compensation plans under which our equity securities are authorized for issuance. See “Item 11.”

Performance graph

We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item.

Issuer Repurchases of Equity Securities

From inception through the filing date of this Form 10-K, there have been no repurchases of our equity securities, other than Mr. Chapman’s voluntary cancellation of 40,000,000 shares of our Common Stock as described in Item 1.

Recent Sales of Unregistered Securities

 For the year ended June 30, 2009 and the quarter ended September 30, 2009, there were no sales of unregistered securities, except as follows:

Date of Sale	Title of Security	Number Sold	Consideration Received and Description of Underwriting or Other Discounts to Market Price or Convertible Security, Afforded to Purchasers	Exemption from Registration Claimed	If Option, Warrant or Convertible Security, terms of exercise or conversion
Nov. 4, 2008	Common Stock	41,250,000 Shares	Share exchange pursuant to Plan of Reorganization; no commissions paid.	Section 4(2) and/or Rule 506.	Not applicable.
Nov. 4, 2008	Common Stock and Debentures	3,525,000 shares and $1,500,000 Debentures	$1,500,000; $150,000 of finder’s fees	Section 4(2).	Notes are convertible at $.2667 per share.
March, 2009	Common Stock	506,493 Shares	Shares issued in exchange for interest of $30,667; no commissions paid.	Section 4(2) and/or Rule 506.	Not applicable.
June, 2009	Common Stock Warrants	1,000,000 Shares	Warrants issued as part of a Standstill Agreement; no commissions paid.	Section 4(2) and/or Rule 506.	Warrants are exercisable at $0.25 per share over a period of 18 months.
November , 2009	Common Stock	843,674	Shares issued in exchange For interest of $60,000; no commissions paid.	Section 4(2) and/or Rule 506.	Not applicable.

Item 6.        Selected Financial Data

Not applicable.

Item 7.                      Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion should be read in conjunction with our consolidated financial statements and the notes thereto appearing elsewhere in this Form 10-K. All statements contained herein that are not historical facts, including, but not limited to, statements regarding anticipated future capital requirements, our future plan of operations, our ability to obtain debt, equity or other financing, and our ability to generate cash from operations, are based on current expectations. These statements are forward-looking in nature and involve a number of risks and uncertainties that may cause the Company’s actual results in future periods to differ materially from forecasted results.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 (the Act) provides a safe harbor for forward-looking statements made by or on behalf of our Company. Our Company and its representatives may from time to time make written or verbal forward-looking statements, including statements contained in this report and other Company filings with the Securities and Exchange Commission and in our reports to stockholders. Statements that relate to other than strictly historical facts, such as statements about the Company's plans and strategies and expectations for future financial performance are forward-looking statements within the meaning of the Act. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will” and other similar expressions identify forward-looking statements. The forward-looking statements are and will be based on management's then current views and assumptions regarding future events and operating performance, and speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See “Risk Factors” for a discussion of events and circumstances that could affect our financial performance or cause actual results to differ materially from estimates contained in or underlying our forward-looking statements.

Critical Accounting Policies

Cash and cash equivalents
Cash and cash equivalents include cash and all highly liquid financial instruments with original purchased maturities of three months or less. At various times during the year, the Company maintained cash balances in excess of FDIC insurable limits. Management feels this risk is mitigated due to the longstanding reputation of these banks.

Fair value of financial instruments
The Company's financial instruments consist of cash and cash equivalents, inventory, sales tax receivable and prepaids, deposits and debt. The carrying amount of these financial instruments approximates fair value due either to length of maturity or interest rates that approximate prevailing market rates unless otherwise disclosed in these consolidated financial statements.

Use of estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates

Deferred Finance Costs
Deferred finance costs which arose from the Company’s convertible debenture financing are amortized using the effective interest method over the three year term of the debentures.

Equipment
Office furniture and office equipment are stated at cost less accumulated depreciation.  Major renewals and improvements are capitalized: minor replacements, maintenance and repairs are charged to current operations.  Depreciation is computed by applying the straight-line method over the estimated useful lives which are generally three to seven years.

	Method	Period
Office furniture	Straight line	7 years
Office equipment	Straight line	3 years

Long-lived assets
We review our long-lived assets, which include intangible assets subject to amortization, for recoverability whenever events or changes in circumstances indicate that the carrying amount of such long-lived asset or group of long-lived assets (collectively referred to as “the asset”) may not be recoverable.  Such circumstances include, but are not limited to:

·	a significant decrease in the market price of the asset:
·	a significant change in the extent or manner in which the asset is being used:
·	a significant change in the business climate that could affect the value of the asset:
·	a current period loss combined with projection of continuing loss associated with use of the asset:
·	a current expectation that, more likely than not, the asset will be sold or otherwise disposed of before the end of its previously estimated useful life.

Beneficial conversion
Equity instruments that contain a beneficial conversion feature are recorded as a deemed dividend to the holders of the convertible equity instruments. The deemed dividend associated with the beneficial conversion is calculated as the difference between the fair value of the underlying common stock less the proceeds that have been received for the equity instrument limited to the value received. The beneficial conversion amount is recorded as a deemed dividend or interest expense and an increase to additional paid-in-capital.

Research and development costs
Research and development costs are expensed as they are incurred.  Research and development expense was $411,420 and $nil for the year ended June 30, 2009 and from May 19, 2008 (inception) to June 30, 2009.

Basic and diluted loss per share
The Company reports basic loss per share in accordance with the SFAS No. 128, “Earnings Per Share”. Basic loss per share is computed using the weighted average number of shares outstanding during the period.  Diluted loss per share has not been provided as it would anti-dilutive.  Dilution is computed by applying the treasury stock method.

Liquidity and Capital Resources

At June 30, 2009 the Company had a working capital deficit of $513,174.  The Company has been in the development stage since inception. As a result, the Company has relied on financing through the issuance of common stock and a convertible debenture as well as advances from a director shareholder as well as employees working without pay.

We expect to run at a loss for at least the next twelve months. Certain existing stockholders of the Company in consideration of Solterra and its shareholders completing the transaction, issued to the Company a Promissory Note in the amount of $3,500,000 due and payable on or before January 15, 2009, through the payment of cash or, with the consent of the Company, the cancellation of up to 12,000,000 issued and outstanding shares of the Company owned by them.  As of the filing date of this Form 10-K, this Note has not been paid. We have demanded payment on the Note of $3,500,000 or the cancellation of the 12,000,000 shares. We reserve the right to take all corporate legal actions against the obligors of the Note.  We can provide no assurances that a successful resolution of this matter will occur.

Our Chief Executive Officer has loaned to us $83,000 as of November 10, 2009, which monies have no set repayment terms. We have no agreements for additional financing and cannot provide any assurance that additional funding will be available to finance our operations on acceptable terms in order to enable us to complete our new plan of operations. If we are unable to achieve substantial additional financing necessary to continue our new plan of operations, then our stockholders would likely lose their entire investment in the Company. See “Risk Factors.”

We need to continue as a going concern if our business is to succeed, if we do not we will go out of business.

Our independent accountant’s report to our audited financial statements for the period June 30, 2009 indicates that there are a number of factors that raise substantial doubt about our ability to continue as a going concern.  Such factors identified in the report are our accumulated deficit since inception, our failure to attain profitable operations and our dependence upon financing to pay our liabilities.  If we are not able to continue as a going concern, it is likely investors will lose their investments. See “Risk Factors.”

Our intended business is based solely on rights granted to Solterra pursuant to a license agreement with William Marsh Rice University.

Pursuant to an agreement dated August 20, 2008, we entered into an exclusive license agreement (the “License”) with Rice University to use, develop, manufacture, market and exploit certain inventions, patent applications and issued patents of licensor with respect to the manufacture and sale of photovoltaic cells and the manufacture and sale of quantum dots for electronic and medical applications. Our license agreement with Rice University requires Solterra to be financially solvent at all times on or after December 31, 2009, meet certain milestones and other obligations, conditions and to make certain royalty and other payments during the term of the license agreement.  Any default under the terms of our license agreement, which if not cured or waived by Rice University, could result in the loss of our exclusive license agreement and the right to manufacture and sell our intended products. The loss of our exclusive license agreement with Rice University would have a material adverse affect on our operations and investors could lose their entire investment. See “Risk Factors.”

We will need additional funds to meet our obligations under our Secured Debentures which become due and payable upon the earlier of November 4, 2011 or a default under the Transaction Documents.  Further, we need consent of Rice University to assign our license from Solterra to Hague and obtain the right to grant sub licenses.

Pursuant to Transaction Documents (as defined under item 1), we borrowed $1,500,000 from certain non-affiliated parties on November 4, 2008 and issued Debentures secured by a pledge of stock from Mr. Squires, our Chief Executive Officer and by our assets. We also entered into a 120 day Standstill Agreement effective June 1, 2009, which was amended in October 2009 to currently expire at the close of business on  December 1, 2009. The Standstill Agreement provides for the resignation of Isaac Horton (which resignation has not occurred as of the filing date of this Form 10-K) and obligates Hague with the consent of Rice, which consent has not been obtained as of the filing date of this Form 10-K, to transfer its license with Rice University from Solterra to Hague and for Solterra to obtain an exclusive worldwide license to purchase quantum dots for solar purposes and to its sublicenses. We can provide no assurances that we will be able to meet our obligations under the Transaction Documents and Standstill Agreement, the failure of which could materially adversely affect our operations and business prospects and our ability to meet our obligations as they become due and payable under the Debentures. See “Risk Factors.”

We will need to raise significant additional capital in order to continue to grow our business and fund our operations which subjects us to the risk that we may be unable to grow our business and fund our operations as planned.

 While we are effectuating our business strategy, we expect to operate on a negative cash flow basis. We can provide no assurance that our current funds will be sufficient to fund operations over an extended period of time. Moreover, our business plans are based upon the need to raise substantial funds to become operational and to support our intended operations and plans for expansion and growth. As such, we can provide no assurances that we will be able to successfully raise additional financing as needed, on terms satisfactory to us, if at all. Any additional financing will also likely cause substantial dilution to our stockholders. Further, certain existing shareholders (the “Obligors”) have executed a promissory note to pay us $3,500,000 in cash or, with our consent, through the cancellation of up to 12,000,000 shares of our common stock. These obligations are in default and we have not received payment under the Note as required. We can provide no assurances that the Obligors will pay us $3,500,000 in cash under the terms of the Note, if at all. Our License Agreement with Rice and our operational needs require us to raise substantial additional financing. We can provide no assurances that these funds will be obtained on satisfactory terms to us, if at all. See “Risk Factors.”

Balance Sheet – June 30, 2009

Bank indebtedness

At June 30, 2009, the Company’s balance sheet contained bank indebtedness of $1,377.  This is a decrease   of $1,377 since the June 30, 2008 year-end balance of $0.  In November 2008, the Company netted $1,185,000 from the issue of a convertible debenture; however, operating costs have consumed the entire amount leaving the current deficit of $1,377.

The Company has been in a development stage since inception.  As a result, the Company has relied on financing through the issuance of common stock and a convertible debenture in November 2008 as well as advances from a director.

 License

In August 2008, the Company concluded a license agreement with Rice.  This agreement gives the Company exclusive use of the issued patents and patent applications as well as the know-how owned by Rice University to develop, manufacture and market Quantum Dots.  This licensed technology enables the Company to produce highly desirable CdSe tetrapod quantum dots at an anticipated cost savings of greater than 50% compared to competing suppliers, and will organically supply Solterra’s requirements for quantum dots for its solar cells.  The balance of $40,000 represents the license fee paid to Rice University.  The license agreement also specifies minimum royalty payments starting in August 2010.  This agreement also requires the Company to pay for all patent costs on the patents owned by Rice and licensed to the Company.  These costs have been expensed as professional fees in general and administrative expenses and amounted to $21,542 at June 30, 2009.

Furniture and equipment

During the year ended June 30, 2009, the Company acquired $14,382 of office equipment and $5,000 of office furniture.  The company is amortizing the office equipment on a straight line basis over 3 years and has therefore charged operations with $2,412 of amortization for this period.  The company is amortizing the office furniture on a straight line basis over 7 years and has therefore charged operations with $450 of amortization for this period.  There were no furniture or equipment at June 30, 2008.

Deferred financing costs

Deferred finance expenses were $246,167 at June 30, 2009.  This amount relates to the $315,000 of expenses associated with the $1,500,000 convertible debenture financing raised in November 2008.  The deferred financing cost is being amortized using the effective interest method over the thirty-six month life of the debenture.

Accounts payable related party

At June 30, 2009 there were $162,687 due to related parties.  Of this Stephen Squires, our Chief Executive Officer, director and a shareholder, was owed $40,369, comprised of $30,000 in unpaid wages, $7,869 in unreimbursed expenses and $2,500 in advances paid to the Company.  Other officers and related parties are owed $115,000 in unpaid wages and $7,318 in unreimbursed expenses.  There was no balance owing or due from this related party at June 30, 2008.

Accounts payable and accrued liabilities

The balance at June 30, 2009 was $349,110.  Included in accounts payable is accrued interest on the convertible debenture of $40,000, development expenses of $236,420, patent maintenance fees associated with the license of $21,542, legal and auditor expenses of $38,880, and other operating expenses of $12,268.  There were no accounts payable at June 30, 2008.

Convertible debenture

On November 4, 2008, Hague Corp entered into a Securities Purchase Agreement, Debenture, Security Agreement, Subsidiary Guarantee Agreement, Registration Rights Agreement, Escrow Agreement, Stock Pledge Agreement and other related transactional documents to obtain $1,500,000 in gross proceeds from three non-affiliated parties in exchange for 3,525,000 restricted shares of Common Stock of Hague Corp and Debentures in the principal amount aggregating $1,500,000. Each Debenture has a term of three years maturing on November 4, 2011 bearing interest at the rate of 8% per annum and is prepayable by Hague Corp at anytime without penalty, subject to the Debenture holders’ conversion rights.  The Company recorded a discount of $1,155,826 associated with the 3,525,000 shares issued.  The discount will be amortized over the 3 year life of the debenture. Each Debenture is convertible at the option of each Lender into Hague Corp’s Common Stock, at a conversion price of $.2667 per share. The Debentures are secured by the assets of Hague Corp and are guaranteed by Solterra as Hague Corp’s subsidiary and through a pledge of 20,000,000 shares by Stephen Squires, the Company’s Chief Executive Officer. In the event the Debentures are converted in their entirety, Hague would be required to issue and aggregate of 5,624,297 shares of Hague’s Common Stock, subject to anti-dilution protection for stock splits, stock dividends, combinations, reclassifications and sale of Hague Common Stock a price below the Conversion Price.  Certain changes of control or fundamental transactions such as a merger or consolidation with another company or other material event could cause an event of default under the Transaction Documents.  The balance of the convertible debenture net of the discount at June 30, 2009 was $ 540,726.  The discount is being amortized resulting in the convertible debenture balance being $1,500,000 at November 4, 2011. We have entered into a Standstill Agreement with respect to our obligations under the Transaction Documents, which agreement currently expires on December 1, 2009. See “Item 11” and “Item 1 – Risk Factors.”

 Common Stock

The accounting treatment of the November 4, 2008 plan of merger and reorganization between Hague and Solterra regarding the common stock is as follows:   During the fiscal year ended June 30, 2009 the Company issued 4,250,000 shares of common stock at $0.01 per share for a total of $42,500. As a result of the plan of merger and reorganization 24,600,000 shares were issued to the existing shareholders of Hague.  In addition 3,525,000 shares were issued with the $1,500,000 convertible debenture.   It was determined the shares issued with the debenture had a value of $1,155,826.  As the par value of the shares is $0.001 common stock increased by $3,525 and additional paid in capital increased by $1,152,301.  On March 1, 2009 according to the provisions of the Convertible Debenture agreement, the Company elected to issue 506,493 shares of the Company’s Common Stock to pay accrued interest on the debentures of $39,000. Common stock increased from 37,000,000 shares at June 30, 2008 to 69,881,493 shares at June 30, 2009.  On November 6, 2009, the Company elected to pay six months of accrued interest, totaling $60,000 through the issuance of a total of 843,674 shares of restricted common stock.

Statement of operations – June 30, 2009

General and administrative expenses

During the year ended June 30, 2009 the Company incurred $1,230,532 of general and administrative expenses compared to $3,700 from the date of inception May 19, 2008 to June 30, 2008.  Included in these expenses was a one time fee of $500,000 for the development of the Companies tactical business plan and reorganization, with ongoing support up to financing.  A fee of $100,000 was paid for the preparation of market development strategy for selling solar licenses. Other expenses were wages of $365,000, legal and audit of $75,707, license maintenance $21,542, corporate expense of $15,383, office expenses of $50,370, travel expense of $88,268 insurance of $11,400 and amortization of office equipment and furniture of $2,862.  There were $3,700 of general and administrative costs incurred in the period from inception to June 30, 2008.  However in this period the Company was waiting for financing and not operational.

Development expenses.

Development expenses of $320,000 were incurred per an agreement to a major university to optimize the printing process of solar cells.  A further $91,420 of expenses were recorded for the year ended June 30, 2009 to another major university for the development of the continuous batch production of the Company’s proprietary Quantum Dots.  There were no development costs incurred in the period ending June 30, 2008.

 Amortization of deferred finance cost

This amount relates to the $315,000 of expenses associated with the $1,500,000 convertible debenture financing raised in November 2008.  The deferred financing cost is being amortized using the effective interest method over the thirty-six month life of the debenture.  Amortization recorded for the period November 4, 2008 to June 30, 2009 was $68,833.

Amortization of convertible debenture discount

The convertible debenture discount of $1,189,974 is being amortized over the term of the 36 month term of the debenture using the effective interest method.  The debenture was issued on November 4, 2008.  Amortization recorded for the period November 4, 2008 to June 30, 2009 was $230,700.  The amortized balance of the discount at June 30, 2009 is $959,274 resulting in the convertible debenture value on the balance sheet net of the discount $540,726.

Interest expense on the convertible debenture

This amount relates to the 8% interest associated with the $1,500,000 convertible debenture issued in November 2008.  Interest expense recorded for the period November 4, 2008 to June 30, 2009 was $79,000.  On March 1, 2009 according to the provisions of the Convertible Debenture agreement the Company elected to issue 506,493 shares of the Company’s Common Stock to pay accrued interest on the debentures of $39,000.

Warrants issued

Warrants to purchase 1,000,000 shares were issued by the Company in June 2009 in connection with the original  standstill agreement signed with the holders of the convertible debenture.  The Company has attributed $34,148 to the warrants using the Black Scholes option price model.  Not included in the foregoing, are the value of two million warrants, exercisable of $.10 per share, through October 31, 2014, issued in October, 2009, in connection of an extension of the standstill agreement, through December 1, 2009.

Cash Flow

During the year ended June 30, 2009, cash was used in operations of $1,168,118.  During this period the Company received proceeds of $42,500 through the issuance of common stock.  The Company also received net proceeds of $1,185,000 through the issue of $1,500,000 in convertible debentures net of issuance costs of $315,000.   Total proceeds from financing activities were $1,227,500.  The Company used cash of $40,000 to purchase the license from William Marsh Rice University of Houston, Texas.  The Company also purchased office furniture and equipment of $19,382.

These changes resulted in a cash decrease for the year ended June 30, 2009 of $1,377.  The opening cash at June 30, 2008 was nil, and the closing balance resulted in bank indebtedness at June 30, 2009 of $1,377.

Significant Accounting Pronouncement

The Company follows Statement of Financial Accounting Standards Number 109 (SFAS 109), “Accounting for Income Taxes.”  Deferred income taxes reflect the net effect of (a) temporary difference between carrying amounts of assets and liabilities for financial purposes and amounts used for income tax reporting purposes, and (b) net operating loss carryforwards.  No net provision for refundable Federal income tax has been made in the accompanying statement of loss because no refundable taxes were paid previously.  Similarly, no deferred tax asset attributable to the net operating loss carryforward has been recognized, as it is not likely to be realized. At June 30, 2009, the Company had an used net operating loss carryover approximating $2,057,000 that is available to offset taxable income which expires in 2029.

Item 8.                      Consolidated Financial Statements

Consolidated Financial Statements

The report of the Independent Registered Public Accounting Firm on the Consolidated Financial Statements and Schedules are set forth beginning on page F-1 of this Annual Report on Form 10-K following this page.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
Hague Corp.
(A Development Stage Company)
Tempe, Arizona

We have audited the accompanying consolidated balance sheets of Hague Corp. (the “Company”) as of June 30, 2009 and 2008, and the related consolidated statements of operations, stockholders' equity (deficit), and cash flows for the year then ended and for the periods from May 19, 2008 (inception) through June 30, 2008 and 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Hague Corp. as of June 30, 2009 and 2008, and the results of its operations and its cash flows for the year then ended and for the period from May 19, 2008 (inception) through June 30, 2008 and 2009 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the consolidated financial statements, the Company's absence of significant revenues, recurring losses from operations, and its need for additional financing in order to fund its projected loss in 2010 raise substantial doubt about its ability to continue as a going concern. The 2009 consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

LBB & Associates Ltd., LLP

Houston, Texas
November 10, 2009

Hague Corp.
(A Development Stage Company)

CONSOLIDATED BALANCE SHEETS

	June 30	June 30
	2009	2008

ASSETS
Current
-	$-	$-

Total current assets	-	-

License	40,000	-
Furniture and equipment, net of amortization	16,520	-
Deferred financing cost, net	246,167	-

Total other assets	302,687	-

Total assets	$302,687	$-

LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)
Current liabilities
Bank indebtedness	$1,377	$-
Accounts payable and accrued Liabilities	349,110	-
Accrued liabilities - related party	162,687	-

Total current liabilities	513,174	-

Convertible debenture, net of discount	540,726	-

Total liabilities	1,053,900	-

Commitments and Contingencies

Stockholder's equity (deficit)
Common stock, $0.001 par value,
Authorized, 100,000,000 shares
Issued and outstanding 69,881,493 and 37,000,000 as of
June 30, 2009 and 2008, respectively	69,881	37,000
Additional paid-in capital	1,203,091	(33,300)
Deficit accumulated during the development stage	(2,024,185)	(3,700)

Total stockholders' (deficit)	(751,213)	-

Total liabilities and stockholders' equity (deficit)	$302,687	$-

The accompanying notes are an integral part of these consolidated financial statements.

Hague Corp.
(A Development Stage Company)
CONSOLIDATED STATEMENTS OF OPERATIONS
For the year ending June 30, 2009, and for the periods from May 19, 2008 (inception) to June 30, 2008 and May 19, 2008 (inception) through June 30, 2009

	Year	Inception	Inception
	ended	through	through
	June 30,	June 30,	June 30,
	2009	2008	2009

Operating expenses:
General and administrative	$1,230,532	$3,700	$1,234,232
Research and development	411,420	-	411,420

Total operating expenses	1,641,952	3,700	1,645,652

Loss from operations	(1,641,952)	(3,700)	(1,645,652)

Other expenses:
Amortization of convertible debenture discount	230,700	-	230,700
Amortization of deferred finance cost	68,833	-	68,833
Interest expense	79,000	-	79,000

Total other expenses	378,533	-	378,533

Net Loss	$(2,020,485)	$(3,700)	$(2,024,185)

Basic and diluted loss per common share	$(0.03)	$(0.00)

Weighted average number of common
shares outstanding	59,425,115	37,000,000

The accompanying notes are an integral part of these consolidated financial statements.

Hague Corp.
(A Development Stage Company)
CONSOLIDATED STATEMENTS OF STOCKHOLDERS EQUITY (DEFICIT)
For the period from May 19,2008 (inception) to June 30, 2009

				Deficit
				accumulated
			Additional	during the	Total
	Common Stock		paid in	development	Stockholders
	Shares	Amount	capital	stage	Equity

Inception, May 19, 2008	-	$-	$-	$-	$-

Issuance of common stock	37,000,000	37,000	(33,300)	-	3,700

Net loss to June 30, 2008				(3,700)	(3,700)

Balance June 30, 2008	37,000,000	37,000	(33,300)	(3,700)	-

Common stock sold at $0.01 per share	4,250,000	4,250	38,250		42,500

Issuance of common stock in connection
with recapitalization	24,600,000	24,600	(26,802)		(2,202)

Common stock issued with debenture	3,525,000	3,525	574,388		577,913

Beneficial conversion feature of shares
issued with debenture			577,913		577,913

Common stock issued for debenture interest	506,493	506	38,494		39,000

Warrant issued with standstill agreement			34,148		34,148

Net loss year ended June 30, 2009				(2,020,485)	(2,020,485)

Balance June 30, 2009	69,881,493	$69,881	$1,203,091	$(2,024,185)	$(751,213)

The accompanying notes are an integral part of these consolidated financial statements.

Hague Corp.
(A Development Stage Company)
CONSOLIDATED STATEMENTS OF CASH FLOWS
For the year ending June 30, 2009, and for the periods from May 19, 2008 (inception) to June 30, 2008 and May 19, 2008 (inception) through June 30, 2009

	Year	Inception	Inception
	ended	through	through
	June 30	June 30	June 30
	2009	2008	2009

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss for the period	$(2,020,485)	$(3,700)	$(2,024,185)
Adjustments to reconcile net loss to net cash
used in operating activities:
Stock issued for services	-	3,700	3,700
Depreciation of furniture and office equipment	2,862	-	2,862
Amortization of convertible debenture discount	230,700	-	230,700
Amortization of deferred finance cost	68,833	-	68,833
Net change in:
Bank indebtedness	1,377	-	1,377
Accounts payable and accrued liabilities	385,908	-	385,908
Accrued liabilities - related party	162,687		162,687

Cash flows used in operating activities	(1,168,118)	-	(1,168,118)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of license	(40,000)	-	(40,000)
Purchase of furniture & equipment	(19,382)	-	(19,382)

Cash flows used in investing activities	(59,382)	-	(59,382)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	42,500	-	42,500
Proceeds from convertible debenture issued	1,500,000	-	1,500,000
Payment of deferred finance cost	(315,000)	-	(315,000)

Cash flows from financing activities	1,227,500	-	1,227,500

NET INCREASE IN CASH	-	-	-

Cash, beginning of the period	-	-	-

Cash, end of the period	$-	$-	$-

Supplemental disclosure with respect to cash flows:
Cash paid for income taxes	$-	$-	$-
Cash paid for interest	$-	$-	$-
Non cash transaction
Common stock issued for debenture interest	$39,000	$-	$39,000
Issuance of common stock in connection
with recapitalization	$2,202	$-	$2,202

The accompanying notes are an integral part of these consolidated financial statements.

Hague Corp.
(A Development Stage Company)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009

Note 1. Basis of Presentation

The consolidated balance sheets and the consolidated statements of operations and cash flows for the year ended June 30, 2009 and the period from May 19, 2008 (inception) through June 30, 2009 of Hague Corp ("Hague" or the "Company") have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission ("SEC").

Since November 4, 2008, the Company has changed its business plans and is no longer intending to pursue the mining of mineral rights located in Nevada. The Company intends to pursue the business plans of its subsidiary, Solterra.  The following is a brief  business overview of Solterra.

Solterra is a start-up solar technology and quantum dot manufacturing firm which was founded by Stephen Squires. Mr. Squires perceives an opportunity to acquire a significant amount of both quantum dot and solar photovoltaic market share by commercializing a low cost quantum dot processing technology and a low cost quantum dot based third generation photovoltaic technology/solar cell, pursuant to an exclusive license agreement with William Marsh Rice University (“Rice University” or “Rice”).  Our objective is to become the first bulk manufacture of high quality tetrapod quantum dots and the first solar cell manufacturer to be able to offer a solar electricity solution that competes on a non-subsidized basis with the price of retail electricity in key markets in North America, Europe, the Middle East and Asia.

In May 2009, the Financial Accounting Standards Board (“FASB”) issued accounting guidance, effective for financial statements issued for interim and annual periods ending after June 15, 2009, which requires us to disclose the date through which we have evaluated subsequent events and whether the date corresponds with the release of our financial statements.  We have evaluated subsequent events through November 10, 2009, the date the financial statements were available to be issued.

Note 2. Nature and Continuance of Operations

In November 2008, the Company acquired Solterra, through an Agreement and Plan of Merger and Reorganization (the “Merger”) by and among Solterra, the Shareholders of Solterra and Hague Corp and Gregory Chapman as “Indemnitor” which resulted in Solterra becoming a wholly-owned subsidiary of Hague Corp. Pursuant to the Merger, Mr. Chapman cancelled 40,000,000 shares of Common Stock of Hague Corp owned by him and issued a general release in favor of Hague Corp terminating its obligations to repay Mr. Chapman approximately $34,000 in principal owed to him. In accordance with the Merger, Hague Corp issued 41,250,000 shares of its Common Stock to the former stockholders of Solterra. Certain existing stockholders of Hague Corp in consideration of Solterra and its shareholders completing the transaction, issued to Hague Corp a Promissory Note in the amount of $3,500,000 due and payable on or before January 15, 2009, through the payment of cash or, with the consent of Hague Corp, the cancellation of up to 12,000,000 issued and outstanding shares of Hague Corp owned by them.  The Company has recorded the note receivable in equity as a subscription receivable which is offset by additional paid in capital, thus this entry has a zero net effect in the financial statements. As of November 6, 2009, the $3,500,000 Promissory Note has not been collected and the Company has made demand for  payment or the cancellation of 12,000,000 shares per agreement. The Company is considering all legal options to pursue collection of the funds or cancellation of the shares.

Hague Corp ceased the mining business that we had previously conducted, we closed our offices in Canada, and we moved our offices to the offices of Solterra in Arizona.

These financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern, which assumes that the Company will be able to meet its obligations and continue its operations for its next fiscal year.  Realization values may be substantially different from carrying values as shown and these financial statements do not give effect to adjustments that would be necessary to the carrying value and classification of assets and liabilities should the Company be unable to continue as a going concern.  At June 30, 2009, the Company had not yet achieved profitable operations, has accumulated losses of $2,024,185 since its inception, at June 30, 2009, has a working capital deficit of $513,174, which will not be sufficient to sustain operations over the next twelve months, and expects to incur further losses in the development of its business, all of which casts substantial doubt about the Company’s ability to continue as a going concern.  The Company’s ability to continue as a going concern is dependent upon its ability to generate future profitable operations and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. The Company requires immediate and  substantial additional financing during fiscal 2010 to maintain its development stage operations. The Company is exploring all avenues of financing at this time and can provide no assurances that such financing will be obtained on terms satisfactory to the Company, if at all.

Hague Corp.
(A Development Stage Company)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009

Note 3. Summary of Significant Accounting Policies

Cash and cash equivalents
Cash and cash equivalents include cash and all highly liquid financial instruments with original purchased maturities of three months or less. At various times during the year, the Company maintained cash balances in excess of FDIC insurable limits. Management feels this risk is mitigated due to the longstanding reputation of these banks.

Fair value of financial instruments
The Company's financial instruments consist of cash and cash equivalents, inventory, prepaids, deposits and debt. The carrying amount of these financial instruments approximates fair value due either to length of maturity or interest rates that approximate prevailing market rates unless otherwise disclosed in these consolidated financial statements.

Use of estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates

Deferred Finance Costs
Deferred finance costs which arose from the Company’s convertible debenture financing are amortized using the effective interest method over the three year term of the debentures.

Equipment
Office furniture and office equipment are stated at cost less accumulated depreciation.  Major renewals and improvements are capitalized: minor replacements, maintenance and repairs are charged to current operations.  Depreciation is computed by applying the straight-line method over the estimated useful lives which are generally three to seven years.

	Method	Period

Office furniture	Straight line	7 years
Office equipment	Straight line	3 years

Long-lived assets
We review our long-lived assets, which include intangible assets subject to amortization, for recoverability whenever events or changes in circumstances indicate that the carrying amount of such long-lived asset or group of long-lived assets (collectively referred to as “the asset”) may not be recoverable.  Such circumstances include, but are not limited to:
·	a significant decrease in the market price of the asset:
·	a significant change in the extent or manner in which the asset is being used:

·	a significant change in the business climate that could affect the value of the asset:
·	a current period loss combined with projection of continuing loss associated with use of the asset:

·	a current expectation that, more likely than not, the asset will be sold or otherwise disposed of before the end of its previously estimated useful life.

Beneficial conversion
Equity instruments that contain a beneficial conversion feature are recorded as a deemed dividend to the holders of the convertible equity instruments. The deemed dividend associated with the beneficial conversion is calculated as the difference between the fair value of the underlying common stock less the proceeds that have been received for the equity instrument limited to the value received. The beneficial conversion amount is recorded as a deemed dividend or interest expense and an increase to additional paid-in-capital.

Hague Corp.
(A Development Stage Company)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009

Research and development costs
Research and development costs are expenses as they are incurred.  Research and development expense was $411,420 and $nil for the year ended June 30, 2009 and from May 19, 2008 (inception) to June 30, 2009.

Basic and diluted loss per share
The Company reports basic loss per share in accordance with the SFAS No. 128, “Earnings Per Share”. Basic loss per share is computed using the weighted average number of shares outstanding during the period.  Diluted loss per share has not been provided as it would anti-dilutive.  Dilution is computed by applying the treasury stock method.

Recent accounting pronouncements
The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s results of operations, financial position or cash flow.

Note 4. Furniture and equipment

Components of furniture and equipment consist of the following items as of June 30, 2009:

		Accumulated
	Cost	depreciation	Net

Office equipment	$14,382	$2,412	$11,970

Office furniture	5,000	450	4,550

	$19,382	$2,862	$16,520

Note 5.  Related party transactions

During the year ended June 30, 2009, the Company made management fee payments to the CEO / major shareholder of $70,000 and accrued another $30,000 which was expensed but not paid for year ended June 30, 2009.  During the year ended June 30, 2009 the Company recorded $11,040 of rent expense for the use of executive office space in the home of the CEO / major shareholder, $9,120 was paid and $1,920 was accrued at June 30, 2009.

The shareholder advance of $40,368 is due to a director of the Company for $7,868 of expenses paid by the Director on behalf of the Company, $2,500 of cash advances paid to the Company and unpaid wages of $30,000.

In May 2008, Solterra issued 37,000,000 shares of its common stock for services rendered associated with its formation and planning to its founding director at a value of $.0001 per share for a total of $3,700.  As part of the agreement and plan of reorganization, Solterra's founding director exchanged his Solterra common stock for 35,550,000 common shares of the Company on November 4, 2008.

The Company made payments to Phoenix Alliance Corp. a related party by significant shareholdings of $600,000.  Of this amount, $500,000 was paid for the development of the Company’s tactical business plan and reorganization, and a further $100,000 was paid for the preparation of a market development strategy for selling solar licenses.

Hague Corp.
(A Development Stage Company)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009

Note 6.  Convertible debentures

On November 4, 2008, Hague Corp entered into a Securities Purchase Agreement, Debenture, Security Agreement, Subsidiary Guarantee Agreement, Registration Rights Agreement, Escrow Agreement, Stock Pledge Agreement and other related transactional documents (the “Transaction Documents”) to obtain $1,500,000 in gross proceeds from three non-affiliated parties (collectively hereinafter referred to as the “Lenders”) in exchange for 3,525,000 restricted shares of Common Stock of Hague Corp (the “Restricted Shares”) and Debentures in the principal amount aggregating $1,500,000. Each Debenture has a term of three years maturing on November 4, 2011 bearing interest at the rate of 8% per annum and is prepayable by Hague Corp at anytime without penalty, subject to the Debenture holders’ conversion rights.  In recognition of the 3,525,000 shares issued, the Company recorded a discount of $1,155,826.  The discount is made up of two components, $577,913 related to the discount for the relative fair value of the shares issued and $577,913 related to a beneficial conversion feature. The discount will be amortized over the 3 year life of the debenture and recorded as interest expense. Each Debenture is convertible at the option of each Lender into Hague Corp’s Common Stock (the “Debenture Shares”, which together with the Restricted Shares shall collectively be referred to as the “Securities”) at a conversion price of $.2667 per share (the “Conversion Price”). The Registration Rights Agreement requires Hague Corp to register the resale of the Securities within certain time limits and to be subject to certain penalties in the event Hague Corp fails to timely file the Registration Statement, fails to obtain an effective Registration Statement or, once effective, to maintain an effective Registration Statement until the Securities are saleable pursuant to Rule 144 without volume restriction or other limitations on sale.  The Debentures are secured by the assets of Hague Corp and are guaranteed by Solterra as Hague Corp’s subsidiary. In the event the Debentures are converted in their entirety, Hague Corp would be required to issue an aggregate of 5,624,297 shares of Hague Corp’s Common Stock, subject to anti-dilution protection for stock splits, stock dividends, combinations, reclassifications and sale of Hague Corp’s Common Stock a price below the Conversion Price.  Certain changes of control or fundamental transactions such as a merger or consolidation with another company could cause an event of default under the Transaction Documents.  We also entered into a 120-day Standstill Agreement with the Debenture Holders effective June 1, 2009 which was amended to currently expire at the close of business on December 1, 2009.  The Standstill Agreement provides for the resignation of a director, the transfer of Solterra’s License Agreement with Rice to Hague and for Solterra to obtain from Hague a worldwide exclusive license to purchase quantum dots for solar purposes and to grant sublicenses. To date, the Company has not obtained the consent of Rice to accomplish these objectives. The Standstill Agreement puts a moratorium on the rights of Debenture Holders, subject to certain conditions set forth in the Standstill Agreement.

The deferred financing costs related to the issuance of the debenture are recorded as deferred charges and are being amortized over 36 months using the effective interest method.  During the year ended June 30, 2009, amortization expense of $68,833 was recorded.

The Transaction Documents include a Stock Pledge Agreement pursuant to which Stephen Squires has pledged 20,000,000 shares of our Common Stock to the Debenture holders (the “Holders”) until such time as the Debentures are paid in their entirety.

Standstill Agreement

On June 1, 2009, the Company and its Debenture Holders entered into a Standstill Agreement which provided for a 120-day standstill period pursuant to which the Debenture Holders would not exercise their rights under the Debentures, security agreements, guarantee, pledge agreement and other related “Transaction Documents.” In October 2009 by separate agreement, the Standstill Period was extended by the Debenture Holders through the close of business on December 1, 2009. The following is a summary of some of the material provisions of the Standstill Agreement:

•
The Debenture Holders would receive warrants to purchase 1,000,000 shares of Hague’s Common Stock, exercisable at $.25 per share over a period of 18 months together with cashless exercise provisions in the event no registration statement is effective at the time of exercise. Of the 1,000,000 warrants, the Debenture Holders assigned 175,000 warrants and 75,000 warrants to Dr.Isaac Horton and Richard Patton, respectively. Messrs. Horton and Patton served as directors of Hague in accordance with the Debenture Holders’ right to appoint two members to the Board of Directors. Warrants to purchase 2,000,000 shares exercisable at $.10 per share through October 31, 2014 were issued for an extension of the Standstill Agreement. These Warrants also contain cashless exercise provisions in the event that there is no current registration statement effective at the time of exercise.

•	Certain stockholders of the Company were to exchange up to 2,350,000 shares of free trading shares for restricted shares of Hague’s Common Stock.

•
The Company would seek to raise additional financing either in Hague or in Solterra. If the financing was in Solterra and at least $2,000,000 was raised, then the Debenture Holders would have the right to have Hague assign its Debenture obligation to Solterra and to permit the Debenture Holders to convert their indebtedness into Solterra Common Stock at a 25% discount to terms of the private placement offering. As of October 13, 2009, no additional equity financing has been raised by the Company.

•	Isaac Horton shall resign from Hague’s Board. The Debenture Holders may replace Mr. Horton with David Skriloff. As of November 10, 2009, Mr. Horton has not resigned from the Board.

Hague Corp.
(A Development Stage Company)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009

•
Upon Hague’s receipt of $250,000 of financing, Hague has agreed to obtain directors’ and officers’ liability insurance and agree to maintain same for at least three years and to indemnify Mr. Skriloff to the fullest extent provided by Nevada law should he agree to join the Board.

•
On or before Solterra’s acceptance of any private financing, Solterra shall assign its license agreement with Rice University to Hague. Simultaneously, Hague shall grant Solterra the exclusive worldwide right under the Rice License Agreement to purchase the quantum dots for solar purposes, including the right to grant sublicenses. The Company shall obtain the written permission of Rice University to accomplish the foregoing. Hague shall be the sole supplier of the quantum dots to Solterra and to its sublicensees.  Solterra shall pay a licensing fee to Hague in an amount necessary to retire the Company’s Notes (principal and accrued but unpaid interest) in full (unless the Noteholders agree to have Solterra assume these obligations from Hague and convert into common stock of Solterra), plus the sum of $1.0 million.  It is understood that Solterra will be the solar sub and Hague shall produce and sell the quantum dots and shall have the right to grant sublicenses for all other purposes. During the Standstill Period and thereafter, except as otherwise provided, Hague shall not transfer and/or sell any of its assets without the express prior written consent of the Noteholders, unless the Notes have been repaid or converted. Nothing contained herein shall be construed to prohibit Hague or Solterra from licensing its Intellectual Property or selling its quantum dots in a business unrelated to solar to third parties in arm’s-length transactions.

•
Upon conversion of the Noteholders’ Notes into Solterra common stock or the repayment of the Notes in full, the following shall occur: (i) all security interests, registration rights and other such rights and obligations of the Noteholders (as noteholders only and in no other capacity) shall be terminated, (ii) if elected Mr. Skriloff, shall resign from the Board of Directors of Hague, and (iii) the Noteholders, Hague and Solterra shall exchange general releases which shall pertain to all past actions of the Noteholders, as Noteholders, stockholders or security holders in Hague or Solterra, as the case may be.

•
The Hague Board shall agree to hold board meetings no less frequently than monthly, until the completion of the Private Offering and/or grants of at least $2.0 million. It is further agreed that Hague shall adopt a “Directors Manual: Public Corporation Governance and Guidelines,” which includes a Code of Business Ethics, in the form customarily adopted by smaller public companies and comply with all applicable provisions of the Sarbanes-Oxley Act of 2002.

•
Upon the completion of Solterra’s financing efforts, it will endeavor to become an independent public entity through a self-directed offering and the following actions would occur: Solterra’s Board would be expanded to include additional directors. Mr. Squires would remain Chief Executive Officer of one of these two companies with a new Chief Executive Officer to be identified and hired on commercially reasonable terms to run the other company. Mr. Squires would serve as Chairman of the Board of Directors of the company in which he is Chief Executive Officer and he would serve as a director of the other company. In the interim, until a new Chief Executive Officer is found for the company in which he chooses not to serve as Chief Executive Officer, he will serve as interim Chief Executive Officer until his replacement is hired.

•
The provisions of the Standstill Agreement (except as otherwise provided therein) shall automatically terminate and be of no further force and effect ab initio, as if this agreement never took place or upon the happening of one of the following events: (a) the entry of an order for relief against Hague or Solterra (or equivalent thereof) in any case under title 11 of the United States Code (or in connection with any case or proceeding involving Hague or Solterra under any state or federal insolvency law, (b) if Hague or Solterra fails to make any required payments, under the terms of its agreements with Rice University or Arizona State University, but only where either university notifies Hague or Solterra that it is in default and that all opportunities to cure the default have past, or (c) upon a material default (breach) of the Standstill Agreement by Hague or Solterra and after being given written notice of such default and at least five business days opportunity to cure the default.

•
In connection with the standstill agreement, the Company recorded $34,148 as additional debt discount for the modification of terms, which will be amortized over the life debt. The Company determined the conversion feature issued to the Noteholders to convert their interest into the common stock of Solterra was a derivative liability. The Company determined the value of the derivative liability was nominal due to the low probability of the Company or Solterra raising $2.0 million during the standstill agreement.

Hague Corp.
(A Development Stage Company)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009

Note 7. Common stock

The transactions described in Note 2 and Note 6, resulted in 69,375,000 shares of the Company’s Common Stock to be issued and outstanding as of December 31, 2008. Included in the 69,375,000 shares are 4,250,000 shares issued for cash of $ 42,500.

On March 1, 2009 according to the provisions of the Convertible Debenture agreement the Company elected to issue 506,493 shares of the Company’s restricted Common Stock to pay accrued interest on the debentures of $39,000.  As of June 30, 2009 there were 69,881,493 shares of the Company’s Common Stock issued and outstanding, without giving effect to the possible conversion of the Debentures.

Note 8.  Commitments and Contingencies

Contingency
Certain default clauses related to the various agreements discussed in Note 6 would result in a change of control of the board of directors.  Certain debt holders would have the option to appoint independent members to the board under such default.

License agreement
The Company has a License agreement with William Marsh Rice University whereby minimum royalty payments which are calculated based on sales volume must be made starting in August 2010. This agreement can be terminated by Rice if certain financial and other conditions are not fulfilled by Solterra.

Development service agreements
In October 2008, the Company entered into a development service agreement with a major university to optimize the printing process of solar cells. The agreement is for the period October 1, 2008 to September 30, 2009 with an option for two additional years of services.  The table below summarizes these financial commitments under this agreement.  The Company also has a development service agreement with Rice University regarding the manufacturing of quantum dots.  This agreement expires in January 2010.  These amounts are recorded as research and development expenses in the consolidated financial statements.

Summary

Fiscal	Services	Lease	License
Year	agreement	agreement	agreement	Total
2010	$545,473	$1,636	$-	$547,109
2011	-	-	129,450	129,450
2012	-	-	473,250	473,250
2013	-	-	1,746,000	1,746,000
2014	-	-	3,738,600	3,738,600
Thereafter	-	-	3,738,600	3,738,600

Total	$545,473	$1,636	$9,825,900	$10,373,009

Note 9.  Income taxes

Hague Corp. follows Statement of Financial Accounting Standards Number 109 (SFAS 109), "Accounting for Income Taxes." Deferred income taxes reflect the net effect of (a) temporary difference between carrying amounts of assets and liabilities for financial purposes and the amounts used for income tax reporting purposes, and (b) net operating loss carryforwards. No net provision for refundable Federal income tax has been made in the accompanying statement of loss because no recoverable taxes were paid previously. Similarly, no deferred tax asset attributable to the net operating loss carryforward has been recognized, as it is not deemed likely to be realized.

Hague Corp.
(A Development Stage Company)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009

The provision for refundable Federal income tax consists of the following for the period ending June 30:

	As at June 30, 2009	As at June 30, 2008
Federal income tax benefit attributed to:
Current Operations	687,000	1,300
Less, Change in valuation allowance	(687,000)	(1,300)
Net benefit	$-	$-

The cumulative tax effect at the expected rate of 34% of significant items comprising our net deferred tax amount is as follows:

	As at June 30, 2009	As at June 30, 2008
Deferred tax asset attributed to:
Net operating loss carryover	688,000	1,300
Less, Change in valuation allowance	(688,000)	(1,300)
Net deferred tax asset	$-	$-

At June 30, 2009, Hague Corp. had an unused net operating loss carryover approximating $2,024,000 that is available to offset future taxable income; it expires beginning in 2025. United States tax regulations impose limitations on the use of NOL carry forwards following certain changes in ownership.  If such a change were to occur with respect to the Company, the limitation could significantly reduce the amount of benefits that would be available to offset future taxable income each year, starting with the year of ownership change, the subsequent merger result in limitation on the use of NOL carry forwards.

Note 10. Warrants

Warrants for 1,000,000 shares were issued by the Company in June 2009 in connection with the standstill agreement signed on June 1, 2009 with the holders of the convertible debenture.  The warrants have not been exercised at June 30, 2009.  The Company has attributed $34,148 to the warrant value using the Black Scholes option price model.

The following summarizes warrants that are issued, outstanding and exercisable.

		Options/Warrants
		Issued & Outstanding
Exercise Price	Expiration Date	June 30,	June 30,
		2009	2009
0.25	Dec 2010	1,000,000	1,000,000

Note 11. Subsequent events

Stock options issued

In October 2009 the Board authorized the formation of a stock option plan to cover 7,500,000 shares. The Board also approved the granting of fully vested non-statutory stock options to purchase 1,000,000 shares, 600,000 shares, 500,000 shares and 500,000 shares to Mr. Squires, Robin Squires (our controller), Brian Lukian and David Doderer, respectively, exercisable over  a period of ten years at an exercise price of $.05 per share.

Warrants issued

Warrants to purchase 2,000,000 shares exercisable at $.10 per share through October 31, 2014 were issued for an extension of the Standstill Agreement. These Warrants also contain cashless exercise provisions in the event that there is no current registration statement effective at the time of exercise.

Common Stock

In November 2009, the Company entered into a Consulting Agreement with Steven Posner and Oceanus Capital LLC pursuant to which the Company agreed to issue an aggregate of 3,000,000 restricted shares in exchange for certain introductions made by them to the Company and various other related services. In November 2009 according to the provisions of the Convertible Debenture agreement, the Company elected to issue 843,674 shares of the Company's restricted Common Stock to pay for accrued interest on debentures of $60,000.

Item 9.                      Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

 Not applicable.

Item 9.A.(T)  Controls and Procedures.

As of the end of the period covered by this annual report on Form 10-K, we evaluated the effectiveness of the design and operation of (i) our disclosure controls and procedures, and (ii) our internal control over financial reporting. The evaluators who performed this evaluation were our Chief Executive Officer, Stephen Squires and our Chief Financial Officer and Acting Principal Accounting Officer, Brian Lukian; their conclusions, based on and as of the date of the Evaluation (i) with respect to the effectiveness of our Disclosure Controls and (ii) with respect to any change in our Internal Controls that occurred during the most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect our Internal Controls are presented below.

CEO and CFO Certifications

Attached to this annual report, as Exhibits 31.1 and 31.2, are certain certifications of the CEO and Acting CAO, which are required in accordance with the Exchange Act and the Commission’s rules implementing such section (the "Rule 13a-14(a)/15d-14(a) Certifications"). This section of the annual report contains the information concerning the Evaluation referred to in the Rule 13a-14(a)/15d-14(a) Certifications. This information should be read in conjunction with the Rule 13a-14(a)/15d-14(a) Certifications for a more complete understanding of the topic presented.

Disclosure Controls and Internal Controls

Disclosure Controls are procedures designed with the objective of ensuring that information required to be disclosed in the Company's reports filed with the Securities and Exchange Commission under the Securities Exchange Act, such as this annual report, is recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms. Disclosure Controls are also designed with the objective of ensuring that material information relating to the Company is made known to the CEO and the Acting CAO by others, particularly during the period in which the applicable report is being prepared. Internal Controls, on the other hand, are procedures which are designed with the objective of providing reasonable assurance that (i) the Company's transactions are properly authorized, (ii) the Company’s assets are safeguarded against unauthorized or improper use, and (iii) the Company's transactions are properly recorded and reported, all to permit the preparation of complete and accurate financial statements in conformity with accounting principals generally accepted in the United States.

Limitations on the Effectiveness of Controls

The Company's management does not expect that their Disclosure Controls or their Internal Controls will prevent all error and all fraud. A control system, no matter how well developed and operated, can provide only reasonable, but not absolute assurance that the objectives of the control system are met. Further, the design of the control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the Company have been detected. These inherent limitations include the realities that judgments in decision-making can be faulty and that breakdowns can occur because of simple error or mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the control. The design of a system of controls also is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated objectives under all potential future conditions. Over time, control may become inadequate because of changes in conditions, or because the degree of compliance with the policies or procedures may deteriorate. Because of the inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and not be detected.

Scope of the Evaluation

The CEO and Acting CAO’s evaluation of the our Disclosure Controls and Internal Controls included a review of the controls’ (i) objectives, (ii) design, (iii) implementation, and (iv) the effect of the controls on the information generated for use in this annual report. In the course of the Evaluation, the CEO and Acting CAO sought to identify data errors, control problems, acts of fraud, and they sought to confirm that appropriate corrective action, including process improvements, was being undertaken. This type of evaluation is done on a quarterly basis so that the conclusions concerning the effectiveness of our controls can be reported in our quarterly reports on Form 10-Q and annual reports on Form 10-K. The overall goals of these various evaluation activities are to monitor our Disclosure Controls and Internal Controls, and to make modifications if and as necessary. Our external auditors also review Internal Controls in connection with their audit and review activities. Our intent in this regard is that the Disclosure Controls and the Internal Controls will be maintained as dynamic systems that change (including improvements and corrections) as conditions warrant.

Among other matters, the Evaluation was to determine whether there were any significant deficiencies or material weaknesses in our Internal Controls, which are reasonably likely to adversely affect our ability to record, process, summarize and report financial information, or whether the Evaluators identified any acts of fraud, whether or not material, involving management or other employees who have a significant role in our Internal Controls. This information was important for both the Evaluation, generally, and because the Rule 13a-14(a)/15d-14(a) Certifications, Item 5, require that the CEO and Acting CAO disclose that information to our Board (audit committee), and our independent auditors, and to report on related matters in this section of the annual report. In the professional auditing literature, "significant deficiencies" are referred to as "reportable conditions". These are control issues that could have significant adverse affect on the ability to record, process, summarize and report financial data in the financial statements. A "material weakness" is defined in the auditing literature as a particularly serious reportable condition where the internal control does not reduce, to a relatively low level, the risk that misstatement cause by error or fraud may occur in amounts that would be material in relation to the financial statements and not be detected within a timely period by employee in the normal course of performing their assigned functions. The Evaluators also sought to deal with other controls matters in the Evaluation, and in each case, if a problem was identified, they considered what revisions, improvements and/or corrections to make in accordance with our ongoing procedures.

Conclusions

Based upon the Evaluation, (i) our disclosure controls and procedures are effective in giving us reasonable assurance that they are designed to ensure that information we are required to disclose in the reports we file or submit under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and to ensure that such information is accumulated and communicated to the our management, including our principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure, and (ii) aside from the significant deficiency explained below in Management’s Report Over Internal Controls – our Internal Controls are effective at that assurance level to provide reasonable assurance that our financial statements are fairly presented in conformity with accounting principles generally accepted in the United States. Additionally, there has been no change in our Internal Controls that occurred during our most recent fiscal quarter that has materially affected, or is reasonably likely to affect, our Internal Controls.

Report of Management on Internal Control Over Financial Reporting

Board of Directors and Hague Corp.:

The Management of Hague Corp. is responsible for establishing and maintaining adequate internal control over financial reporting for the Company.  The Company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U. S. generally accepted accounting principles.  The Company’s internal control over financial reporting includes those policies and procedures that: (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the Company’s assets, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with U. S. generally accepted accounting principles, and that  receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and, (iii) provide reasonable assurance regarding prevention of timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements.

Internal control over financial reporting includes the controls themselves, monitoring and internal auditing practices and actions taken to correct deficiencies as identified.

Because of its inherent limitations, internal control over financial reporting, no matter how well designed, may not prevent or detect misstatements. Accordingly, even effective internal control over financial reporting can provide only reasonable assurance with respect to financial statement preparation. Also, the effectiveness of internal control over financial reporting was made as of a specific date. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management conducted an assessment of the effectiveness of the Company’s internal control over financial reporting as of June 30, 2009, based on criteria for effective internal control over financial reporting described in “Internal Control—Integrated Framework” issued by the Committee of Sponsoring Organizations of the Treadway Commission. Management’s assessment included an evaluation of the design of the Company’s internal control over financial reporting and testing of the operational effectiveness of its internal control over financial reporting. Management reviewed the results of its assessment with the Audit Committee of the Company’s Board of Directors.

Based on this assessment, management determined that, as of June 30, 2009, Hague Corp. maintained effective internal control over financial reporting, although we did recognize a significant deficiency.  A significant deficiency is a deficiency, or a combination of deficiencies, that is less severe than a material weakness, yet important enough to merit attention by those responsible for oversight of the registrant’s financial reporting.

Although currently we do not identify any material weaknesses in the process of self assessment, we have recognized a significant deficiency in our internal controls.  Currently we do not have sufficient in-house expertise in US GAAP reporting.  Instead, we rely very much on the expertise and knowledge of external financial advisors in US GAAP conversion.  External financial advisors have helped prepare and review the consolidated financial statements.  Although we have not identified any material errors with our financial reporting or any material weaknesses with our internal controls, no assurances can be given that there are no such material errors or weaknesses existing.  Upon obtaining adequate financing we will seek to recruit experienced professionals to augment and upgrade our financial staff to address issues of timeliness and completeness in US GAAP financial reporting.  In addition, we do not believe we have sufficient documentation with our existing financial processes, risk assessment and internal controls.  We plan to work closely with external financial advisors to document the existing financial processes, risk assessment and internal controls systematically.

This annual report does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting.  Management’s report was not subject to attestation by our registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit us to provide only management’s report in this annual report.

HAGUE CORP.

/s/  Stephen Squires
Stephen Squires
Chief Executive Officer

/s/  Brian Lukian
Brian Lukian
Chief Financial Officer, Acting Principal Accounting Officer

Item 9.B.  Other Information.

Not Applicable.
PART III

Item 10.  Directors, Executive Officers and Corporate Governance

The names, ages and principal occupations of the Company's present officers and directors are listed below, it being understood that there are currently two vacancies on the Board of Directors.

Name	Age	Position with the Company (1)
Stephen Squires	50	President and Chief Executive Officer and Director
Brian Lukian C.A.	61	Acting Chief Financial Officer
Dr.Ghassan E. Jabbour	47	Chief Science Officer, Director
Dr. Michael S. Wong	36	Director
David Doderer	38	Vice President of Research and Development
____________
(1)	Directors are elected at the annual meeting of stockholders and hold office until the following annual meeting.

The terms of all officers expire at the annual meeting of directors following the annual stockholders meeting. Officers serve at the pleasure of the Board and may be removed, either with or without cause, by the Board of Directors, and a successor elected by a majority vote of the Board of Directors, at any time.

Background

The following is a brief summary of the background of each director, director nominee and executive officer of our company:

Stephen Squires has over 25 years of experience in turnarounds, startups, business development, mergers and acquisitions and strategic planning. Mr. Squires is skilled at identifying emerging technologies and driving commercialization/global market introduction to position companies for growth. From 1977 to1983, he worked at  McDonald Douglas Corporation, a company engaged in the business of building advanced tactical fighter aircraft and space vehicles, developing and adapting advanced materials for combat aircraft applications. From1983 to 2001, Mr. Squires, as founder, served as President and Chief Executive Officer of Aviation Composite Technologies, Inc., a company whose principal business was the engineering, design, manufacture and refurbishment of advanced composite aero structures. Under Mr. Squire’s leadership the company grew from zero to over 200 employees and operated a 100,000 square foot state of the art facility. Aviation Composite was merged with USDR Aerospace in 2001. Prior to his employment with the Company which commenced upon the closing date of the Agreement and Plan of Reorganization, Mr. Squire’s principal occupation was consulting and advising in the areas of advanced materials, nanotechnology, applications engineering, strategic international marketing with emphasis on middle east and commercialization of emerging technologies for Orasi LLC. Since 1998, Mr. Squires has pursued his interests in advanced materials such as nano fibers and nanotubes where he quickly recognized the potential of the unique quantum features these materials held.

Brian Lukian C.A. has over 25 years of financial, strategic and business leadership contributing to the growth and turnaround of corporations in various industries.  Since January 2007, he has been providing consulting services in regards to mergers and acquisitions, turnarounds, financings as well as business and industry analysis. From 2005 through December 2006, he was employed by Ace Security Laminate Corporation, Ottawa, Canada as its chief operating officer and chief financial officer. Ace Security is in the business of manufacturing and distribution of high-end security window laminates. From 2003 through 2005, he was employed by Genomics One Corporation, Toronto and Montreal, Canada, as its chief operating officer and chief financial officer. Genomics One is a distributor of a variety of products that target the Life Sciences market.  From 2000 through 2003, he was employed by Arcamatrix Corporation, Toronto Canada, as its chief operating officer and chief financial officer. Arcamatrix is in the business of secure document transfer and storage of information for the healthcare industry. In the positions as chief financial officer and chief operating officer of the aforementioned companies, Mr. Lukian reported directly to the chief executive officer and the audit committee of the board of directors of each respective company, and he was responsible for the daily operations, overseeing the preparation of financial statements, forecasts, budgets and regulatory filings, compliance with applicable securities laws, analyzing potential acquisitions and serving as a liaison with the financial community, shareholders and investment bankers and brokers. Mr. Lukian earned a certificate as Chartered Accountant, McGill University, while employed by Ernst & Young, Montreal, Canada and is a member of the Order of Chartered Accountants of Quebec. Mr. Lukian also has a United States Investment Bankers license, Series Seven. He received a Bachelor of Commerce from Loyola College, Montreal, Canada.

Dr. Ghassan E. Jabbour is the Director of Flexible and Organic Electronics Development at the Flexible Display Center (FDC) since 2006 and a Professor of Chemical and Materials Engineering at Arizona State University since 2006. He is also the Technical Advisory Board Leader on Optoelectronic Materials, Devices and Encapsulation at FDC. He has been selected to the Asahi Shimbun 100 New Leaders of the USA and has received the Presidential Award for Excellence from the Hariri Foundation in 1997. Dr. Jabbour's research experience encompasses flexible-roll-to-roll-electronics and displays, smart textile, moisture and oxygen barrier technology, transparent conductors, organic light emitting devices, organic and hybrid photovoltaics, organic memory storage, organic thin film transistors, combinatorial discovery of materials, nano and macro printed devices, micro and nanofabrication, biosensors, and quantum simulations of electronic materials. Dr. Jabbour attended Northern Arizona University, the Massachusetts Institute of Technology (MIT), and the University of Arizona. Dr. Jabbour is an SPIE fellow.  Prof. Jabbour has authored and co-authored over 300 publications, invited talks, and conference proceedings. He is the editor of several books and symposia proceedings involving organic photonics and electronics, and nanotechnology. Prof. Jabbour is the guest editor of the MRS Bulletin issue on “Organic Photovoltaics”. He is the Chair and/or Co-Chair of over 50 conferences related to photonic and electronic properties of organic materials and their applications in displays and lighting, hybrid photosensitive materials, and hybrid integration of semiconducting and nanotechnology.

Dr. Michael S. Wong Principal Investigator, Associate Professor in Chemical and Biomolecular Engineering Associate Professor in Chemistry (Joint Appointment) at William Marsh Rice University. His accomplishments include:
•	Smithsonian Magazine "37 Under 36" Young Innovator Award (2007)
•	3M Non-tenured Faculty Award (2006, 2007)
•	GOLD 2006 Conference Best Presentation Award, for "best new idea in gold catalysis" (2006)
•	AIChE South Texas Section Best Applied Paper Award (2006)
•	AIChE Nanoscale Science and Engineering Forum Young Investigator Award (2006)
•	MIT Technology Review's TR35 Young Innovator Award (2006)
•	Hershel M. Rich Invention Award (2006)
•	National Academy of Engineering Indo-America Frontiers of Engineering Symposium, Invited Speaker (2006)
•	Smalley/Curl Innovation Award (2005)
•	National Academies Keck Futures Initiative (NAKFI) Symposium, Invited Participant (2004)
•	Oak Ridge Associated Universities Ralph E. Powe Junior Faculty Enhancement Award (2003)
•	National Academy of Engineering Japan-America Frontiers of Engineering (JAFOE)
•	Symposium, Invited Participant (2002)
•	Rice Quantum Institute (RQI), Fellow (2002)
•	Robert P. Goldberg Grand Prize, MIT $50K Entrepreneurship Competition (2001)
•	Union Carbide Innovation Recognition Award (2000)
•	MIT Chemical Engineering Edward W. Merrill Outstanding Teaching Assistant Award (1997)
•	Faculty advisor for Phi Lambda Upsilon, chemical sciences honorary society (2003 - present)

Dr. Michael S. Wong joined the Department of Chemical Engineering in 2001, and received a joint appointment in the Department of Chemistry in 2002. Before coming to Rice University, he did post-doctoral research with Dr. Galen D. Stucky of the Department of Chemistry and Biochemistry at University of California, Santa Barbara. Mr. Wong’s educational background includes a B.S. in Chemical Engineering from Caltech, an M.S. in Chemical Engineering Practice (“Practice School”) from MIT, and a Ph.D. in Chemical Engineering from MIT (under the supervision of Dr. Jackie Y. Ying, “Supramolecular Templating of Mesoporous Zirconia-Based Nanocomposite Catalysts”). With the underlying theme of designing and engineering novel materials for catalytic and encapsulation applications, his research interests lie in the areas of nanostructured materials (e.g. nanoporous materials, nanoparticle-based hollow spheres, and quantum dots), heterogeneous catalysis, and bioengineering applications. He is particularly interested in developing new chemical approaches to assembling nanoparticles into functional macrostructures.

David Doderer has over 15 years of research & development experience in emerging technologies including biotech, nanotech and quantum effects.  From 2002 to 2005, he served as principal investigator for USGN, a company engaged in the business of defense, safety and security solutions, where he contributed to numerous patents/patents pending & proprietary processes. From 2006 to 2008, he managed Managing Hudler Titan LLC, a technology consulting company, specializing in advanced nanofiber filtration for gaseous streams; crowd sourcing to efficiently share and manage the information resource existing in personal experience; and a clean energy/ clean air/ clean water initiative through aggregation of retail level contributions in alternative energy based carbon offset programs.

Possible Expansion of the Board in the event of Default under Outstanding Debentures

The Transaction Documents include a Stock Pledge Agreement pursuant to which Stephen Squires has pledged 20,000,000 shares of our Common Stock to the Debenture holders (the “Holders”) until such time as the Debentures are paid in their entirety. Also, the Securities Purchase Agreement provides until such time as the Holders no longer hold any Debentures, we shall appoint two (2) members to our Board of Directors, with such board members to be appointed by MKM Opportunity Master Fund, Ltd. (“MKM”).  Each member appointed by MKM will be independent of, and not affiliated with, MKM. In addition, so long as MKM has the right to appoint two board members under this Agreement, we shall not expand the size of our Board of Directors to more than seven (7) board members.  Notwithstanding the foregoing, in the event of a default under the Transaction Documents, MKM and Steven Posner Irrevocable Trust u/t/a Dated 06/17/65 (“Posner”) shall have the right to appoint three (3) and two (2) members, respectively, to our Board of Directors, which directors need not be independent of, and may be affiliated with, MKM or Posner.  In the event that MKM or Posner exercises their right to appoint members of our Board of Directors in the event of a default, the Board of Directors shall set the size of the Board to no more than nine (9) members. Richard Patton served on our Board of Directors as a designee of MKM during fiscal 2009 until he resigned from the Board on August 17, 2009.  Dr. Isaac Horton  served on our Board of Directors as a designee of MKM during fiscal 2009 until he resigned from the Board on November 12, 2009.

Limitation of Directors’ Liability and Indemnification

Our company is incorporated under the laws of the State of Nevada. Nevada law provides for indemnification of officers and directors under certain circumstances. Our Bylaws provide for the indemnification of our directors to the fullest extent permitted under the general corporation law of the State of Nevada from time to time against all expenses, liability and loss (including attorneys’ fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered in connection with acting as directors of our company.

Our articles of incorporation provide that no Director or Officer of the corporation shall be personally liable to the corporation or any of its stockholders for damages for breach of fiduciary duty as a Director or Officer involving any act or omission of any such Director or Officer; provided, however, that: the foregoing provision shall not eliminate or limit the liability of a Director or Officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the Stockholders of the corporation shall be prospective only, and shall not adversely affect any limitations on the personal liability of a Director or Officer of the corporation for acts or omissions prior to such repeal or modification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of our company under Nevada law or otherwise, we have been advised the opinion of the Securities and Exchange Commission is that such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than payment by us for expenses incurred or paid by a director, officer or controlling person of our company in successful defense of any action, suit, or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction, the question of whether such indemnification by it is against public policy in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Committees

Currently the Company has no audit, compensation, corporate governance, nominating or other committee of the Board of Directors.  The Sarbanes-Oxley Act of 2002, as amended, requires each corporation to have an audit committee consisting solely of independent directors and to identify the independent directors who are considered to be a “financial expert.” Under the National Association of Securities Dealers Automated Quotations definition, an “independent director means a person other than an officer or employee of the Company or its subsidiaries or any other individuals having a relationship that, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of the director. The board’s discretion in determining director independence is not completely unfettered. Further, under the NASDAQ definition, an independent director is a person who (1) is not currently (or whose immediate family members are not currently), and has not been over the past three years (or whose immediate family members have not been over the past three years), employed by the company; (2) has not (or whose immediate family members have not) been paid more than $60,000 during the current or past three fiscal years;  (3) has not (or whose immediately family has not) been a partner in or controlling shareholder or executive officer of an organization which the company made, or from which the company received, payments in excess of the greater of $200,000 or 5% of that organizations consolidated gross revenues, in any of the most recent three fiscal years; (4) has not (or whose immediate family members have not), over the past three years been employed as an executive officer of a company in which an executive officer of Hague has served on that company’s compensation committee; or (5) is not currently (or whose immediate family members are not currently), and has not been over the past three years (or whose immediate family members have not been over the past three years) a partner of Hague’s outside auditor.

The term “Financial Expert” is defined under the Sarbanes-Oxley Act of 2002, as amended, as a person who has the following attributes: an understanding of generally accepted accounting principles and financial statements; has the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company’s financial statements, or experience actively supervising one or more persons engaged in such activities; an understanding of internal controls and procedures for financial reporting; and an understanding of audit committee functions.

Board Members Who Are Deemed Independent

Dr. Michael S. Wong is an "independent director", but not a "Financial Expert" as that term is defined herein.  None of the Company's other directors are independent.

Code of Ethics

Effective March 3, 2003, the Securities & Exchange Commission requires registrants like the Company to either adopt a code of ethics that applies to the Company’s Chief Executive Officer and Chief Financial Officer or explain why the Company has not adopted such a code of ethics. For purposes of item 406 of Regulation S-K, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•
Full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities & Exchange Commission and in other public communications made by the Company;

•	Compliance with applicable governmental law, rules and regulations;
•	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
•	Accountability for adherence to the code.

The Code of Ethics was previously filed as an exhibit to our report on Form 10-K for the fiscal year ended June 30, 2008. Management intends to review the Code of Ethics and will consider appropriate amendments and revisions thereto.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “Commission”).  Officers, directors and greater than ten percent stockholders are required by the Commission's regulations to furnish us with copies of all Section 16(a) forms they file. During the fiscal year ended June 30, 2009, none of our officers, directors or 10% or greater stockholders are believed to have filed any forms late to the best of our knowledge

Item 11.           Compensation of Directors and Executive Officers.

The following table sets forth the overall compensation earned over the fiscal years ended June 30, 2009 and 2008 by (1) each person who served as the principal executive officer of the Company or its subsidiary during fiscal year 2009; (2) our most highly compensated (up to a maximum of two) executive officers as of June 30, 2009 with compensation during fiscal year ended 2009 of $100,000 or more; and (3) those two individuals, if any, who would have otherwise been included in section (2) above but for the fact that they were not serving as an executive of us as of June 30, 2009.

	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Options Awards ($)(1)	Non-Equity Incentive Plan Compen- sation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compen- sation ($) (2) (3)	Total ($) (3)

Greg Chapman (former CEO 2009 and 2008)	2009 2008	$ -0- $ 4,400	$ -0- $ -0-	$ -0- $ -0-	$ -0- $ -0-	$ -0- $ -0-	$ -0- $ -0-	$ -0- $ -0-	$ -0- $ 4,400

Stephen Squires Chief Executive Officer	2009 2008	$ 100,000 $ -0-	$ -0- $ -0-	$ -0- $ -0-	$ -0- $ -0-	$ -0- $ -0-	$ -0- $ -0-	$ 11,040 $ -0-	$ 111,040 $ -0-

________________

(1)
Reflects dollar amount expensed by us during applicable fiscal year for financial statement reporting purposes pursuant to FAS 123R.  FAS 123R requires the company to determine the overall value of the restricted stock awards and options as of the date of grant based upon the Black-Scholes method of valuation, and to then expense that value over the service period over which the restricted stock awards and options become vested.  As a general rule, for time-in-service-based restricted stock awards and options, the company will immediately expense any restricted stock awards and option or portion thereof which is vested upon grant, while expensing the balance on a pro rata basis over the remaining vesting term of the restricted stock awards and options.  For a description FAS 123R and the assumptions used in determining the value of the restricted stock awards and options under the Black-Scholes model of valuation, see the notes to the consolidated financial statements included with this Form 10-K.

(2)
 Includes all other compensation not reported in the preceding columns, including (i) perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is less than $10,000; (ii) any “gross-ups” or other amounts reimbursed during the fiscal year for the payment of taxes; (iii) discounts from market price with respect to securities purchased from the company except to the extent available generally to all security holders or to all salaried employees; (iv) any amounts paid or accrued in connection with any termination (including without limitation through retirement, resignation, severance or constructive termination, including change of responsibilities) or change in control; (v) contributions to vested and unvested defined contribution plans; (vi) any insurance premiums paid by, or on behalf of, the company relating to life insurance for the benefit of the named executive officer; and (vii) any dividends or other earnings paid on stock or option awards that are not factored into the grant date fair value required to be reported in a preceding column.

(3)
Since inception of Solterra, Solterra utilizes the home of Stephen Squires in Scottsdale, Arizona as an executive office.  During the year ended June 30, 2009 the Company has reimbursed Stephen Squires $11,040 for the use of his premises.

None of the Company’s executive officers have any employment contracts with the Company or an agreement for termination pay in the event that the executive officer’s relationship with the Company is terminated due to disability, death or for any other reason. The Company also does not have an employee compensation and benefit plan or stock option plan as of the filing date of this Form 10-K, although the Board in October 2009 authorized the formation of a plan to cover 7,500,000 shares. The Board also approved the granting of fully vested non-statutory stock options to purchase 1,000,000 shares, 600,000 shares, 500,000 shares and 500,000 shares to Mr. Squires, Robin Squires (our controller), Brian Lukian and David Doderer, respectively, exercisable over  a period of ten years at an exercise price of $.05 per share. Each executive Officer is currently receiving or accruing a monthly salary of $10,000. As of June 30, 2009, the Company has accrued salaries of $30,000, $30,000, $40,000 and $35,000 to Messrs. Squires, Doderer, Lukian and Jabbour.

Executive Officer Outstanding Equity Awards At Fiscal Year-End

The following table provides certain information concerning any common share purchase options, stock awards or equity incentive plan awards held by each of our named executive officers that were outstanding, exercisable and/or vested as of June 30, 2009.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Gregory Chapman	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Stephen Squires	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A – Not applicable.

DIRECTOR COMPENSATION

Cash Fees and Options

Cash fees, stock options and equity awards to our directors are at the discretion of the Board. During fiscal 2009, no cash fees, stock options or equity awards were made to directors of the Company, except that Warrants to purchase 1,000,000 shares of Common Stock were issued to our Note Holders in connection with a Standstill Agreement described herein. The Note Holders then directed Warrants to purchase 175,000 shares and 75,000 shares to be issued directly to their appointees to the Board, namely, Isaac Horton and Richard Patton, respectively. In October 2009, the Board granted Messrs. Wong and Jabbour ten year non-statutory stock options to purchase 300,000 shares exercisable at $.05 per share.

Travel Expenses

All directors shall be reimbursed for their reasonable out of pocket expenses associated with attending the meeting.

2009 Compensation

The following table shows the overall compensation earned for the 2009 fiscal year with respect to each non-employee -director of the Company as of June 30, 2009.

	DIRECTOR COMPENSATION
Name and Principal Position	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Warrant/ Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)	Total ($)

Dr. Michael S. Wong, Director	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Dr. Isaac B. Horton, III, Former Director	Nil	Nil	5,976	Nil	Nil	Nil	5,976

Richard Patton, Former Director	Nil	Nil	2,561	Nil	Nil	Nil	2,561

Kim Pichanick, Former Director	Nil	Nil	Nil	Nil	Nil	Nil	Nil

(1)
Reflects dollar amount expensed by the company during applicable fiscal year for financial statement reporting purposes pursuant to FAS 123R.  FAS 123R requires the company to determine the overall value of the restricted stock awards and the options as of the date of grant based upon the Black-Scholes method of valuation, and to then expense that value over the service period over which the restricted stock awards and the options become exercisable vested.  As a general rule, for time-in-service-based restricted stock awards and options, the company will immediately expense any restricted stock award or option or portion thereof which is vested upon grant, while expensing the balance on a pro rata basis over the remaining vesting term of the restricted stock award and option.  For a description FAS 123 R and the assumptions used in determining the value of the restricted stock awards and options under the Black-Scholes model of valuation, see the notes to the financial statements included with this Form 10-SB/A.

(2)	Excludes awards or earnings reported in preceding columns.

(3)
Includes all other compensation not reported in the preceding columns, including (i) perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is less than $10,000; (ii) any “gross-ups” or other amounts reimbursed during the fiscal year for the payment of taxes; (iii) discounts from market price with respect to securities purchased from the company except to the extent available generally to all security holders or to all salaried employees; (iv) any amounts paid or accrued in connection with any termination (including without limitation through retirement, resignation, severance or constructive termination, including change of responsibilities) or change in control; (v) contributions to vested and unvested defined contribution plans; (vi) any insurance premiums paid by, or on behalf of, the company relating to life insurance for the benefit of the director; (vii) any consulting fees earned, or paid or payable; (viii) any annual costs of payments and promises of payments pursuant to a director legacy program and similar charitable awards program; and (ix) any dividends or other earnings paid on stock or option awards that are not factored into the grant date fair value required to be reported in a preceding column.

Item 12.     Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table sets forth, as of November 10 2009, shares of Common Stock beneficially owned by (1) each person (including any group) of more than five percent of our Common Stock, based solely on Schedule 13D and 13G filings with the Securities and Exchange Commission, and (2) the Company’s directors and officers.

Name of Beneficial Owner	Common Stock Beneficially Owned (1)(2)	Percent of Class (3)
Stephen Squires (4) (5)	30,378,000	40.3
Brian Lukian C.A. (6)	1,500,000	2.0
Ghassan E. Jabbour (7)	300,000.4
Michael S. Wong (7)	300,000.4
David Doderer (6)	500,000.6
Directors and executive officers as a group (6) persons) (8)	32,978,000	49.9
Phoenix Alliance Corp. (9)	4,404,000	6.0
____________
* Less than 1%
(1)	Unless otherwise indicated, ownership represents sole voting and investment power.

(2)	The address for each beneficial owner named above is c/o the Company at 7700 S. River Parkway, Tempe, AZ 85284.

(3)	Based upon 73,725,167 common shares outstanding.

(4)	Includes 20,000,000 shares pledged to our Debenture Holders. See “Item 10.”

(5)	Includes options to purchase 1,600,000 shares owned by Mr. Squires and his wife.

(6)	Includes options to purchase 500,000 shares.

(7)	Includes options to purchase 300,000 shares.

(8)	Includes options and warrants to purchase 3,375,000 shares

(9)	Phoenix Alliance Corp. is owned and controlled by Andrew McKinnon.

Securities Authorized for Issuance under Equity Compensation Plans.

None.

Item 13.     Certain Relationships and Related Transactions and Director Independence.

Agreement and Plan of Reorganization

On November 4, 2008, the Company closed on an Agreement and Plan of Merger and Reorganization by and among Hague Corp. (the “Company”), Solterra Renewable Technologies, Inc. (“Solterra”), the shareholders of Solterra and Gregory Chapman as “Indemnitor” (the “Agreement”), which resulted in Solterra becoming a wholly-owned subsidiary of the Company. Pursuant to the Agreement, Mr. Chapman cancelled 40,000,000 shares of Common Stock of the Company owned by him and issued a general release in favor of the Company terminating its obligations to repay Mr. Chapman approximately $34,000 in principal owed to him.

In accordance with the Agreement, the Company issued 41,250,000 shares of its Common Stock to the former stockholders of Solterra, including 35,500,000 shares to Stephen Squires, Chief Executive Officer and 1,000,000 shares to Brian Lukian, Chief Financial Officer. Certain existing stockholders of the Company, in consideration of Solterra and its shareholders completing the transaction, issued to the Company a Promissory Note in the amount of $3,500,000 due and payable on or before January 15, 2009, through the payment of cash or, with the consent of the Company, the cancellation of up to 12,000,000 issued and outstanding shares of the Company owned by them.  As of the filing date of this Form 10-K, these Notes are in default and the Company has not been able to recover payment on the Notes or the cancellation of the Company’s 12,000,000 shares in satisfaction thereof. The Company is considering pursuing all legal alternatives in connection with this matter.

On November 4, 2008, the Company entered into a Securities Purchase Agreement, Debenture, Security  Agreement, Subsidiary Guarantee Agreement, Registration Rights Agreement, Escrow Agreement, Stock Pledge Agreement and other related transactional documents (the “Transaction Documents”) to obtain $1,500,000 in gross proceeds from three non-affiliated parties (collectively hereinafter referred to as the “Lenders”) in exchange for 3,525,000 restricted shares of Common Stock of the Company (the “Restricted Shares”) and Debentures in the principal amount aggregating $1,500,000. Each Debenture has a term of three years maturing on November 4, 2011 bearing interest at the rate of 8% per annum and is prepayable by the Company at anytime without penalty, subject to the Debenture holders’ conversion rights. Each Debenture is convertible at the option of each Lender into the Company’s Common Stock (the “Debenture Shares”, which together with the Restricted Shares shall collectively be referred to as the “Securities”) at a conversion price of $.2667 per share (the “Conversion Price”). The Registration Rights Agreement requires the Company to register the resale of the Securities within certain time limits and to be subject to certain penalties in the event the Company fails to timely file the Registration Statement, fails to obtain an effective Registration Statement or, once effective, to maintain an effective Registration Statement until the Securities are saleable pursuant to Rule 144 without volume restriction or other limitations on sale. The Debentures are secured by the assets of the Company and are guaranteed by Solterra as the Company’s subsidiary. In the event the Debentures are converted in their entirety, the Company would be required to issue and aggregate of 5,624,297 shares of the Company’s Common Stock, subject to anti-dilution protection for stock splits, stock dividends, combinations, reclassifications and sale of the Company’s Common Stock at a price below the Conversion Price.  Certain changes of control or fundamental transactions such as a merger or consolidation with another company could cause an event of default under the Transaction Documents.

The Transaction Documents include a Stock Pledge Agreement pursuant to which Stephen Squires has pledged 20,000,000 shares of our Common Stock to the Debenture holders (the “Holders”) until such time as the Debentures are paid in their entirety. Also, the Securities Purchase Agreement provides until such time as the Holders no longer hold any Debentures, we shall appoint two (2) members to our Board of Directors, with such board members to be appointed by MKM Opportunity Master Fund, Ltd. (“MKM”).  Each member appointed by MKM will be independent of, and not affiliated with, MKM. In addition, so long as MKM has the right to appoint two board members under this Agreement, we shall not expand the size of our Board of Directors to more than seven (7) board members.  Notwithstanding the foregoing, in the event of a default under the Transaction Documents, MKM and Steven Posner Irrevocable Trust u/t/a Dated 06/17/65 (“Posner”) shall have the right to appoint three (3) and two (2) members, respectively, to our Board of Directors, which directors need not be independent of, and may be affiliated with, MKM or Posner.  In the event that MKM or Posner exercises their right to appoint members of our Board of Directors in the event of a default, the Board of Directors shall set the size of the Board to no more than nine (9) members. The Debenture Holders designated Isaac Horton and Richard Patton as their nominees for election to the Board.

On November 4, 2008, in connection with the Agreement and change in control, Stephen Squires was appointed President and Chief Executive Officer of the Company, Brian Lukian was appointed Chief Financial Officer, Treasure and Secretary of the Company, Dr. Ghassan E. Jabbour as Chief Science Officer of the Company, and David Doderer as Vice President – Research and Development. On that same date, Greg Chapman resigned as an executive of the Company. On November 4, 2008, Mr. Chapman, the sole director of the Company, resigned as a director of the Company effective 10 days following the filing with the Securities and Exchange Commission (“SEC”) and mailing to stockholders of an Information Statement on Schedule 14F-1, which Schedule 14F-1 sets forth certain information regarding the expansion of the Board of Directors to six persons effective upon the resignation of Mr. Chapman. Such six directors then included Stephen Squires, Dr. Ghassan E. Jabbour, Dr. Michael S. Wong, Kim Pichanick, Dr. Isaac B. Horton III and Richard Patton.  Dr. Horton and Mr. Patton were appointed to the Board as appointees of MKM Opportunity Master Fund Ltd. pursuant to the Transaction Documents.

Standstill Agreement

 On June 1, 2009, the Company and its Debenture Holders entered into a Standstill Agreement which provided for a 120-day standstill period pursuant to which the Debenture Holders would not exercise their rights under the Debentures, security agreements, guarantee, pledge agreement and other related “Transaction Documents.” In October 2009 by separate agreement, the Standstill Period was extended by the Debenture Holders through the close of business on December 1, 2009. The following is a summary of some of the material provisions of the Standstill Agreement:

•
The Debenture Holders would receive warrants to purchase 1,000,000 shares of Hague’s Common Stock, exercisable at $.25 per share over a period of 18 months together with cashless exercise provisions in the event no registration statement is effective at the time of exercise. Of the 1,000,000 warrants, the Debenture Holders assigned 175,000 warrants and 75,000 warrants to Isaac Horton and Richard Patton, respectively. Messrs. Horton and Patton served as directors of Hague in accordance with the Debenture Holders’ right to appoint two members to the Board of Directors. Warrants to purchase 2,000,000 shares exercisable at $.10 per share through October 31, 2014 were issued for an extension of the Standstill Agreement. These Warrants also contain cashless exercise provisions in the event that there is no current registration statement effective at the time of exercise.

•	Certain stockholders of the Company were to exchange up to 2,350,000 shares of free trading shares for restricted shares of Hague’s Common Stock.

•
The Company would seek to raise additional financing either in Hague or in Solterra. If the financing was in Solterra and at least $2,000,000 was raised, then the Debenture Holders would have the right to have Hague assign its Debenture obligation to Solterra and to permit the Debenture Holders to convert their indebtedness into Solterra Common Stock at a 25% discount to terms of the private placement offering. As of October 13, 2009, no additional equity financing has been raised by the Company.

•	Isaac Horton shall resign from Hague’s Board. The Debenture Holders may replace Mr. Horton with David Skriloff. On November 12, 2009, Mr. Horton resigned from the Board.

•
Upon Hague’s receipt of $250,000 of financing, Hague has agreed to obtain directors and officer’s liability insurance and agree to maintain same for at least three years and to indemnify Mr. Skriloff to the fullest extent provided by Nevada law should he agree to join the Board.

•
On or before Solterra’s acceptance of any private financing, Solterra shall assign its license agreement with Rice University to Hague. Simultaneously, Hague shall grant Solterra the exclusive worldwide right under the Rice license agreement to purchase the quantum dots for solar purposes, including the right to grant sublicenses. The Company shall obtain the written permission of Rice University to accomplish the foregoing. Hague shall be the sole supplier of the quantum dots to Solterra and to its sublicensees.  Solterra shall pay a licensing fee to Hague in an amount necessary to retire the Company’s Notes (principal and accrued but unpaid interest) in full (unless the Noteholders agree to have Solterra assume these obligations from Hague and convert into common stock of Solterra), plus the sum of $1.0 million.  It is understood that Solterra will be the solar sub and Hague shall produce and sell the quantum dots and shall have the right to grant sublicenses for all other purposes. During the Standstill Period and thereafter, except as otherwise provided, Hague shall not transfer and/or sell any of its assets without the express prior written consent of the Noteholders, unless the Notes have been repaid or converted. Nothing contained herein shall be construed to prohibit Hague or Solterra from licensing its intellectual property or selling its quantum dots in a business unrelated to solar to third parties in arm’s-length transactions.

•
Upon conversion of the Noteholders’ Notes into Solterra common stock or the repayment of the Notes in full, the following shall occur: (i) all security interests, registration rights and other such rights and obligations of the Noteholders (as noteholders only and in no other capacity) shall be terminated, (ii) if elected Mr. Skriloff, shall resign from the Board of Directors of Hague, and (iii) the Noteholders, Hague and Solterra shall exchange general releases which shall pertain to all past actions of the Noteholders, as Noteholders, stockholders or security holders in Hague or Solterra, as the case may be.

•
The Hague Board shall agree to hold board meetings no less frequently than monthly, until the completion of the Private Offering and/or grants of at least $2.0 million. It is further agreed that Hague shall adopt a “Directors Manual: Public Corporation Governance and Guidelines,” which includes a Code of Business Ethics, in the form customarily adopted by smaller public companies and comply with all applicable provisions of the Sarbanes-Oxley Act of 2002.

•
Upon the completion of Solterra’s financing efforts, it will endeavor to become an independent public entity through a self-directed offering and the following actions would occur: Solterra’s Board would be expanded to include additional directors. Mr. Squires would remain Chief Executive Officer of one of these two companies with a new Chief Executive Officer to be identified and hired on commercially reasonable terms to run the other company. Mr. Squires would serve as Chairman of the Board of Directors of the company in which he is Chief Executive Officer and he would serve as a director of the other company. In the interim, until a new Chief Executive Officer is found for the company in which he chooses not to serve as Chief Executive Officer, he will serve as interim Chief Executive Officer until his replacement is hired.

•
The provisions of the Standstill Agreement (except as otherwise provided therein) shall automatically terminate and be of no further force and effect ab initio, as if this agreement never took place or upon the happening of one of the following events of default: (a) the entry of an order for relief against Hague or Solterra (or equivalent thereof) in any case under title 11 of the United States Code (or in connection with any case or proceeding involving Hague or Solterra under any state or federal insolvency law, (b) if Hague or Solterra fails to make any required payments, under the terms of its agreements with Rice University or Arizona State University, but only where either university notifies Hague or Solterra that it is in default and that all opportunities to cure the default have past, or (c) upon a material default (breach) of the Standstill Agreement by Hague or Solterra and after being given written notice of such default and at least five business days opportunity to cure the default.

Consulting Contracts and payments to consultants

In November 2009, the Company entered into a Consulting Agreement with Steven Posner and Oceanus Capital LLC pursuant to which the Company agreed to issue an aggregate of 3,000,000 restricted shares in exchange for certain introductions made by them to the Company and various other related services.

The Company made payments to Phoenix Alliance Corp. a related party by significant shareholdings of $600,000.  Of this amount, $500,000 was paid for the development of the Company’s tactical business plan and reorganization and a further $100,000 was paid for the preparation of a market development strategy for selling solar licenses.

Other Transactions

There have been no transactions or proposed transactions in which the amount involved exceeds the lesser of $120,000 or 1% of the average our total assets at year-end for the last three completed fiscal years in which any of our directors, executive officers or beneficial holders of more than 5% of the outstanding shares of our common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest, except as follows:

(i)
On January 12, 2007, our sole director and officer, Greg Chapman, acquired 2,000,000 shares of our common stock at a price of $0.002 per share for total cash proceeds of $4,000.  In connection with the 20:1 forward stock split affected on July 15, 2007, the 2,000,000 shares now total 40,000,000 shares of our common stock. Exemption from registration is claimed under Section 4(2) of the Securities Act of 1933, as amended, as an offering not constituting a “public offering.”

(ii)
For the period from January 9, 2007 (inception) through June 30, 2007, we received $24,600 in cash for the sale of 24,600,000 shares of our common stock at a purchase price of $0.001 per share in offshore transactions with non-affiliated parties during the period between May and June 2007. Our private placement was conducted in offshore transactions relying on Regulation S of the Securities Act of 1933. None of the subscribers were U.S. persons, as defined in Regulation S. No directed selling efforts were made in the United States by us, any distributor, any of their respective affiliates or any person acting on behalf of any of the foregoing. We implemented the applicable offering restrictions required by Regulation S by including an appropriate restrictive legend.

(iii)
Our former President, Greg Chapman, has in the past provided us office space free of charge, which encompasses approximately 350 square feet. Mr. Chapman’s father owns the space provided. This arrangement ceased on November 4, 2008, the Closing Date of the Agreement and Plan of Reorganization. Since inception of Solterra, Solterra utilizes the home of Stephen Squires in Scottsdale, Arizona as an executive office.  During the year ended June 30, 2009 the Company has reimbursed Stephen Squires $11,040 for the use of his premises.

(iv)
The Company was charged management fees of $6,620 from inception through June 30, 2008 by Greg Chapman, a director of the Company. The Company also had a related party loan of $34,000 which was due to Mr. Chapman for funds advanced.  The loan was forgiven by Mr. Chapman on November 4, 2008.

(v)
Our Chief Executive Officer has loaned to us $83,000 as of November 10, 2009, which monies have no set repayment terms. At June 30, 2009 there were $162,687 due to related parties.  Of this Stephen Squires, our Chief Executive Officer, director and a shareholder, was owed $40,369, comprised of $30,000 in unpaid wages, $7,869 in unreimbursed expenses and $2,500 in advances paid to the Company.

(vi)	At the closing date of the Plan of Reorganization (i.e. November 4, 2008), the following transactions occurred involving our securities:

(a) Mr. Chapman agreed to retire and cancel his 40,000,000 shares of common stock.

(b) We issued debentures to three non-affiliated persons in the principal amount of $1,500,000, convertible at $.2667 per share. Exemption from registration is claimed under Section 4(2) of the Securities Act of 1933, as amended.

(c) We issued 41,250,000 shares of our common stock in exchange for the interests in Solterra of Stephen Squires (35,550,000 shares), Phoenix Alliance Corp. (3,800,000 shares), Brian Lukian (1,000,000,shares), Barry Laughren (500,000 shares), Adrienne Grody (20,000 shares), Lester Morse (190,000 shares) and Steven Morse (190,000 shares). Exemption from registration is claimed under Rule 506 and/or Section 4(2) of the Securities Act of 1933, as amended.

Item 14.       Principal Accountant Fees and Services.

Audit Fees

During fiscal 2009 and 2008, the aggregate fees billed for professional services rendered by LBB & Associates LTD., LLP (the “Independent Auditors”) for the 2009 and 2008 audit of the Company's annual consolidated financial statements totaled approximately $5,000 and $5,155, respectively.

Financial Information Systems Design and Implementation Fees

During 2009 and 2008, there were $-0- in fees billed for professional services by rendered by LBB & Associates LTD., LLP rendered in connection with, directly or indirectly, operating or supervising the operation of its information system or managing its local area network.

All Other Fees

During 2009 and 2008, there were $17,330 and $6,100 in fees billed for professional services rendered by LBB & Associates LTD., LLP, respectively, for review of the Company’s quarterly filings and 8-K filings with the Securities and Exchange Commission. The foregoing fees exclude expense reimbursements of approximately $-0-.

Item 15. Exhibits and Financial Statement Schedules

(a)	Financial Statements

The following documents are filed under “Item 8. Financial Statements and Supplementary Data,”commencing on page F-1 and are included as part of this Form 10-K as the financial statements of the Company for the years ended June 30, 2009 and 2008:

Reports of Independent Registered Public Accounting Firms
Balance Sheets
Statements of Operations
Statement of Stockholders’ Equity
Notes to Financial Statements

(b)	Exhibits

The following exhibits are all previously filed in connection with our Form 8-K filed November 10, 2008, unless otherwise noted.

2.1
Agreement and Plan of Merger and Reorganization, dated as of October 15, 2008, by and among Hague Corp., Solterra Renewable Technologies, Inc., the shareholders of Solterra and Greg Chapman, as Indemnitor.

4.1	Form of Securities Purchase Agreement dated as of November 4, 2008.

4.2	Form of Security Agreement dated November 4, 2008.

4.3	Form of Subsidiary Guarantee dated November 4, 2008.

4.4	Form of Stock Pledge Agreement dated November 4, 2008.

4.5	Form of Debenture-- MKM Opportunity Master Fund, Ltd.

4.6	Form of Debenture.-- MKM SP1, LLC

4.7	Form of Debenture-- Steven Posner Irrevocable Trust u/t/a Dated 06/17/65.

4.8	Form of Escrow Agreement

4.9	Form of Amended Waiver and Consent.

4.10	Form of Registration Rights Agreement.

4.11	Standstill Agreement dated June 1, 2009. (Incorporated by reference to Form 8-K filed June 9, 2009)

4.12	Amended Standstill Agreement dated June 1, 2009.*

4.13	Extension of Standstill Agreement dated October 29, 2009.*

10.1	License Agreement by and between William Marsh Rice University and Solterra Renewable Technologies, Inc. dated August 20, 2008.

10.2	Letter dated October 2, 2008 from Rice University amending the License Agreement contained in Exhibit 10.1

10.3	Agreement with Arizona State University executed by ASU on October 8, 2008 and executed by Solterra on September 18, 2008.

10.4	Letters dated November 5, 2009 and November 5, 2009 amending Rice University Agreement.*

10.5	Consulting Agreement between Steven Posner, Oceanus Capital and The issuer*

21.1	Subsidiaries of Registrant listing state of incorporation*

31(a)	Rule 13a-14(a) Certification – Chief Executive Officer *

31(b)	Rule 13a-14(a) Certification – Chief Financial Officer *

32(a)	Section 1350 Certification – Chief Executive Officer *

32(b)	Section 1350 Certification – Chief Financial Officer *

____________
*  Filed herewith.

(c)	Financial Statement Schedules

We are not filing any financial statement schedules as part of this Form 10-K because such schedules are either not applicable or the required information is included in the financial statements or notes thereto.

SIGNATURES

Pursuant to the requirements Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

HAGUE CORP.

Date: November 12, 2009	By:	/s/ Stephen Squires
Name: Stephen Squires
Title: President and Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

Signatures	Title	Date

Signature	Title	Date

/s/ Stephen Squires	Title: President and Chief Financial Officer	Date: November 12, 2009
Stephen Squires

/s/ Brian Lukian	Title: Acting Chief Financial Officer	Date: November 12, 2009
Brian Lukian

/s/ Michael S. Wong	Title: Director	Date: November 12, 2009
Michael S. Wong

/s/ Dr. Ghassan E. Jabbour	Title: Director	Date: November 12, 2009
Dr. Ghassan E. Jabbour

/s/ David Doderer	Title: Director	Date: November 12, 2009
David Doderer

Stephen Squires, Michael S. Wong, Dr. Ghassan E. Jabbour and David Doderer represent all the current members of the Board of Directors.

 APPENDIX B

FORM OF CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
HAGUE CORP.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of Corporation: Hague Corp.

2. The articles have been amended as follows:

Article 1.  The name of the corporation is Quantum Materials Corp.

Article 3. The number of authorized shares is: 200,000,000 common shares with a par value of $.001 par value.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:

4. Effective date of filing: (optional) _______________________________________
 (must not be later than 90 days after the certificate is filed)

5. Signature: (required)

By:  ________________________
        Stephen Squires, President

B-1

APPENDIX C

STOCK OPTION PLAN

HAGUE CORP.
2009 EMPLOYEE BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN

SECTION 1.                                INTRODUCTION

1.1           Establishment.  Hague Corp., a Nevada corporation (the “Company”), hereby establishes a plan of long-term stock-based compensation incentives for selected Eligible Participants (defined below) of the Company and its affiliated corporations.  This plan was adopted on December 2, 2009 (the “Adoption Date”) by the Board of Directors and shall be known as the 2009 Employee Benefit and Consulting Services Compensation Plan (the "Plan").

1.2           Purpose.  The purpose of the Plan is to further the success of the Company and its Subsidiaries by making available Common Stock of the Company for purchase by eligible directors, officers, consultants and key employees of the Company and its Subsidiaries and thus to provide an additional incentive to such personnel to continue to serve the Company and its Subsidiaries and to give them a greater interest as stockholders in the success of the Company.  It is intended that this Plan be considered an "Employee Benefit Plan” within the meaning of Regulation 405 of the Securities Act of 1933, as amended (the "1933 Act").

The Company intends this Plan to enable the Company to issue, pursuant hereto, Incentive Stock Options as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code").  The Company also intends this Plan to enable it to issue similar options which will not, however, be qualified as Incentive Stock Options (also known as "Non-Statutory Stock Options”) and to issue stock in exchange for services rendered.

The Plan shall become effective as provided in Section 17,  provided, however, Incentive Stock Options may not be exercised and will be void and of no further force and effect if the Plan is not  approved by stockholders within 12 months of the Adoption Date of the Plan.

SECTION 2.                                DEFINITIONS

The following definitions shall be applicable to the terms used in the Plan:

2.1           "Affiliated Corporation" means any corporation that is either a parent corporation with respect to the Company or a subsidiary corporation with respect to the Company (within the meaning of Sections 424(e) and (f), respectively, of the Code).

2.2           “Board” means the Board of Directors of the Company.

2.3           "Committee" means a committee designated by the Board of Directors to administer the Plan or, if no committee is so designated, the Board of Directors.  The Board of Directors, in its sole discretion, may at any time remove any member of the Committee and appoint another Director to fill any vacancy on the Committee. The Committee shall consist of at least two members of the Board of Directors, preferably (but not required) all of whom are Non-Employee Directors.  For the purposes of the Plan, a director or member of the Committee shall qualify as a “Non-Employee Director” only if such person qualifies as a Non-Employee Director within the meaning of paragraph (b)(3)(i) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Code, as such term is interpreted from time to time.

2.4           "Common Stock" means the Company's $.001 par value voting common stock.

2.5           "Company" means Hague Corp.., a Nevada corporation.

2.6           “Disability” means permanent total disability as defined in the Code.

2.7           "Effective Date" means the effective date of the Plan, as set forth in Section 17 hereof.

2.8           "Eligible Participant" or "Participant" means any employee, director, officer, consultant, or advisor of the Company who is determined (in accordance with the provisions of Section 4 hereof) to be eligible to receive stock and exercise stock options hereunder.  Not withstanding the foregoing, no consultant or advisor shall receive options unless such person is eligible to receive same under an employee benefit plan which would be filed under a Form S-8 Registration Statement.

2.9           “Fair Market Value” with respect to Common Stock means fair market value of a share of Common Stock as determined as of the date of grant in accordance with Section 422(c)(7) of the Code and the Regulations applicable thereto.  In this respect, the Fair Market Value of the Common Stock shall be determined as follows:

(i)           If the Common Stock is listed on or quoted on any established stock exchange or a national market system, including without limitation, the NASDAQ National Market or the NASDAQ SmallCap Market, its fair market value shall be the mean between the high and low sales price for such stock on such exchange or system on the date of such grant, as reported in The Wall Street Journal or such other source as the Board deems reliable, or, if none, shall be the mean of the closing “bid” and “ask” prices, if any, for the Common Stock on the date of such grant, as reported in The Wall Street Journal or such other source as the Board deems reliable, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations;

(ii)           If the Common Stock is not then listed or quoted on any established stock exchange or national market system, its fair market value shall be the average of the “bid” prices, if any, for the Common Stock on the date of such grant, as reported in National Daily Quotation Service or such other source as the Board deems reliable; or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations; and

(iii)           If the Fair Market Value of the Common Stock cannot be determined under either (i) or (ii) of Section (c) above, the Fair Market Value thereof shall be determined in good faith by the Board.

(iv)           Regardless of (i) or (ii) of Section (c) above, if the last sales price is reported, that value should be used.

2.10           “Grant” means the action of the Board or Committee at the time of grant of an Option or direct issuance of a share of Common Stock.

2.11           "Incentive Stock Option" means any incentive stock option as defined in Section 422(b) of the Code granted to an individual for any reason connected with his employment by the Company at the time of the granting of a given option under the Plan.

2.12           "Modification" means any change in the terms of an option which would constitute a "modification" as defined in Section 424(h)(3) of the Code, including, without limitation, such a modification to an option as effected by a change in the Plan and any other change in the Plan which would increase the number of shares reserved for options under the Plan, materially change the administration of the Plan (except as permitted in paragraphs 4(c) hereof) or that would otherwise materially increase the benefits accruing to, or available for, participants in the Plan; provided, however, that registration of Option shares under the Securities Act of 1933, as amended, shall not be deemed a Modification.

2.13           "Non-Statutory Stock Option" means any option granted under this Plan other than an Incentive Stock Option.

2.14           "Option" means the grant to an Eligible Participant of a right to acquire shares of Restricted Stock of the Company, unless said shares are duly registered, and thus freely tradeable, pursuant to a Grant of Option approved by the Committee and executed and delivered by the Company.   "Options" means any Incentive Stock Option or Non-Statutory Stock Option, unless otherwise indicated or required by context.

2.15           "Registered Stock" means shares of Common Stock, $.001 par value, of the Company underlying an Option which, if specified in the written Option are, upon issuance, freely tradeable by virtue of having been registered with the Securities and Exchange Commission on a Form S-8 Registration Statement, or another appropriate registration statement, and which shares have been issued subject to the "blue sky" provisions of any appropriate state jurisdiction.  Special resale restrictions may, however, apply to officers, directors, control shareholders and affiliates of the Company and such individuals or entities will be required to obtain an opinion of counsel as regards their ability to resell shares received pursuant to this Plan.

2.16           “Subsidiary” means any corporation which is a “subsidiary corporation” as defined in Section 424(f) of the Code, and the regulations thereto.

2.17           "10% Stockholder" means a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of Company or of any parent or subsidiary of the Company after giving effect to the attribution of stock ownership provisions of Section 424(d) of the Code.

2.18           "Stock" or "Restricted Stock" means shares of Common Stock, $.001 par value, of the Company issuable directly under the Plan or underlying the grant of the Option, which are, upon issuance, subject to the restrictions set forth in Section 11 herein.

References in these definitions to provisions of the Code shall, when appropriate to effectuate the purposed of this Plan, be deemed to be references to such provisions of the Code and regulations promulgated thereunder as the same may be from time to time amended or to successor provisions to such provisions.  Terms defined elsewhere in this Plan shall have the meanings set forth in such respective definitions.  The term "Subsidiary" or "Subsidiaries" shall be deemed to include any parent corporation (if any) as defined in Section 424(e) of the Code.  Wherever appropriate, words used in the Plan in the singular may mean the plural, the plural may mean the singular, and the masculine may mean the feminine.

SECTION 3.                                ADMINISTRATION OF THE PLAN

The Plan is a plan of long-term stock-based compensation incentives for selected Eligible Participants of the Company.  In the absence of contrary action by the Board, and except for action taken by the Committee pursuant to Section 4 in connection with the determination of Eligible Participants, any action taken by the Committee or by the Board with respect to the implementation, interpretation or administration of the Plan shall be final, conclusive and binding.  This Plan may be administered by the Committee, the Board or both, in the sole discretion of the Board.  All references to the Committee herein shall refer to the Board in the event that the Plan is being administered by the Board and not by the Committee.

SECTION 4.                                ELIGIBILITY AND AWARDS

The Committee shall determine at any time and from time to time after the Effective Date of the Plan:  (i) the Eligible Participants; (ii) the number of shares of Common Stock issuable directly or to be granted pursuant to the Option which an Eligible Participant may exercise; (iii) the price per share at which each Option may be exercised, including the form of consideration to be paid, or the value per share if a direct issue of stock; and (iv) the terms on which each Option may be granted.  Such determination may from time to time be amended or altered at the sole discretion of the Committee.  Options granted to officers and/or directors of the Company shall be granted by the Board, or by the Committee, if the Committee is composed of all members who are Non-Employee Directors.

SECTION 5.                                GRANT OF OPTION

Subject to the terms and provisions of this Plan, the terms and conditions under which the Option may be granted to an Eligible Participant shall be established by the Committee and the Grant of an Option hereunder shall be in the form attached hereto as Exhibit A and made a part hereof and containing such changes thereto and such other provisions as the Committee, in its sole discretion, may determine. Notwithstanding the foregoing provisions of this Section 5, each Grant of Option shall incorporate the provisions of this Plan by reference.

Options may be granted after the Effective Date by the Committee and instruments evidencing such grant(s) may similarly be so issued, but in each case where Incentive Stock Options are granted, such Incentive Stock Options and such instruments shall be subject to the approval and ratification of the Plan by the stockholders of the Company within one year of the Effective Date of the Plan, and notwithstanding anything in the Plan that may be deemed to be to the contrary, no Incentive Stock Option may be exercised unless and until such approval and ratification is obtained.  In the event such approval and ratification shall not be obtained, all Incentive Stock Options that may have been granted pursuant to the Plan shall be converted into Non-Statutory Stock Options, but shall be subject to the same termination provisions applicable to the originally granted Incentive Stock Options.  The shares of Common Stock underlying an Incentive Stock Option may be sold in a disqualifying disposition under Section 421(b) of the Code.  No Option shall be granted for a term of more than 10 years from the date of Grant.  In the case of Incentive Stock Options granted to a 10% stockholder, the term of the Incentive Stock Option shall not exceed five years from the date of Grant.

The Committee shall determine the exercise price of each Option granted under the Plan and shall always have the authority to accelerate the vesting period of the Options granted under the Plan.  Non-Statutory Stock Options may be granted at any price determined by the Board even if the exercise price of the Non-Statutory Stock Options is at a price below the Fair Market Value of the Company’s Common Stock on the date of Grant.  In the case of Incentive Stock Options, the following rules shall also apply:

(A) The purchase price of an Incentive Stock Option may not be less than the Fair Market Value of the Common Stock at the time of Grant, except that in the case of a 10% Stockholder who receives an Incentive Stock Option, the purchase price may not be less than 110% of such Fair Market Value.

(B)           The aggregate fair market value (determined at the time the Option is granted) of the optioned stock for which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all such Plans of the Company and its subsidiaries) shall not exceed $100,000.

SECTION 6.                                TOTAL NUMBER OF SHARES OF COMMON STOCK

The total number of shares of Common Stock reserved for issuance by the Company either directly or underlying Options granted under this Plan from inception to date is 10,000,000. The total number of shares of Common Stock reserved for such issuance may be increased only by a resolution adopted by the Board of Directors and amendment of the Plan.  Stockholder approval of such increase or other Modification of the Plan within one year of Effective Date shall be required in the event Incentive Stock Options are granted or to be granted under the Plan.  Common Stock issued under the Plan may be authorized and unissued or reacquired Common Stock of the Company.

SECTION 7.                                PURCHASE OF SHARES OF COMMON STOCK

7.1           As soon as practicable after the determination by the Committee of the Eligible Participants and the number of shares an Eligible Participant may be issued directly or granted pursuant to an Option, the Committee shall give written notice thereof to each Eligible Participant, which notice in the case of Option Grants shall be accompanied by the Grant of Option to be executed by such Eligible Participant. Upon vesting of Option, an Eligible Participant may exercise his right to an Option to purchase Common Stock by providing written notice as specified in the Grant of Option.

7.2           The exercise price for each Option to purchase shares of Common Stock pursuant to paragraph 7.1 shall be as determined by the Committee based upon the provisions contained in Section 5 herein, it being understood that the price so determined by the Committee may vary from one Eligible Participant to another.

SECTION 8.                                PAYMENT UPON EXERCISE OF OPTION OR DIRECT ISSUANCE

The Committee shall determine the terms of the Grant of Option and the exercise price or direct issue price for payment or services by each Participant for his shares of Common Stock granted thereunder.  Such terms shall be set forth or referred to in the Grant of Option or resolution authorizing the share issuance.  The terms and/or prices so set by the Committee may vary from one Participant to another.  Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such Options, (ii) shares of Common Stock owned by the optionee having a Fair Market Value equal in amount to the exercise price of such Options, or (iii) any combination of (i) and (ii), provided, however, that payment of the exercise price by delivery of shares of Common Stock owned by such optionee may be made only upon the condition that such payment does not result in a charge to earnings for financial accounting purposes as determined by the Committee, unless such condition is waived by the Committee.  The Fair Market Value of any shares of Common Stock which may be delivered to the Company for payment of the exercise price upon exercise of an Option shall be determined by the Committee.  Further, if authorized by the Committee at the date of grant, a Non-Statutory Stock Option may be exercised and paid for through the cashless exercise provisions contained in Exhibit A.

SECTION 9.                                DELIVERY OF SHARES OF COMMON STOCK UPON EXERCISE

The Company shall deliver to or on behalf of each Participant such number of shares of Common Stock as such Participant elects to purchase upon direct issuance or upon exercise of the Option.  Such shares shall be fully paid and nonassessable upon the issuance thereof and shall be represented by a certificate or certificates registered in the name of the Participant and, if Restricted Stock, stamped with an appropriate legend referring to the restrictions thereon, as described in Section 11 herein.

SECTION 10.                                  RIGHTS OF EMPLOYEES; NON-TRANSFERABILITY; EXERCISE OF OPTIONS; TERMINATION OF EMPLOYMENT; WITHHOLDING OBLIGATIONS

10.1           Employment.  Nothing contained in the Plan or in any Stock Option, Restricted Stock award or other Common Stock award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or any Affiliated Corporation, or interfere in any way with the right of the Company or any Affiliated Corporation, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of a Stock Option or other Common Stock award.  Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

10.2           Non-transferability.  No right or interest of any Participant in a Stock Option award shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy.  In the event of a Participant's death, a Participant's rights and interest in Stock Option awards shall be transferable by testamentary will or the laws of descent and distribution.  Notwithstanding anything contained herein to the contrary, the Company shall permit the assignment or transfer of an Option to Optionee’s children, grandchildren, spouse or trusts established solely for their benefits (the “Family Members”), but only if the assignment or transfer is without consideration and the Option remains subject to the provisions of the Plan.

10.3           Exercise of Options.  An Option granted under the Plan, to the extent vested, shall be exercisable at such time or times, whether or not in installments, as the Committee shall prescribe at the time the Option is granted.  An Option which has become exercisable may be exercised in accordance with its terms as to any or all full shares purchasable under the provisions of the Option.  The purchase price of the shares shall be paid upon the exercise of the Option in accordance with the provisions of the Grant of Option, and the Company shall not be required to deliver certificates for such shares until such payment has been made.  Except as provided in Section 10.4, an Incentive Stock Option may not be exercised at any time unless the holder thereof is then an employee of the Company or any subsidiaries and shall have been continuously employed by the Company or any subsidiaries since the date of grant (As used in this Plan, the terms "employ" and "employment" shall be deemed to refer to employment as an employee in any such capacity, and "termination of employment" shall be deemed to mean termination of employment as an employee in all of such capacities and continuation of employment as an employee in none of such capacities.)

10.4           Termination of Employment.  Except in the case of Optionee's death or disability as provided below, in the event of termination of employment of a person to whom an Incentive Stock Option has been granted under the Plan, notwithstanding the reason for termination (such as termination for cause, without cause or voluntary on the part of the optionee,), any Incentive Stock Option held by him or a Family Member under the Plan, to the extent not theretofore exercised by the Optionee or Family Member, shall on the 30th day after termination of employment be null and void.  Incentive Stock Options granted under the Plan shall not be affected by any change of employment so long as the holder continues in the employ of the Company or any subsidiaries.  Nothing in the Plan or in any Option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Company or any subsidiaries or affiliates or interfere in any way with the right of the Company or any subsidiaries or affiliates to terminate his employment or occupancy of any corporate office at any time.

In the event of the death of an Optionee to whom an Incentive Stock Option has been granted under the Plan while he is in the employ of the Company or a subsidiary, such Incentive Stock Option may be exercised (to the extent of the number of shares covered by the Incentive Stock Option which were purchasable by the Optionee at the date of his death) by the lawful owner at any time within a period of six months after his death, but in no event after the day in which the Incentive Stock Option would otherwise terminate under the Grant of Option.

In the event of termination of employment of a person to whom an Incentive Stock Option has been granted under the Plan by reason of the disability of such person, the optionee  or his Family Member who is then the holder of the Option may exercise his Incentive Stock Option at any time within one year after such termination of employment but in no event after the day in which the Incentive Stock Option would otherwise terminate, to the extent of the number of shares covered by his Incentive Stock Option which were purchasable by him at the date of the termination of employment.

In the case of Non-Statutory Options, the Committee shall determine at the time of Grant, all applicable termination provisions of Options, if any, and shall incorporate them into the Grant of Option.  The Committee at anytime before the expiration date of the Non-Statutory Stock Options may waive or modify the termination provisions of the Non-Statutory Stock Options to make them more favorable to the Optionee, so long as the Committee does not extend the original expiration date of the Non-Statutory Stock Options.

10.5 Federal Income Tax or Other Withholding Amounts.  In respect to the direct issuance of Common Stock or the exercise of Non-Statutory Stock Options or any Incentive Stock Options which fail to qualify as such for any reason, any required federal income tax or other withholding amount shall be paid (in full) by the Option Holder or Family Member as the case may be, to the Company in cash or by certified check at the time required by applicable federal and/or other laws.  The Company  shall not be required to deliver certificates for such shares until all such payments have been made, and until the Company has had an opportunity (at its sole discretion) to obtain verification from the Option Holder that all federal income tax or other withholding amounts have been properly calculated and paid.

SECTION 11.                                GENERAL RESTRICTIONS

11.1 Restrictive Legend.  All shares of Common Stock issued or issuable under this plan, unless qualified as Registered Stock as defined in Section 2 hereinabove, shall be restricted, and certificates representing the shares shall bear a restrictive legend reading substantially as follows:

The shares represented by this certificate have not been registered under the Securities Act of 1933.  The shares have been acquired for investment and may not be sold, transferred or pledged in the absence of an effective registration statement for these shares under the Securities Act of 1933 or an opinion of the Company's counsel that registration is not required under said Act.

The Company may, at its option, register the Registered Stock on a Form S-8 Registration Statement, or other appropriate form of registration statement, for exercise and subsequent sale in accordance with the 1933 Act.

11.2           Investment Representations.  The Company may require any person to whom a Stock Option, Restricted Stock award, or other Common Stock award is granted, as a condition of exercising such Stock Option, or receiving such Restricted Stock award, or other Common Stock award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Common Stock subject to the Stock Option, Restricted Stock award, or other Common Stock award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

11.3           Compliance with Securities Laws.  Each Stock Option and Stock Grant shall be subject to the requirement that if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Stock Option or Stock Grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Stock Option or Stock Grant may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee.  Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

11.4 Limitation of Rights in the Underlying Shares.  A holder of an Option shall not be deemed for any purpose to be a stockholder of the Company with respect to such Option except to the extent that such Option shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder.

SECTION 12.   BURDEN AND BENEFIT

The terms and provisions of this Plan shall be binding upon, and shall inure to the benefit of, each Participant, his executives or administrators, heirs, and personal and legal representatives and Family Members who become lawful transferees of Options granted hereunder.

SECTION 13.                                PLAN BINDING UPON LAWFUL TRANSFEREES

In the event of an Optionee’s death and Options are to be transferred to the Optionee’s legal heirs and distributors, or in the event of transfers during the Optionee’s lifetime to his Family Members, such parties shall take such Options subject to all provisions and conditions of this Plan, and, as a condition precedent to the transfer of such Options, such parties shall agree to be bound by all provisions of this Plan.

SECTION 14.                                 LOANS

At the discretion of the Committee, the Company may loan to the Optionee some or all of the purchase price of the shares acquired upon exercise of an Option granted under the Plan, so long as the Optionee is not an officer or director of the Company.

SECTION 15.                                CHANGES IN CAPITAL STRUCTURE OF THE COMPANY

In the event that the outstanding shares of Common Stock are increased, decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation (or entity) by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, dividends payable in capital stock, or other capital adjustment, appropriate adjustment shall be made in accordance with Section 424(a) of the Code in the number and kind of shares as to which Options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the grantee shall be maintained as before the occurrence of such event.  Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the exercise price per share.

In addition, unless otherwise determined by the Committee in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company’s assets or stock may, in his, her or its discretion, deliver to the Optionee the same kind of consideration that is delivered to the stockholders of the Company as a result of such sale, conveyance or Change in Control, or the Committee may cancel all outstanding options in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the Optionee would have received had the Option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise had been made prior to such sale, conveyance or Change in Control, less the exercise price therefor.  Upon receipt of such consideration, the Options shall immediately terminate and be of no further force and effect.  The value of the stock or other securities the grantee would have received if the Option had been exercised shall be determined in good faith by the Committee, and in the case of shares of Common Stock, in accordance with the determination of Fair Market Value of Common Stock as set forth herein.

The Committee shall also have the power and right to accelerate the exercisability of any Options, notwithstanding any limitations in this Plan or in the Grant of Option, upon such a sale, conveyance or Change in Control.  Upon such acceleration, any options or portion thereof originally designated as Incentive Stock Options that no longer qualify as Incentive Stock Options under Section 422 of the Code as a result of such acceleration shall be redesignated  as Non-Statutory Stock Options.

A “Change in Control” shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty (50%) percent of the then outstanding Common Stock, shall acquire such additional shares of Common Stock in one or more transactions, or series of transactions, such that following such transaction(s), such person or group and affiliates beneficially own fifty (50%) percent or more of the Common Stock outstanding.

If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Committee shall authorize the issuance or assumption of Option(s) in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Committee may grant Option(s) upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new Option for the old Option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

No fraction of a share shall be purchasable or deliverable upon the exercise of any Option, but in the event any adjustment hereunder in the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

SECTION 16.                                PLAN MODIFICATION AND AMENDMENT

Modifications or other amendments to the Plan may be made by the stockholders of the Company.  The Plan may also be amended by the Committee; provided, however, that if Incentive Stock Options are granted or to be granted under the Plan, no amendment which shall constitute a Modification shall be effective unless approved by the stockholders of the Company within 12 months before or after the adoption of the Modification. No termination, Modification, or amendment of the Plan, may, without the consent of the optionee to whom any Option shall theretofore have been granted, adversely affect the rights of such optionee under such Option; nor shall any such Modification or amendment be deemed to effect a Modification, extension or renewal of any Incentive Stock Option previously granted except pursuant to an express written agreement to such effect, executed by the Company and the optionee.

SECTION 17.                                EFFECTIVE DATE OF THE PLAN

17.1           Effective Date.  The Plan is effective as of December 2, 2009.

17.2           Duration of the Plan.  The Plan shall terminate at midnight on December 8, 2018 which is the day before the tenth anniversary of the Effective Date, and may be terminated prior thereto by action of the Committee of Directors; and no Stock Option, Restricted Stock Award or other Common Stock award shall be granted after such termination.  Stock Options, Restricted Stock Awards and other Common Stock awards outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, in accordance with their terms.

Executed as a sealed instrument as of the 2nd day of December, 2009.

HAGUE CORP.

By:	/s/
Stephen Squires, President
And Chief Executive Officer

EXHIBIT A

FORM OF
 GRANT OF OPTION PURSUANT TO THE
HAGUE CORP.
2009 EMPLOYEE BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN

Hague Corp., a Nevada corporation (the “Company"), hereby grants to ____________________________  ("Optionee") an Incentive (Non-Statutory) Stock Option to purchase ___________ shares of common stock, $.001 par value (the "Shares") of the Company at the purchase price of $______ per share (the "Purchase Price").  This Grant of Option is exercisable in whole or in part at the principal offices of the Company and upon payment in cash or shares of the Company’s Common Stock as permitted under the Plan, or in the case of a Non-Statutory Stock Option, through the cashless exercise provisions established by the Committee at the time of Grant and set forth below or in Appendix I.

This Option is granted pursuant to the 2009 Employee Benefit and Consulting Services Compensation Plan (the “Plan”), a copy of which is appended hereto.  This Option, if it is an Incentive Stock Option, shall be terminated pursuant to the provisions contained in Section 10.4 of the Plan.  This Option, if it is a Non-Statutory Stock Option Plan, shall be terminated pursuant to provisions, if any, set forth by the Committee or the Committee, as the case may be, in the minutes approving the Grant of Options described herein.  Such termination provisions shall be annexed hereto as Appendix I and are incorporated herein.

Subject to the preceding paragraph, this Grant of Option, or any portion thereof, may be exercised only to the extent vested per Appendix I, and must be exercised by Optionee or Optionee’s permitted transferees as described in the Plan no later than  ___________________  (the “Expiration Date”) by (i) notice in writing, sent by facsimile copy to the Company at its address set forth above; and (ii) payment of the Purchase Price pursuant to the terms of this Grant of Option and the Company’s Plan.  The notice must refer to this Grant of Option, and it must specify the number of shares being purchased, and recite the consideration being paid therefor.  Notice shall be deemed given on the date on which the notice is delivered to the Company by facsimile transmission bearing an authorized signature of Optionee.

This Grant of Option shall be considered validly exercised once the Company has received written notice of such exercise and payment therefore has been received and in the case of checks or money orders, has cleared the banking system.

If Optionee fails to exercise this Grant of Option in accordance with this Agreement, then this Agreement shall terminate and have no force and effect, in which event the Company and Optionee shall have no liability to each other with respect to this Grant of Option.

This Grant of Option may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Execution and delivery of this Grant of Option by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Grant of Option by such party.  Such facsimile copies shall constitute enforceable original documents.

The validity, construction and enforceability of this Grant of Option shall be construed under and governed by the laws of the State of Florida, without regard to its rules concerning conflicts of laws, and any action brought to enforce this Grant of Option or resolve any controversy, breach or disagreement relative hereto shall be brought only in a court of competent jurisdiction within the county of _______________, Arizona.

The Shares may not be sold, assigned, transferred or permitted to be transferred, whether voluntarily, involuntarily or by operation of law, delivered, encumbered, pledged, hypothecated or otherwise disposed of until (i) the Shares have been registered with the Securities and Exchange Commission pursuant to an effective registration statement on Form S-8, or such other form of registration statement as may be appropriate, in the discretion of the Company; or (ii) an Opinion of Counsel, satisfactory to the Company, has been received, which opinion sets forth the basis and availability of any exemption for resale or transfer from federal or state securities registration requirements.

This Grant of Option may not be assigned, transferred or hypothecated (except as permitted under the Plan) and any other purported assignment, transfer or hypothecation shall be void ab initio and shall be of no force or effect.

For purposes of any applicable cashless exercise provisions of this Option, the “Fair Market Value” per Share shall mean the market price of one share of Common Stock on the last business day before the effective date of exercise of the Option as defined in the Plan.

The Shares ___________________ [insert appropriate language: “have” or “have not”] been registered with the Securities and Exchange Commission pursuant to a registration statement on Form S-8.

IN WITNESS WHEREOF, this Grant of Option has been executed effective as of ____________________.

HAGUE CORP.

By:	/s/
Stephen Squires, President
and Chief Executive Officer

OPTIONEE:

Exhibit A-1

APPENDIX I

[Describe termination provisions of Non-Statutory Stock Options]

Grant of Option pursuant to HAGUE CORP. 2009 Employee Benefit and Consulting Services Compensation Plan, dated December __, 2009.

Optionee:                                          __________________________
Options Granted:                              __________________________
Purchase Price:                                $_________________ per Share
Date of Grant:                                  __________________________
Exercise Period:                              ____________ to ____________

Vesting Schedule:	option on # of shares	date vested	(assuming continued employee or consultant status, etc.)

Vested Options Exercised to Date:                                                            __________  (including this exercise)
Balance of Vested Options to be Exercised:                                              _________

Exhibit A-2

CASHLESS EXERCISE PROVISIONS APPLICABLE ONLY TO
NON-STATUTORY STOCK OPTIONS AT DISCRETION
OF COMMITTEE AT TIME OF GRANT

“Cashless Right to Convert Non-Statutory Stock Option into Stock Net Issuance.  In addition to and without limiting the rights of the Holder under the terms of this Non-Statutory Stock Option, the Holder may elect to exercise this Option (but not within the first six months from the date of Grant) with respect to then Vested Shares (the “Conversion Right”), the aggregate value of which Vested Shares shall be equal to the “in-the-money” value of this Option or the portion thereof being converted as set forth below.  The Conversion Right may be exercised by the Holder by surrender of this Option at the principal office of the Company together with notice of the Holder’s intention to exercise the Cashless Conversion Right, in which event the Company shall issue to the Holder a number of Vested Shares computed using the following formula.

X= Y (A-B)
                          A

Where:               X           The number of Vested Shares to be issued to the Holder.

Y           The number of Vested Shares representing the portion of this
Option that is being converted and cancelled in payment of
Shares issued to the Holder.

A           The fair market value of one Share of Common Stock of the
Company.

B           The Exercise Price (as adjusted to the date of such
calculations).

For example, if an Option Holder has 3,000 Options exercisable at $3.00 per share, 2,000 Options are vested, the market value is $6.00 per share and the holder desires to convert the Option to the extent vested through the cashless net issue exercise provisions, the Holder would receive 1,000 Vested Shares upon conversion and cancellation of the 2,000 Options.

(X=Y (A-B) = 2,000 ($6.00 - $3.00) = 1,000)”
 A                           6.00

Exhibit A-3

NOTICE OF EXERCISE
(TO BE SIGNED ONLY UPON EXERCISE OF THE OPTION)

TO:           HAGUE CORP. ("Optionor")

The undersigned, the holder of the Grant of Option described above, hereby irrevocably elects to exercise the purchase rights represented by such Grant of Option for, and to purchase thereunder, _________ shares of the Common Stock of HAGUE CORP., and herewith makes payment of _____________________________________ therefore.  Optionee requests that the certificates for such shares be issued in the name of Optionee and be delivered to Optionee at the address of ________________________________________, and if such shares shall not be all of the shares purchasable hereunder, represents that a new Subscription of like tenor for the appropriate balance of the shares, or a portion thereof, purchasable under the Grant of Option pursuant to the HAGUE CORP. 2009 Employee Benefit and Consulting Services Compensation Plan to be delivered to Optionor when and as appropriate.

                                  OPTIONEE:

Dated: _________________________	____________________________

Exhibit A- 4